                                                                                EXECUTION COPY
                               HOME EQUITY LOAN TRUST 2005-HSA1

                                            Issuer

                                             AND

                          JPMORGAN CHASE BANK, NATIONAL ASSOCIATION.

                                      Indenture Trustee

                                          INDENTURE

                                Dated as of December 29, 2005

-----------------------------------------------------------------------------------

                              HOME EQUITY LOAN-BACKED TERM NOTES

                        HOME EQUITY LOAN-BACKED VARIABLE FUNDING NOTES

-----------------------------------------------------------------------------------

                                       TABLE OF CONTENTS

        Section 3.12.    Representations and Warranties Concerning the Home Equity

        Section 3.22.    Owner Trustee Not Liable for Certificates or Related

        Section 4.01.    The Notes; Increase of Maximum Variable Funding Balance;
                         Variable Funding Notes............................................20

        Section 4.02.    Registration of and Limitations on Transfer and Exchange of

        Section 5.03.    Collection of Indebtedness and Suits for Enforcement by

        Section 5.07.    Unconditional Rights of Noteholders to Receive Principal and

        Section 6.10.    Appointment of Co-Indenture Trustee or Separate Indenture

        Section 7.01.    Issuer to Furnish Indenture Trustee Names and Addresses of

        Section 10.04.   Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer

        Section 11.02.   Servicer, REMIC Administrator and Indenture Trustee
                         Indemnification ..................................................65
        Section 11.03.   Designation of REMIC(s)...........................................65

EXHIBIT

Exhibit A-1  ..Form of Class I Notes, Form of Class A-II Notes                         A-1
Exhibit A-2 ...Form of Variable Funding Notes                                          A-2
Exhibit B .....Form of Rule 144A Investment Representation                             B-1
Exhibit C .....Form of Investor Representation Letter                                  C-1
Exhibit D .....Form of Transferor Representation Letter                                D-1

                        RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                             ACT OF 1939 AND INDENTURE PROVISIONS*

       Trust Indenture
         Act Section                                               Indenture Section

           310(a)(1)...........................................            6.11
             (a)(2)............................................            6.11
             (a)(3)............................................            6.10
             (a)(4)............................................        Not Applicable
             (a)(5)............................................            6.11
             (b)...............................................            6.08, 6.11
             (c)...............................................        Not Applicable
           311(a).............................................             6.12
             (b)..............................................             6.12
             (c)..............................................         Not Applicable
           312(a).............................................             7.01, 7.02(a)
             (b)..............................................             7.02(b)
             (c)..............................................             7.02(c)
           313(a).............................................             7.04
             (b)..............................................             7.04
             (c)..............................................             7.03(a)(iii), 7.04
             (d)..............................................             7.04
           314(a).............................................             3.10, 7.03(a)
              (b).............................................             3.07
             (c)(1)...........................................             8.05(c), 10.01(a)
             (c)(2)...........................................             8.05(c), 10.01(a)
             (c)(3)...........................................         Not Applicable
             (d)(1)...........................................             8.05(c), 10.01(b)
             (d)(2)...........................................             8.05(c), 10.01(b)
             (d)(3)...........................................             8.05(c), 10.01(b)
             (e)..............................................            10.01(a)
           315(a).............................................             6.01(b)
             (b)..............................................             6.05
             (c)..............................................             6.01(a)
             (d)..............................................             6.01(c)
             (d)(1)...........................................             6.01(c)
             (d)(2)...........................................             6.01(c)
             (d)(3)...........................................             6.01(c)
             (e)..............................................             5.13
           316(a)(1)(A).......................................             5.11
           316(a)(1)(B).......................................             5.12
           316(a)(2)...........................................       Not Applicable
           316(b)..............................................            5.07
           317(a)(1)...........................................            5.04
           317(a)(2)...........................................            5.03(d)
           317(b)..............................................            3.03(a)
           318(a)..............................................           10.07

*This  reconciliation  and tie shall not, for any purpose,  be deemed to be part of the within indenture.

               This Indenture,  dated as of December 29, 2005,  between HOME EQUITY LOAN TRUST
2005-HSA1,  a Delaware  statutory  trust, as Issuer (the  "Issuer"),  and JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION, as Indenture Trustee (the "Indenture Trustee"),

                                       WITNESSETH THAT:

               Each party hereto  agrees as follows for the benefit of the other party and for the equal and ratable  benefit of the Holders of the  Issuer's  Series  2005-HSA1  Home Equity
Loan-Backed  Term Notes and Home Equity  Loan-Backed  Variable  Funding Notes  (together,  the
"Notes").

                                       GRANTING CLAUSE

               The Issuer  hereby  Grants to the  Indenture  Trustee at the Closing  Date,  as
trustee for the  benefit of the Holders of the Notes,  all of the  Issuer's  right,  title and interest  in and to the  Home  Equity  Loans  and to  all  accounts,  chattel  paper,  general
intangibles,   payment  intangibles,   contract  rights,   certificates  of  deposit,  deposit
accounts,  instruments,  documents,  letters of credit,  money, advices of credit,  investment property,  goods and other  property  consisting  of,  arising under or related to whether now existing or  hereafter  created in (a) the Home Equity  Loans,  (b) the Payment  Account,  all
funds on deposit or  credited  thereto  from time to time and all  proceeds  thereof;  (c) the
Group I Policy  and the  Group II Policy  and (d) all  present  and  future  claims,  demands, causes and choses in action in respect of any or all of the  foregoing  and all payments on or under,  and all proceeds of every kind and nature  whatsoever in respect of, any or all of the foregoing and all payments on or under,  and all proceeds of every kind and nature  whatsoever in the conversion thereof,  voluntary or involuntary,  into cash or other liquid property, all cash proceeds,  accounts,  accounts receivable,  notes, drafts,  acceptances,  checks, deposit accounts,  rights  to  payment  of any and every  kind,  and other  forms of  obligations  and receivables,  instruments  and other property  which at any time  constitute all or part of or are  included in the proceeds of any of the  foregoing  (collectively,  the "Trust  Estate" or the "Collateral").

               The foregoing  Grant is made in trust to secure the payment of principal of and interest  on, and any other  amounts  owing in respect  of, the  Notes,  equally  and  ratably without  prejudice,  priority or distinction,  and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

               The  foregoing  Grant  shall  inure to the  benefit of the Credit  Enhancer  in respect  of draws  made on the Group I Policy  and Group II Policy  and  amounts  owing to the
Credit  Enhancer  from time to time  pursuant to the  Insurance  Agreement  and payable to the
Credit Enhancer  pursuant to this  Indenture,  and such Grant shall continue in full force and effect for the benefit of the Credit  Enhancer  until all such  amounts  owing to it have been repaid in full.

               The Indenture  Trustee,  as trustee on behalf of the Holders of the Notes,  (i)
acknowledges  such Grant,  (ii) accepts the trust under this Indenture in accordance  with the provisions  hereof,  (iii)  agrees to perform  its  duties as  Indenture  Trustee as  required herein and (iv)  acknowledges  receipt of the Group I Policy and the Group II Policy and shall hold such  Policies  in  accordance  with the terms of this  Indenture  for the benefit of the
Holders of the Class I Notes and Class II Notes.

ARTICLE I

                                         Definitions

Section 1.01.  Definitions.   For  all  purposes  of  this  Indenture,   except  as  otherwise
expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined  herein shall have the meanings  assigned to such terms in the  Definitions attached  hereto  as  Appendix  A  which  is  incorporated  by  reference  herein.  All  other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.  Incorporation  by Reference of Trust  Indenture  Act.  Whenever this  Indenture refers to a provision of the Trust  Indenture Act (the "TIA"),  the provision is  incorporated by  reference  in and made a part of this  Indenture.  The  following  TIA terms  used in this
Indenture have the following meanings:

               "Commission" means the Securities and Exchange Commission.

               "indenture securities" means the Notes.

               "indenture security holder" means a Noteholder.

               "indenture to be qualified" means this Indenture.

               "indenture trustee" or "institutional trustee" means the Indenture Trustee.

               "obligor" on the  indenture  securities  means the Issuer and any other obligor on the indenture securities.

               All  other  TIA  terms  used in this  Indenture  that are  defined  by the TIA, defined by TIA  reference to another  statute or defined by  Commission  rule have the meaning assigned to them by such definitions.

Section 1.03.  Rules of Construction.  Unless the context otherwise requires:

(i)     a term has the meaning assigned to it;

(ii)    an accounting term not otherwise  defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(iii)   "or" is not exclusive;

(iv)    "including" means including without limitation;

(v)     words in the  singular  include  the  plural  and  words  in the  plural  include  the singular; and

(vi)    any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case
of  agreements  or  instruments)   references  to  all  attachments  thereto  and  instruments incorporated  therein;  references  to a  Person  are  also to its  permitted  successors  and assigns.

ARTICLE II

                                  Original Issuance of Notes

Section 2.01.  Form.  The Term Notes and the Variable  Funding  Notes,  in each case  together with the Indenture  Trustee's  certificate of  authentication,  shall be in substantially  the forms set forth in  Exhibits  A-1 and A-2,  respectively,  with such  appropriate  insertions, omissions,  substitutions  and other variations as are required or permitted by this Indenture and may have such  letters,  numbers  or other  marks of  identification  and such  legends or endorsements  placed  thereon as may,  consistently  herewith,  be  determined by the officers executing such Notes,  as evidenced by their  execution of the Notes.  Any portion of the text of any Note may be set forth on the reverse  thereof,  with an appropriate  reference  thereto on the face of the Note.

        The Notes shall be typewritten,  printed,  lithographed or engraved or produced by any combination  of these methods (with or without steel engraved  borders),  all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

        The  terms of the Notes  set  forth in  Exhibits  A-1 and A-2 are part of the terms of this Indenture.

Section 2.02.  Execution,  Authentication and Delivery.  The Notes shall be executed on behalf of the  Issuer  by any of its  Authorized  Officers.  The  signature  of any  such  Authorized
Officer on the Notes may be manual or facsimile.

        Notes bearing the manual or facsimile  signature of  individuals  who were at any time
Authorized  Officers  of  the  Issuer  shall  bind  the  Issuer,   notwithstanding  that  such
individuals  or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Notes or did not hold such offices at the date of such Notes.

        The Indenture  Trustee shall upon Issuer Request  authenticate  and deliver Term Notes for original  issue in an aggregate  initial  principal  amount of  $278,847,000  and Variable
Funding  Notes  for  original  issue in an  aggregate  initial  principal  amount  of $0.  The
Security  Balance of the Variable  Funding  Notes in the  aggregate may not exceed the Maximum
Variable Funding Balance.

        Each Note shall be dated the date of its  authentication.  The Notes shall be issuable as registered  Notes and the Class I Notes,  and the Class A-II Notes shall be issuable in the minimum  initial  Security  Balances of $100,000  and in  integral  multiples  of $1 in excess thereof.

        Each  Variable  Funding Note shall be initially  issued with a Security  Balance of $0 or, if  applicable,  with a Security  Balance in the amount  equal to the  Additional  Balance
Differential  for the  Collection  Period  related to the Payment Date  following  the date of issuance of such Variable Funding Note pursuant to Section 4.01(b).

        No Note  shall  be  entitled  to any  benefit  under  this  Indenture  or be  valid or
obligatory   for  any  purpose,   unless  there  appears  on  such  Note  a   certificate   of
authentication  substantially  in the form  provided  for  herein  executed  by the  Indenture
Trustee by the manual  signature of one of its authorized  signatories,  and such  certificate upon any Note shall be conclusive  evidence,  and the only  evidence,  that such Note has been duly authenticated and delivered hereunder.

ARTICLE III

                                          Covenants

Section 3.01.  Collection  of Payments  with Respect to the Home Equity  Loans.  The Indenture
Trustee shall  establish  and maintain with itself the Payment  Account in which the Indenture
Trustee  shall,  subject  to the terms of this  paragraph,  deposit,  on the same day as it is received from the Master  Servicer,  each  remittance  received by the Indenture  Trustee with respect  to the  Home  Equity  Loans.  The  Indenture  Trustee  shall  make  all  payments  of principal of and interest on the Notes,  subject to Section  3.03, as provided in Section 3.05 herein from monies on deposit in the Payment Account.

Section 3.02.  Maintenance  of Office or Agency.  The Issuer will  maintain in the City of New
York,  an office or agency where,  subject to  satisfaction  of  conditions  set forth herein,
Notes may be  surrendered  for  registration  of transfer or exchange,  and where  notices and demands to or upon the Issuer in respect of the Notes and this  Indenture  may be served.  The
Issuer  hereby  initially  appoints  the  Indenture  Trustee  to  serve as its  agent  for the foregoing  purposes.  If at any time the Issuer  shall  fail to  maintain  any such  office or agency  or shall  fail to  furnish  the  Indenture  Trustee  with the  address  thereof,  such surrenders,  notices and demands may be made or served at the Corporate Trust Office,  and the
Issuer  hereby  appoints the  Indenture  Trustee as its agent to receive all such  surrenders, notices and demands.

Section 3.03.  Money for  Payments  to Be Held in Trust;  Paying  Agent.  (a) As  provided  in
Section  3.01,  all  payments of amounts due and payable with respect to any Notes that are to be made from  amounts  withdrawn  from the Payment  Account  pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture  Trustee or by the Paying Agent,  and no amounts so withdrawn  from the Payment  Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03.

        The Issuer will cause each Paying  Agent other than the  Indenture  Trustee to execute and deliver to the  Indenture  Trustee an  instrument  in which such Paying  Agent shall agree with the Indenture  Trustee (and if the Indenture  Trustee acts as Paying Agent,  it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

(i)     hold all sums held by it for the payment of amounts  due with  respect to the Notes in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such
Persons or  otherwise  disposed  of as herein  provided  and pay such sums to such  Persons as herein provided;

(ii)    give the Indenture  Trustee and the Credit  Enhancer  written notice of any default by the Issuer of which it has actual  knowledge in the making of any payment  required to be made with respect to the Notes;

(iii)   at any time during the  continuance of any such default,  upon the written  request of the Indenture  Trustee,  forthwith  pay to the Indenture  Trustee all sums so held in trust by such Paying Agent;

(iv)    immediately  resign as Paying Agent and  forthwith  pay to the  Indenture  Trustee all sums  held by it in trust  for the  payment  of  Notes,  if at any time it  ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

(v)     comply with all  requirements  of the Code with  respect to the  withholding  from any payments  made by it on any Notes of any  applicable  withholding  taxes  imposed  thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)    deliver to the  Indenture  Trustee a copy of the report to  Noteholders  prepared with respect  to  each  Payment  Date  by the  Master  Servicer  pursuant  to  Section  4.01 of the
Servicing Agreement.

        The  Issuer  may at any time,  for the  purpose  of  obtaining  the  satisfaction  and discharge of this  Indenture or for any other  purpose,  by Issuer  Request  direct any Paying
Agent to pay to the Indenture  Trustee all sums held in trust by such Paying Agent,  such sums to be held by the  Indenture  Trustee  upon the same  trusts as those upon which the sums were held by such  Paying  Agent;  and upon  such  payment  by any  Paying  Agent to the  Indenture
Trustee,  such Paying Agent shall be released from all further  liability with respect to such money.

        Subject to  applicable  laws with  respect to escheat of funds,  any money held by the
Indenture  Trustee  or any  Paying  Agent in trust  for the  payment  of any  amount  due with respect to any Note and  remaining  unclaimed  for one year  after such  amount has become due and payable shall be discharged  from such trust and be paid to the Issuer on Issuer  Request;
and the Holder of such Note shall thereafter,  as an unsecured general creditor,  look only to the  Issuer  for  payment  thereof  (but  only to the  extent  of the  amounts  so paid to the
Issuer),  and all  liability  of the  Indenture  Trustee or such Paying  Agent with respect to such trust money shall  thereupon  cease;  provided,  however,  that the Indenture  Trustee or such Paying  Agent,  before being  required to make any such  repayment,  shall at the expense and direction of the Issuer cause to be published  once, in an  Authorized  Newspaper,  notice that such money remains  unclaimed and that, after a date specified  therein,  which shall not be less than 30 days from the date of such  publication,  any unclaimed  balance of such money then  remaining  will be  repaid to the  Issuer.  The  Indenture  Trustee  may also  adopt and employ,  at  the  expense  and  direction  of  the  Issuer,  any  other  reasonable  means  of notification  of such  repayment  (including,  but not  limited  to,  mailing  notice  of such repayment  to  Holders  whose  Notes  have  been  called  but have not  been  surrendered  for redemption  or whose  right to or  interest  in monies  due and  payable  but not  claimed  is determinable  from the records of the Indenture  Trustee or of any Paying  Agent,  at the last address of record for each such Holder).

Section 3.04.  Existence.  The  Issuer  will keep in full  effect  its  existence,  rights and franchises  as a statutory  trust under the laws of the State of Delaware  (unless it becomes, or any successor Issuer  hereunder is or becomes,  organized under the laws of any other state or of the United  States of  America,  in which case the Issuer  will keep in full  effect its existence,  rights and franchises under the laws of such other  jurisdiction)  and will obtain
and  preserve  its   qualification  to  do  business  in  each   jurisdiction  in  which  such
qualification  is or shall be necessary to protect the  validity  and  enforceability  of this
Indenture,  the Notes, the Home Equity Loans and each other  instrument or agreement  included in the Trust Estate.

Section 3.05.  Payment of Principal and Interest;  Defaulted Interest.  (a)(I) On each Payment
Date from  amounts on deposit in the Payment  Account with respect to the Group I Loans (other than amounts  deposited in the nature of  prepayment  charges),  the Paying Agent shall pay to the Class I Noteholders,  the Certificate  Paying Agent, on behalf of the  Certificateholders, and to other  Persons the amounts to which they are entitled,  as set forth in the  statements delivered to the Indenture  Trustee pursuant to Section 4.01 of the Servicing  Agreement,  and to the Class SB-I  Certificateholders,  amounts in the nature of  prepayment  charges,  as set forth below in the following order of priority:

(i)     first,  to the Class I  Noteholders,  on a pro rata  basis in  accordance  with  their respective Interest  Distribution  Amounts, the Interest Distribution Amount for each Class of the Class I Notes for such Payment Date;

(ii)    second,  to the Class I Noteholders,  as principal on the Class I Notes, the Principal
Collection  Distribution  Amount for such Payment Date to be allocated to the Class I Notes as described in Section  3.05(b)(i) below,  until the Security Balances thereof have been reduced to zero;

(iii)   third, to the Class I Noteholders,  as principal on the Class I Notes, the Liquidation
Loss  Distribution  Amount  with  respect  to the  Group I Loans for such  Payment  Date to be allocated to the Class I Notes as described in Section  3.05(b)(i)  below,  until the Security
Balances thereof have been reduced to zero;

(iv)    fourth,  to the Credit Enhancer,  the amount of the premium for the Group I Policy and any previously  unpaid premiums for the Group I Policy,  with interest  thereon as provided in the Insurance Agreement;

(v)     fifth,  to the Credit  Enhancer,  to  reimburse it for prior draws made on the Group I
Policy with interest thereon as provided in the Insurance Agreement;

(vi)    sixth,  to the Class I  Noteholders,  as principal  on the Class I Notes,  the Group I
Overcollateralization  Increase  Amount,  if any, for such Payment Date to be allocated to the
Class I Notes as described in Section  3.05(b)(i)  below,  until the Security Balances thereof have been reduced to zero;

(vii)   seventh,  to the  Credit  Enhancer,  any other  amounts  owed to the  Credit  Enhancer pursuant to the Insurance Agreement and related to the Class I Notes;

(viii)  eighth,  to the Class I  Noteholders,  any  Prepayment  Interest  Shortfalls  for such
Payment Date allocated to the Class I Noteholders as described in Section  3.05(b)(ii)  below, and any  Prepayment  Interest  Shortfalls  allocated  to the  Class I  Notes  on any  previous
Payment Date and not previously  paid, plus interest on any previously  unpaid amount from the date the  shortfall  was  allocated  at the  applicable  Note Rate (as  adjusted  from time to time),  on a pro rata  basis  in  accordance  with  their  respective  amounts  of  Prepayment
Interest Shortfalls allocated thereto and remaining unpaid;

(ix)    ninth,  to the Class I Noteholders,  their  respective  amounts of Group I Net WAC Cap
Shortfalls  for such  Payment  Date,  if any,  and  respective  amounts of Group I Net WAC Cap
Shortfalls  for any previous  Payment Date and not  previously  paid, if any, plus interest on any previously  unpaid amount from the date of the shortfall at the  applicable  Note Rate (as adjusted from time to time), on a pro rata basis in accordance with their  respective  amounts of Group I Net WAC Cap Shortfalls remaining unpaid;

(x)     tenth,  to the Class I  Noteholders,  any Relief Act  Shortfalls  with  respect to the
Group I  Loans  incurred  during  the  related  Collection  Period  allocated  to the  Class I
Noteholders  as  described in Section  3.05(b)(ii)  below,  on a pro rata basis in  accordance with the respective amounts of Relief Act Shortfalls so allocated; and

(xi)    eleventh,  any  remaining  amount  (other  than  amounts in the  nature of  prepayment charges)  to  the  Certificate  Paying  Agent  on  behalf  of  the  holders  of  the  Group  I
Certificates  and any amounts in the nature of prepayment  charges to the  Certificate  Paying
Agent,  on behalf of the  holders  of the Class  SB-I  Certificates  and the REMIC II  Regular
Interests SB-PO and SB-IO;

provided,  however,  in the event that on a Payment Date a Credit Enhancer  Default shall have occurred and be  continuing,  then the  priorities of  distributions  described  above will be adjusted such that  payments of any amounts to be paid to the Credit  Enhancer (x) pursuant to clauses  3.05(a)(I)  (iv) and (vii) will not be paid  until the full  amount of  interest  and principal in accordance  with clauses  3.05(a)(I) (i) through  (iii),  (vi) and (viii) through
(x)  that  are due and  required  to be paid on such  Payment  Date  have  been  paid  and (y)
pursuant  to clause  3.05(a)(I)  (v) will not be paid until the full  amount of  interest  and principal in accordance  with clauses  3.05(a)(I)  (i) through (iii) and (vi) that are due and required  to be paid on such  Payment  Date have been paid.  For  purposes  of the  foregoing, required  payments of principal  on the Class I Notes on each Payment Date  pursuant to clause
3.05(a)(I)(iii)  above will  include the pro rata  portion  allocable  to the Class I Notes of all  Liquidation  Loss Amounts for such Payment Date and for all previous  Collection  Periods until paid or covered in full,  to the extent  not  otherwise  covered by a  Liquidation  Loss
Distribution  Amount  with  respect  to  the  Class  I  Notes,  a  reduction  of the  Group  I
Overcollateralization  Amount on such  Payment Date or a draw on the Group I Policy (up to the outstanding Security Balance thereof).

        On the  Final  Scheduled  Payment  Date or other  final  Payment  Date for the Class I
Notes,  the amount to be paid  pursuant to clause  (ii) above  shall be equal to the  Security
Balances  of the  Class I  Notes  immediately  prior  to such  Payment  Date.  Notwithstanding anything  herein to the  contrary,  if the final  Payment  Date is a date on which the  Master
Servicer  has  exercised  its right to purchase  all of the Group I Loans  pursuant to Section
8.08 of the Servicing  Agreement,  the  priorities set forth in clauses (i) through (vi) above shall be  disregarded,  and  amounts on deposit in the  Payment  Account  with  respect to the
Group I Loans will be applied first, to pay the Interest  Distribution  Amount for the Class I
Notes,  on a pro  rata  basis  in  accordance  with  their  respective  Interest  Distribution
Amounts;  second,  to pay  principal  on the Class I Notes on a pro rata  basis in  accordance with their  respective  Security  Balances,  until the  Security  Balances  thereof  have been reduced to zero and then in accordance  with the  priorities set forth in clauses (iv) through
(xii) above.

        (II) On each  Payment  Date from  amounts  on  deposit  in the  Payment  Account  with respect  to  Group II  Loans  (other  than  amounts  deposited  in the  nature  of  prepayment charges),  the Paying  Agent shall pay to the Class II  Noteholders,  the  Certificate  Paying
Agent,  on behalf of the  Certificateholders,  and to other  Persons the amounts to which they are entitled,  as set forth in the statements  delivered to the Indenture  Trustee pursuant to
Section 4.01 of the Servicing Agreement,  and to the Class SB-II  Certificateholders,  amounts in the nature of prepayment charges, as set forth below in the following order of priority:

(i)     first,  to the Class  A-II  Noteholders  and the  Variable  Funding  Noteholders,  the
Interest  Distribution  Amount  for the Class A-II Notes and the  Variable  Funding  Notes for
such  Payment  Date,  on a pro  rata  basis  in  accordance  with  their  respective  Interest
Distribution Amounts;

(ii)    second,  to the Class  A-II  Noteholders  and the  Variable  Funding  Noteholders,  as
principal  on the Class  A-II Notes and  Variable  Funding  Notes,  the  Principal  Collection
Distribution  Amount with respect to the Class A-II Notes and the Variable  Funding  Notes for
such Payment Date, on a pro rata basis in accordance  with the outstanding  Security  Balances thereof;

(iii)   third,  to the  Class  A-II  Noteholders  and the  Variable  Funding  Noteholders,  as
principal  on the  Class  A-II  Notes  and  Variable  Funding  Notes,  on a pro rata  basis in accordance with the outstanding  Security Balances thereof,  the Liquidation Loss Distribution
Amount with respect to the Group II Loans for such Payment Date;

(iv)    fourth, to the Credit Enhancer,  the amount of the premium for the Group II Policy and any previously  unpaid premiums for the Group II Policy,  with interest thereon as provided in the Insurance Agreement;

(v)     fifth,  to the Credit  Enhancer,  to reimburse it for prior draws made on the Group II
Policy  related  to  payments  of  principal  and  interest  on the Class  A-II  Notes and the
Variable Funding Notes with interest thereon as provided in the Insurance Agreement;

(vi)    sixth,  to the  Class  A-II  Noteholders  and the  Variable  Funding  Noteholders,  as
principal  on the Class  A-II Notes and the  Variable  Funding  Notes,  on a pro rata basis in
accordance    with   the   outstanding    Security    Balances    thereof,    the   Group   II
Overcollateralization Increase Amount, if any, for such Payment Date;

(vii)   seventh,  to the  Credit  Enhancer,  any other  amounts  owed to the  Credit  Enhancer pursuant to the Insurance Agreement and related to the Class II Notes;

(viii)  eighth, to the Class A-II Noteholders and the Variable Funding Noteholders,  any Group
II Net WAC Cap  Shortfalls  for that Payment Date and any Group II Net WAC Cap  Shortfalls for
previous  Payment Dates and not previously  paid  (together with interest  thereon at the Note
Rate for the related Class of Class II Notes (as adjusted  from time to time)),  on a pro rata basis in accordance with the respective  amounts of Group II Net WAC Cap Shortfalls  allocated to each such Class for such Payment Date and any previous  Payment Dates not  previously  paid
(with interest thereon);

(ix)    ninth,  to pay to the holders of the Class A-II Notes and the Variable  Funding Notes,
pro rata,  any Relief Act Shortfalls  with respect to the Group II Loans  incurred  during the related Collection Period; and

(x)     tenth, any remaining  amount (other than amounts in the nature of prepayment  charges)
to the Certificate  Paying Agent on behalf of the holders of the Class SB-II  Certificates and any amounts in the nature of prepayment  charges to the  Certificate  Paying Agent,  on behalf of the holders of the Class SB-II Certificates;

provided,  however,  in the event that on a Payment Date a Credit Enhancer  Default shall have occurred and be  continuing,  then the  priorities of  distributions  described  above will be adjusted such that  payments of any amounts to be paid to the Credit  Enhancer (x) pursuant to clauses  3.05(a)(II)  (iv) and (vii) will not be paid until the full  amount of  interest  and principal in accordance with clauses  3.05(a)(II)  (i) through (iii),  (vi) and (viii) through
(ix)  that  are due and  required  to be paid on such  Payment  Date  have  been  paid and (y)
pursuant to clause  3.05(a)(II) (v)  will not be paid until the full  amount of  interest  and principal in accordance  with clauses  3.05(a)(II) (i) through (iii) and (vi) that are due and required  to be paid on such  Payment  Date have been paid.  For  purposes  of the  foregoing, required  payments of principal on the Class II Notes on each Payment Date  pursuant to clause
3.05(a)(II)(iii)  above will include the pro rata  portion  allocable to the Class II Notes of all  Liquidation  Loss Amounts for such Payment Date and for all previous  Collection  Periods until paid or covered in full,  to the extent  not  otherwise  covered by a  Liquidation  Loss
Distribution  Amount  with  respect  to the  Class  II  Notes,  a  reduction  of the  Group II
Overcollateralization  Amount on such  Payment  Date or a draw on the  Group II Policy  (up to the outstanding Security Balance thereof).

        On the Final  Scheduled  Payment  Date or other  final  Payment  Date for the Class II
Notes,  the amount to be paid  pursuant to clause  (iii) above shall be equal to the  Security
Balances  of the  Class  II Notes  immediately  prior to such  Payment  Date.  Notwithstanding anything  herein to the  contrary,  if the final  Payment  Date is a date on which the  Master
Servicer has  exercised  its right to purchase  all of the Group II Loans  pursuant to Section
8.08 of the Servicing  Agreement,  the  priorities set forth in clauses (i) through (iv) above shall be  disregarded,  and  amounts on deposit in the  Payment  Account  with  respect to the
Group II Loans will be applied first,  to pay the Interest  Distribution  Amount for the Class
A-II  Notes  and  Variable  Funding  Notes,  on a pro rata  basis  in  accordance  with  their respective  Interest  Distribution  Amounts;  second, to pay principal on the Class A-II Notes and Variable  Funding Notes on a pro rata basis in accordance with their  respective  Security
Balances,  until  the  Security  Balances  thereof  have  been  reduced  to zero  and  then in accordance with the priorities set forth in clauses (iv) through (xi) above.

(b)      (i) With  respect  to the  Class I Notes  and each  Payment  Date,  distributions  of principal  to the Class I  Noteholders  pursuant  to clauses  (ii),  (iii) and (vi) of Section
3.05(a)(I) shall be made in the following  order:  first, to the Class A-I-5  Noteholders,  in an amount equal to the Class A-I-5 Lockout  Distribution  Amount for that Payment Date,  until the Security Balance of the Class A-I-5 Notes has been reduced to zero;  second,  to the Class
A-I-1  Noteholders,  until the  Security  Balance of the Class A-I-1 Notes has been reduced to zero; third, to Class A-I-2  Noteholders,  until the Security Balance of the Class A-I-2 Notes has been reduced to zero; fourth, to the Class A-I-3  Noteholders,  until the Security Balance of the Class  A-I-3 Notes has been  reduced to zero;  fifth,  to the Class A-I-4  Noteholders, until the Security  Balance of the Class A-I-4 Notes has been reduced to zero;  and sixth,  to the Class  A-I-5  Noteholders,  until the  Security  Balance of the Class A-I-5 Notes has been reduced to zero.

               (ii)...Relief Act Shortfalls and Prepayment  Interest Shortfalls on the Group I
Loans  will be  allocated  to each  Class of Class I Notes on a pro rata  basis in  accordance with the amount of accrued interest  payable on that Class for such Payment Date,  absent such reductions.  Relief Act  Shortfalls  on the Group II Loans will be allocated to the Class A-II
Notes  and  Variable  Funding  Notes on a pro rata  basis in  accordance  with the  amount  of accrued interest payable on that Class for such Payment Date, absent such reductions.

(c)     On each Payment Date, the  Certificate  Paying Agent shall deposit in the  Certificate
Distribution  Account all amounts it received  pursuant to this  Section  3.05 for the purpose of distributing such funds to the Certificateholders.

               The amounts paid to  Noteholders  shall be paid in respect of the related Class or Classes of Term Notes or Variable  Funding  Notes,  as the case may be, in accordance  with the  applicable  percentage as set forth in paragraph  (d) below.  Interest will accrue on the
Notes during an Interest  Period,  on the basis of the actual  number of days in such Interest
Period and a year  assumed to consist of 360 days,  in the case of the Class  A-I-1  Notes and the Class II Notes,  and on the basis of a 360-day year  consisting of twelve  30-day  months, in the case of the remaining Classes of Notes.

               Any installment of interest or principal,  if any,  payable on any Note that is punctually  paid or duly provided for by the Issuer on the applicable  Payment Date shall,  if such Holder  holds Notes of an aggregate  initial  Security  Balance or notional  amount of at least  $1,000,000,  be paid to each Holder of record on the  preceding  Record  Date,  by wire transfer to an account  specified  in writing by such Holder  reasonably  satisfactory  to the
Indenture  Trustee  as of the  preceding  Record  Date  or in all  other  cases  or if no such instructions  have  been  delivered  to the  Indenture  Trustee,  by check to such  Noteholder mailed to such Holder's  address as it appears in the Note Register the amount  required to be distributed  to such  Holder  on such  Payment  Date  pursuant  to such  Holder's  Securities;
provided,  however,  that the  Indenture  Trustee  shall not pay to such  Holders  any  amount required to be withheld from a payment to such Holder by the Code.

(d)     Principal  of each  Note  shall  be due and  payable  in full on the  Final  Scheduled
Payment  Date for such Note as provided in the related  form of Note set forth in Exhibits A-1 and A-2. All  principal  payments on each of the Term Notes and Variable  Funding  Notes shall be made in accordance  with the  priorities  set forth in paragraphs  (a) and (b) above to the
Noteholders entitled thereto in accordance with the related Percentage  Interests  represented thereby.  Upon written notice to the Indenture  Trustee by the Issuer,  the Indenture  Trustee
shall  notify the Person in whose name a Note is  registered  at the close of  business on the
Record Date  preceding the Final  Scheduled  Payment Date or other final  Payment  Date.  Such notice  shall be mailed  no later  than  five  Business  Days  prior to such  Final  Scheduled
Payment  Date or other final  Payment Date and shall  specify  that  payment of the  principal amount and any interest due with respect to such Note at the Final  Scheduled  Payment Date or other final  Payment Date will be payable only upon  presentation  and  surrender of such Note and shall  specify the place where such Note may be presented and  surrendered  for such final payment.

Section 3.06.  Protection  of Trust  Estate.  (a) The  Issuer  will from time to time  execute and deliver all such  supplements  and amendments  hereto and all such  financing  statements, continuation  statements,  instruments of further  assurance and other  instruments,  and will take such other action necessary or advisable to:

(i)     maintain or preserve the lien and  security  interest  (and the  priority  thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii)    perfect,  publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)   cause the Trust to enforce any of the Home Equity Loans; or

(iv)    preserve and defend title to the Trust Estate and the rights of the Indenture  Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

(b)     Except as  otherwise  provided in this  Indenture,  the  Indenture  Trustee  shall not remove  any  portion  of the  Trust  Estate  that  consists  of  money or is  evidenced  by an instrument,  certificate  or other writing from the  jurisdiction  in which it was held at the date of the most recent  Opinion of Counsel  delivered  pursuant to Section  3.07 (or from the jurisdiction  in which it was held as  described  in the Opinion of Counsel  delivered  at the
Closing  Date  pursuant to Section  3.07(a),  if no Opinion of Counsel has yet been  delivered pursuant to Section  3.07(b))  unless the Owner Trustee  shall have first  received an Opinion of Counsel to the effect that the lien and security  interest  created by this  Indenture with respect to such property  will  continue to be  maintained  after giving effect to such action or actions.

        The Issuer hereby designates the Indenture Trustee its agent and  attorney-in-fact  to execute any financing  statement,  continuation  statement or other instrument  required to be executed pursuant to this Section 3.06.

Section 3.07.  Opinions  as to  Trust  Estate.  (a) On the  Closing  Date,  the  Issuer  shall furnish to the  Indenture  Trustee and the Owner  Trustee an Opinion of Counsel at the expense of the Issuer  stating  that,  upon  delivery of the Loan  Agreements  relating to the Initial
Home Equity Loans to the Indenture  Trustee or the Custodian,  the Indenture Trustee will have a perfected, first priority security interest in the Home Equity Loans.

(b)     On or before December 31st in each calendar year,  beginning in 2006, the Issuer shall furnish to the  Indenture  Trustee an Opinion of Counsel at the  expense of the Issuer  either stating that,  in the opinion of such counsel,  such action has been taken with respect to the recording,  filing,  re-recording and refiling of this Indenture,  any indentures supplemental hereto and any other  requisite  documents and with respect to the execution and filing of any financing  statements  and  continuation  statements  as is necessary to maintain the lien and security  interest  in the Home  Equity  Loans and  reciting  the  details  of such  action or stating  that in the opinion of such  counsel no such  action is  necessary  to maintain  such lien and  security  interest.  Such  Opinion of Counsel  shall also  describe  the  recording, filing,  re-recording and refiling of this Indenture,  any indentures  supplemental hereto and any other  requisite  documents and the execution and filing of any financing  statements  and continuation  statements  that will, in the opinion of such  counsel,  be required to maintain the lien and  security  interest in the Home Equity Loans until  December 31 in the  following calendar year.

Section 3.08.  Performance  of  Obligations;   Servicing   Agreement.   (a)  The  Issuer  will
punctually  perform  and observe  all of its  obligations  and  agreements  contained  in this
Indenture,  the Basic Documents and in the  instruments  and agreements  included in the Trust
Estate.

(b)     The  Issuer may  contract  with other  Persons to assist it in  performing  its duties under  this  Indenture,  and any  performance  of such  duties by a Person  identified  to the
Indenture  Trustee in an  Officer's  Certificate  of the  Issuer  shall be deemed to be action taken by the Issuer.

(c)     The Issuer  will not take any action or permit any action to be taken by others  which would release any Person from any of such Person's  covenants or obligations  under any of the documents  relating to the Home  Equity  Loans or under any  instrument  included in the Trust
Estate, or which would result in the amendment, hypothecation,  subordination,  termination or discharge of, or impair the validity or  effectiveness  of, any of the  documents  relating to the Home Equity Loans or any such  instrument,  except such actions as the Master  Servicer is expressly permitted to take in the Servicing Agreement.

(d)     The  Issuer  may  retain an  administrator  and may enter  into  contracts  with other
Persons for the  performance of the Issuer's  obligations  hereunder,  and performance of such obligations  by such Persons  shall be deemed to be  performance  of such  obligations  by the
Issuer.

Section 3.09.  Negative  Covenants.  So long as any Notes are  Outstanding,  the Issuer  shall not:

(a)     except  as  expressly  permitted  by  this  Indenture,  sell,  transfer,  exchange  or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

(b)     claim any credit on, or make any deduction  from the principal or interest  payable in respect of, the Notes (other than  amounts  properly  withheld  from such  payments  under the
Code) or assert any claim  against any present or former  Noteholder  by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

(c)     (i) permit the validity or effectiveness  of this Indenture to be impaired,  or permit the  lien  of  this  Indenture  to  be  amended,  hypothecated,  subordinated,  terminated  or discharged,  or permit  any Person to be  released  from any  covenants  or  obligations  with respect to the Notes under this Indenture except as may be expressly  permitted  hereby,  (ii)
permit any lien,  charge,  excise,  claim,  security  interest,  mortgage or other encumbrance
(other  than the lien of this  Indenture)  to be  created on or extend to or  otherwise  arise upon or burden the Trust Estate or any part  thereof or any  interest  therein or the proceeds thereof or (iii) permit the lien of this  Indenture not to  constitute a valid first  priority security interest in the Trust Estate; or

(d)     impair or cause to be impaired the  Issuer's  interest in the Home Equity  Loans,  the
Purchase  Agreement  or in any  Basic  Document,  if any  such  action  would  materially  and adversely affect the interests of the Noteholders.

Section 3.10.  Annual  Statement as to  Compliance.  The Issuer will deliver to the  Indenture
Trustee,  within 120 days after the end of each  fiscal  year of the Issuer  (commencing  with the fiscal  year  2005),  an  Officer's  Certificate  stating,  as to the  Authorized  Officer signing such Officer's Certificate, that:

(a)     a review of the  activities  of the  Issuer  during  such year and of its  performance under this  Indenture and the Trust  Agreement has been made under such  Authorized  Officer's supervision; and

(b)     to the best of such Authorized Officer's  knowledge,  based on such review, the Issuer has complied with all  conditions  and covenants  under this  Indenture and the  provisions of the Trust  Agreement  throughout  such year, or, if there has been a default in its compliance with any such  condition or covenant,  specifying  each such default known to such  Authorized
Officer and the nature and status thereof.

Section 3.11.  Recording  of  Assignments.  The Issuer  shall  enforce the  obligation  of the
Seller under the Purchase  Agreement to submit or cause to be submitted  for  recordation  all
Assignments  of  Mortgages  within 60 days of receipt of recording  information  by the Master
Servicer.

Section 3.12.  Representations   and  Warranties   Concerning  the  Home  Equity  Loans.   The
Indenture   Trustee,   as  pledgee  of  the  Home  Equity  Loans,   has  the  benefit  of  the
representations  and  warranties  made by the Seller in  Section  3.1(a),  Section  3.1(b) and
3.1(c) of the  Purchase  Agreement  concerning  the Home Equity Loans and the right to enforce the remedies  against the Seller  provided in such Section  3.1(a),  Section 3.1(b) and 3.1(c)
to the same extent as though such  representations  and  warranties  were made directly to the
Indenture Trustee.

Section 3.13.  Assignee  of Record of the Home  Equity  Loans.  As pledgee of the Home  Equity
Loans,  the Indenture  Trustee shall hold record title to the Home Equity Loans by being named as payee in the  endorsements  or  assignments  of the Loan  Agreements  and  assignee  in the
Assignments  of Mortgage to be recorded  under Section 2.1 of the Purchase  Agreement.  Except as expressly  provided in the Purchase  Agreement or in the Servicing  Agreement  with respect to any specific Home Equity Loan, the Indenture  Trustee shall not execute any  endorsement or assignment  or  otherwise  release or  transfer  such  record  title to any of the Home Equity
Loans  until such time as the  remaining  Trust  Estate may be  released  pursuant  to Section
8.05(b).

Section 3.14.  Master  Servicer  as Agent and  Bailee of the  Indenture  Trustee.  Solely  for
purposes of perfection  under Section 9-313 or 9-314 of the Uniform  Commercial  Code or other similar  applicable  law,  rule or  regulation  of the state in which such property is held by the Master Servicer,  the Issuer and the Indenture Trustee hereby  acknowledge that the Master
Servicer  is  acting as agent and  bailee of the  Indenture  Trustee  in  holding  amounts  on deposit in the  Custodial  Account  pursuant to Section 3.02 of the Servicing  Agreement  that are  allocable  to the Home  Equity  Loans,  as well as the agent and bailee of the  Indenture
Trustee in holding any Related  Documents  released to the Master Servicer pursuant to Section
3.06(c) of the  Servicing  Agreement,  and any other  items  constituting  a part of the Trust
Estate  which  from  time to time come  into the  possession  of the  Master  Servicer.  It is intended  that, by the Master  Servicer's  acceptance of such agency  pursuant to Section 3.02 of the  Servicing  Agreement,  the Indenture  Trustee,  as a pledgee of the Home Equity Loans, will be deemed to have  possession  of such  Related  Documents,  such  monies  and such other items for  purposes  of Section  9-305 of the  Uniform  Commercial  Code of the state in which such property is held by the Master Servicer.

Section 3.15.  Investment  Company Act. The Issuer  shall not become an  "investment  company"
or  under  the  "control"  of an  "investment  company"  as  such  terms  are  defined  in the
Investment Company Act of 1940, as amended (or any successor or amendatory  statute),  and the rules and regulations  thereunder  (taking into account not only the general definition of the term  "investment  company" but also any  available  exceptions  to such general  definition);
provided,  however,  that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from  regulation as an "investment  company" so long as it is in compliance with the conditions imposed in such order.

Section 3.16.  Issuer May  Consolidate,  etc.  (a) The Issuer shall not  consolidate  or merge with or into any other Person, unless:

(i)     the Person (if other than the Issuer)  formed by or surviving  such  consolidation  or merger  shall be a Person  organized  and  existing  under  the laws of the  United  States of
America or any state or the District of Columbia and shall expressly  assume,  by an indenture supplemental  hereto,  executed and delivered to the  Indenture  Trustee,  in form  reasonably satisfactory to the Indenture  Trustee,  the due and punctual  payment of the principal of and
interest   on  all   Notes  and  to  the   Certificate   Paying   Agent,   on  behalf  of  the
Certificateholders  and the  performance or observance of every agreement and covenant of this
Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)    immediately  after giving effect to such  transaction,  no Event of Default shall have occurred and be continuing;

(iii)   the Issuer receives  consent of the Credit Enhancer and the Rating Agencies shall have notified  the  Issuer  that such  transaction  shall  not cause the  rating of the Notes to be reduced,  suspended or  withdrawn  or to be  considered  by either  Rating  Agency to be below investment grade without taking into account the Group I and Group II Policy;

(iv)    the Issuer shall have received an Opinion of Counsel (and shall have delivered  copies thereof  to  the  Indenture  Trustee  and  the  Credit  Enhancer)  to  the  effect  that  such transaction will not have any material  adverse tax consequence to the Issuer,  any Noteholder or any Certificateholder;

(v)     any action that is necessary to maintain  the lien and  security  interest  created by this Indenture shall have been taken; and

(vi)    the Issuer shall have delivered to the Indenture Trustee an Officer's  Certificate and
an Opinion of Counsel  each stating that such  consolidation  or merger and such  supplemental indenture  comply with this Article III and that all conditions  precedent herein provided for relating to such  transaction  have been complied with  (including any filing  required by the
Exchange Act).

(b)     The Issuer shall not convey or transfer  any of its  properties  or assets,  including those included in the Trust Estate, to any Person, unless:

(i)     the Person that acquires by conveyance  or transfer the  properties  and assets of the
Issuer the conveyance or transfer of which is hereby  restricted  shall (i) be a United States citizen or a Person  organized and existing  under the laws of the United States of America or any  state,  (ii)  expressly  assumes,  by an  indenture  supplemental  hereto,  executed  and delivered to the Indenture  Trustee,  in form satisfactory to the Indenture  Trustee,  the due and punctual  payment of the  principal of and  interest on all Notes and the  performance  or observance of every  agreement and covenant of this  Indenture on the part of the Issuer to be performed  or  observed,  all as  provided  herein,  (iii)  expressly  agrees by means of such supplemental  indenture that all right,  title and interest so conveyed or  transferred  shall be subject  and  subordinate  to the rights of Holders  of the Notes,  (iv)  unless  otherwise provided  in such  supplemental  indenture,  expressly  agrees to  indemnify,  defend and hold harmless the Issuer against and from any loss,  liability or expense  arising under or related to this  Indenture  and the  Notes  and (v)  expressly  agrees  by means of such  supplemental indenture  that such Person (or if a group of Persons,  then one specified  Person) shall make all filings with the Commission (and any other  appropriate  Person)  required by the Exchange
Act in connection with the Notes;

(ii)    immediately  after giving effect to such  transaction,  no Default or Event of Default shall have occurred and be continuing;

(iii)   the Issuer receives  consent of the Credit Enhancer and the Rating Agencies shall have notified  the  Issuer  that such  transaction  shall  not cause the  rating of the Notes to be reduced, suspended or withdrawn, if determined without regard to the Policies;

(iv)    the Issuer shall have received an Opinion of Counsel (and shall have delivered  copies thereof  to  the  Indenture  Trustee  and  the  Credit  Enhancer)  to  the  effect  that  such transaction  will  not  have  any  material  adverse  tax  consequence  to the  Issuer  or any
Noteholder;

(v)     any action that is necessary to maintain  the lien and  security  interest  created by this Indenture shall have been taken; and

(vi)    the Issuer shall have delivered to the Indenture Trustee an Officer's  Certificate and
an Opinion of Counsel  each  stating that such  conveyance  or transfer and such  supplemental indenture  comply with this Article III and that all conditions  precedent herein provided for relating to such  transaction  have been complied with  (including any filing  required by the
Exchange Act).

Section 3.17.  Successor or  Transferee.  (a) Upon any  consolidation  or merger of the Issuer in accordance with Section  3.16(a),  the Person formed by or surviving such  consolidation or merger (if other than the Issuer) shall succeed to, and be  substituted  for, and may exercise every  right and power of, the Issuer  under this  Indenture  with the same  effect as if such
Person had been named as the Issuer herein.

(b)     Upon a conveyance or transfer of all the assets and properties of the Issuer  pursuant to Section  3.16(b),  the Issuer will be released  from every  covenant and  agreement of this
Indenture  to be observed  or  performed  on the part of the Issuer with  respect to the Notes immediately  upon the delivery of written notice to the Indenture  Trustee of such  conveyance or transfer.

Section 3.18.  No Other  Business.  The  Issuer  shall not engage in any  business  other than financing,  purchasing,  owning  and  selling  and  managing  the Home  Equity  Loans  and the issuance of the Notes and  Certificates  in the manner  contemplated by this Indenture and the
Basic Documents and all activities incidental thereto.

Section 3.19.  No  Borrowing.  The  Issuer  shall  not  issue,  incur,  assume,  guarantee  or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.20.  Guarantees,  Loans,  Advances and Other Liabilities.  Except as contemplated by this  Indenture  or the other Basic  Documents,  the Issuer shall not make any loan or advance or credit to, or guarantee  (directly or indirectly  or by an instrument  having the effect of assuring  another's  payment or  performance  on any  obligation  or capability of so doing or otherwise),  endorse or otherwise  become  contingently  liable,  directly or  indirectly,  in connection  with the  obligations,  stocks or dividends  of, or own,  purchase,  repurchase or acquire (or agree contingently to do so) any stock,  obligations,  assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.21.  Capital  Expenditures.  The  Issuer  shall not make any  expenditure  (by long-
term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22.  Owner Trustee Not Liable for  Certificates or Related  Documents.  The recitals contained  herein shall be taken as the  statements  of the  Depositor,  and the Owner Trustee
assumes  no  responsibility  for  the  correctness   thereof.   The  Owner  Trustee  makes  no
representations  as to the validity or  sufficiency of this  Indenture,  of any Basic Document or of the  Certificates  (other than the signatures of the Owner Trustee on the  Certificates)
or the  Notes,  or of any  Related  Documents.  The  Owner  Trustee  shall at no time have any responsibility  or  liability  with  respect  to the  sufficiency  of the Trust  Estate or its ability to generate  the  payments to be  distributed  to  Certificateholders  under the Trust
Agreement  or  the  Noteholders  under  this  Indenture,  including,  the  compliance  by  the
Depositor or the Seller with any warranty or  representation  made under any Basic Document or in any  related  document  or the  accuracy of any such  warranty  or  representation,  or any action of the Certificate  Paying Agent,  the Certificate  Registrar or the Indenture  Trustee
taken in the name of the Owner Trustee.

Section 3.23.  Restricted  Payments.  The Issuer shall not,  directly or  indirectly,  (i) pay any  dividend or make any  distribution  (by  reduction of capital or  otherwise),  whether in cash,  property,  securities or a combination  thereof, to the Owner Trustee or any owner of a beneficial  interest  in the  Issuer or  otherwise  with  respect to any  ownership  or equity interest or security in or of the Issuer, (ii) redeem,  purchase,  retire or otherwise acquire for value any such  ownership  or equity  interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose;  provided,  however,  that the Issuer may make, or cause to be made,  (x)  distributions  to the  Owner  Trustee  and the  Certificateholders  as
contemplated  by, and to the  extent  funds are  available  for such  purpose  under the Trust
Agreement  and (y)  payments to the Master  Servicer  pursuant  to the terms of the  Servicing
Agreement.  The Issuer will not,  directly or  indirectly,  make payments to or  distributions from the  Custodial  Account  except in  accordance  with this  Indenture  and the other Basic
Documents.

Section 3.24.  Notice of Events of Default.  The Issuer shall give the Indenture Trustee,  the
Credit  Enhancer  and the  Rating  Agencies  prompt  written  notice of each  Event of Default hereunder and under the Trust Agreement.

Section 3.25.  Further  Instruments  and Acts.  Upon  request of the  Indenture  Trustee,  the
Issuer will execute and deliver such  further  instruments  and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.26.  Statements  to  Noteholders.  On each Payment Date,  the Indenture  Trustee and the  Certificate  Registrar  shall forward by mail to each Noteholder or make available on its website initially located at "www.jpmorgan.com/sfr" and Certificateholder,  respectively,  the statement  delivered to it, on the  Business  Day  following  the related  Determination  Date pursuant to Section 4.01 of the Servicing Agreement.

Section 3.27.  Determination  of Note Rates.  On the second  LIBOR  Business  Day  immediately preceding  (i) the Closing  Date in the case of the first  Interest  Period and (ii) the first day of each succeeding  Interest Period,  the Indenture  Trustee shall determine LIBOR and the
Note  Rates for the Class  A-I-1  Notes and the Class II Notes for such  Interest  Period  and shall inform the Issuer,  the Master Servicer and the Depositor at their respective  facsimile numbers given to the Indenture Trustee in writing.

Section 3.28.  Payments  under  the  Group I and  Group  II  Policy.  (a) On or prior to 12:00 noon New York City time on the second  Business  Day before any Payment  Date,  the  Indenture
Trustee  shall  make a draw on each of the  Group I  Policy  and the  Group II  Policy,  in an
amount,  if any,  equal to the  Deficiency  Amount  with  respect to the Class I Notes and the
Deficiency  Amount  with  respect to the Class II Notes,  respectively.  For  purposes  of the foregoing,  amounts in the Payment Account  available for interest  distributions on the Class
I Notes and the Class II Notes on any  Payment  Date  shall be deemed to include  all  amounts distributed  on the Home  Equity  Loans in Loan  Group I, in the case of the Class I Notes and all amounts  distributed  on the Home Equity  Loans in Loan Group II, in the case of the Class
II  Notes  for  such  Payment  Date,  in  each  case,  other  than  the  Principal  Collection
Distribution  Amount  distributed  thereon.  In addition,  (x) on the Final Scheduled  Payment
Date for each Class of Class I Notes,  the Indenture  Trustee shall make a draw on the Group I
Policy in the amount by which the  Security  Balances  on the  applicable  Class or Classes of
Class I Notes exceeds the payments  otherwise  available to be made to the Holders  thereof on the Final  Scheduled  Payment Date and (y) on the Final  Scheduled  Payment Date for the Class
II Notes,  the  Indenture  Trustee  shall  make a draw on the Group II Policy in the amount by which the Security Balances on Class II Notes exceeds the payments  otherwise  available to be made to the Holders thereof on the Final Scheduled Payment Date.

(b)     The  Indenture  Trustee  shall  submit,  if a  Deficiency  Amount is  specified in any statement  to Holders of the Class I Notes or Class II Notes  prepared by the Master  Servicer pursuant to Section 4.01 of the  Servicing  Agreement  and timely  delivered to the  Indenture
Trustee,  the  notice  (in the form  attached  as Exhibit A to the Group I Policy and Group II
Policy) in the amount of the  Deficiency  Amount to the  Credit  Enhancer  no later than 12:00 noon,  New York City time, on the second  Business Day prior to the  applicable  Payment Date.
Upon receipt of such  Deficiency  Amount in accordance with the terms of the Group I Policy or
Group II Policy,  as applicable,  the Indenture  Trustee shall deposit such Deficiency  Amount in the  Payment  Account  for  distribution  to the  Class  I  Noteholders  or  the  Class  II
Noteholders, as applicable,  pursuant to Section 3.05.

Section 3.29.  Additional Representations of the Issuer.

(a)     This  Indenture  creates a valid and continuing  security  interest (as defined in the
    New York UCC) in the Mortgage  Notes in favor of the  Indenture  Trustee,  which  security interest is prior to all other Liens  (except as  expressly  permitted  otherwise  in this
    Indenture),  and is  enforceable as such as against  creditors of and purchasers  from the
    Issuer.

(b)     The Mortgage  Notes  constitute  "instruments"  within the meaning of the New York UCC and the Delaware UCC.

(c)     The  Issuer  owns and has good and  marketable  title to the  Mortgage  Notes free and clear of any Lien of any Person.

(d)     The original  executed  copy of each  mortgage Note (except for any Mortgage Note with respect to which a Lost Note  Affidavit  has been  delivered  to the  Custodian)  has been delivered to the Custodian.

(e)     The  Issuer  has  received  a  written  acknowledgment  from  the  Custodian  that the
    Custodian  is acting  solely as agent of the  Indenture  Trustee  for the  benefit  of the
    Noteholders.

(f)     Other than the security  interest  granted to the Indenture  Trustee  pursuant to this
    Indenture, the Issuer has not pledged,  assigned, sold, granted a security interest in, or otherwise  conveyed any of the Mortgage Notes. The Issuer has not authorized the filing of and  is not  aware  of  any  financing  statements  against  the  Issuer  that  include  a description of collateral  covering the Mortgage Notes other than any financing  statement relating to the  security  interest  granted to the  Indenture  Trustee  hereunder  or any security  interest  that has been  terminated.  The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g)     None of the Mortgage Notes has any marks or notations  indicating  that they have been pledged,  assigned or otherwise  conveyed to any Person other than the Indenture  Trustee, except for (i) any  endorsements  that are part of a complete chain of  endorsements  from the  originator  of the  Mortgage  Note to the  Indenture  Trustee,  and (ii) any marks or notations pertaining to Liens that have been terminated or released.

ARTICLE IV

                     The Notes; Satisfaction and Discharge of Indenture.

Section 4.01.  The Notes;  Increase of Maximum  Variable  Funding  Balance;  Variable Funding
Notes.  (a) The Term Notes  shall be  registered  in the name of a nominee  designated  by the
Depository.  Beneficial  Owners  will  hold  interests  in the  Class A Notes as set  forth in
Section 4.06 herein in minimum initial  Security  Balances of $100,000 and integral  multiples of $1 in excess  thereof.  The  Capped  Funding  Notes will be issued as  definitive  notes in fully registered form in minimum initial Security  Balances of $10,000 and integral  multiples of $1 in excess  thereof,  together  with any  additional  amount  necessary  to cover (i) the aggregate  initial  Security  Balance of the Capped  Funding Notes  surrendered at the time of the initial  denominational  exchange thereof (with such initial Security Balance in each case being  deemed to be the  Security  Balance  of the  Capped  Funding  Notes at the time of such initial  denominational  exchange  thereof) or (ii) the aggregate  initial Security Balance of any Capped Funding Notes issued in an exchange described in subsection (d) below.

        The Indenture  Trustee may for all purposes  (including  the making of payments due on the  Notes)  deal with the  Depository  as the  authorized  representative  of the  Beneficial
Owners with  respect to the Term Notes for the  purposes of  exercising  the rights of Holders of Term  Notes  hereunder.  Except  as  provided  in the  next  succeeding  paragraph  of this
Section  4.01,  the rights of  Beneficial  Owners  with  respect  to the Term  Notes  shall be limited to those  established by law and  agreements  between such  Beneficial  Owners and the
Depository  and  Depository  Participants.  Except as  provided  in Section  4.08,  Beneficial
Owners shall not be entitled to  definitive  certificates  for the Term Notes as to which they are the  Beneficial  Owners.  Requests and  directions  from,  and votes of, the Depository as
Holder of the Term Notes  shall not be deemed  inconsistent  if they are made with  respect to different  Beneficial  Owners.  The Indenture  Trustee may establish a reasonable  record date in connection  with  solicitations  of consents from or voting by Noteholders  and give notice to the  Depository  of such record date.  Without the consent of the Issuer and the  Indenture
Trustee,  no Term Note may be transferred by the Depository  except to a successor  Depository that agrees to hold such Note for the account of the Beneficial Owners.

        In the event the Depository  Trust Company  resigns or is removed as  Depository,  the
Indenture  Trustee with the approval of the Issuer may appoint a successor  Depository.  If no successor  Depository  has  been  appointed  within  30  days  of the  effective  date  of the
Depository's  resignation or removal,  each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

        The Notes shall,  on original  issue, be executed on behalf of the Issuer by the Owner
Trustee,  not in its  individual  capacity but solely as Owner Trustee,  authenticated  by the
Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

(b)     On each Payment Date,  the aggregate  Security  Balance of the Variable  Funding Notes shall be increased  by an amount equal to the Group II  Additional  Balance  Differential  for
such  Payment  Date,  subject  to the  Maximum  Variable  Funding  Balance  and the  terms and conditions  set forth  below.  The  Maximum  Variable  Funding  Balance  may be  increased  as provided in Section 9.01(a)(viii).

(c)     The  Variable  Funding  Notes  issued on the Closing  Date shall bear the  Designation
"VFN-1" and each new Variable  Funding Note for such Class of Variable  Funding Note will bear sequential numerical designations in the order of their issuance.

(d)     Subject to the  following  conditions,  the  Variable  Funding  Notes may be exchanged pursuant to Section 4.02 for one or more Capped  Funding  Notes.  Prior to any such  exchange, the party  requesting  the  exchange  must  provide an Opinion of  Counsel,  addressed  to the
Credit Enhancer,  the Issuer and the Indenture Trustee,  to the effect that the Capped Funding
Notes shall  qualify for federal  income tax  purposes as  indebtedness  of the Issuer and the
Issuer  will  not be  characterized  as an  association  (or a  publicly  traded  partnership)
taxable as a corporation or a taxable  mortgage pool within the meaning of Section  7701(i) of the Code.  If  required  by the Opinion of  Counsel,  the Capped  Funding  Notes may be issued concurrently  with a reduction in the Security  Balance of the Variable  Funding  Notes and an
equivalent  increase in the Security Balance of the Certificates,  pursuant to Section 3.12 of the Trust  Agreement.  Upon receipt of the Opinion of Counsel,  the  Indenture  Trustee  shall issue  the  Capped  Funding  Notes  with a  Security  Balance  equal to the  Security  Balance permitted under such Opinion of Counsel,  in minimum  denominations as set forth in subsection
(a) above.  The Capped  Funding Notes shall bear the  designation  "Capped" in addition to any other  applicable  designation.  In connection  with such exchange,  any Security  Balance not represented  by either a Capped  Funding  Note or an increase in the  Security  Balance of the
Certificates  referred to above shall result in the  issuance of a new  Variable  Funding Note having an initial  Security  Balance equal to the excess of the outstanding  Security  Balance of the  Variable  Funding  Note so  surrendered  over the  initial  Security  Balances  of the related  Capped  Funding  Notes and an increase in the  Security  Balance of the  Certificates referred to above.  The  Indenture  Trustee and the Issuer agree to cooperate  with each other and the party  requesting  the exchange of Variable  Funding Notes for Capped  Funding  Notes,
the  Credit  Enhancer,  the  Depositor,  the  Seller  and the  Owner  Trustee  and to cause no unreasonable  delay in issuing  Capped  Funding  Notes in  connection  with this  Section  and
Section 3.12 of the Trust Agreement.

Section 4.02.  Registration of and Limitations on Transfer and Exchange of Notes; Appointment
of Certificate Registrar.  (a)      The  Issuer  shall  cause  to be  kept  at  the  Indenture
Trustee's  Corporate  Trust  Office a Note  Register  in  which,  subject  to such  reasonable regulations as it may  prescribe,  the Note Registrar  shall provide for the  registration  of
Notes and of transfers and exchanges of Notes as herein provided.

        (b)    Subject to the  restrictions  and limitations  set forth below,  upon surrender for  registration  of transfer of any Note at the  Corporate  Trust  Office,  the Issuer shall execute and the Note Registrar shall  authenticate and deliver,  in the name of the designated transferee or  transferees,  one or more new Notes in  authorized  initial  Security  Balances evidencing the same aggregate Percentage Interests.

        (c)    No  Variable  Funding  Note,  other  than  any  Capped  Funding  Notes,  may be transferred.  Subject  to  the  provisions  set  forth  below,  Capped  Funding  Notes  may be transferred,  provided that with respect to the initial transfer thereof by the Seller,  prior written  notification  of such  transfer  shall have been given to the Rating  Agencies and to the Credit Enhancer by the Seller.

        (d)    No transfer,  sale,  pledge or other disposition of a Capped Funding Note shall be made  unless  such  transfer,  sale,  pledge  or  other  disposition  is  exempt  from  the registration  requirements  of the  Securities  Act of 1933,  as amended,  and any  applicable state  securities  laws or is made in  accordance  with said Act and laws. In the event of any such  transfer,  the Indenture  Trustee or the Issuer shall require the  transferee to execute either  (i)(a) an investment  letter in  substantially  the form attached  hereto as Exhibit B
(or in such form and  substance  reasonably  satisfactory  to the  Indenture  Trustee  and the
Issuer)  which  investment  letters shall not be an expense of the Trust,  the Owner  Trustee, the Indenture Trustee,  the Master Servicer,  the Depositor or the Issuer and which investment letter states that,  among other things,  such  transferee  (a) is a "qualified  institutional buyer" as defined  under  Rule 144A,  acting  for its own  account  or the  accounts  of other
"qualified  institutional  buyers"  as  defined  under  Rule  144A,  and (b) is aware that the proposed  transferor  intends to rely on the exemption from  registration  requirements  under the  Securities  Act of 1933, as amended,  provided by Rule 144A or (ii)(a) a written  Opinion of  Counsel  (which  may  be  in-house  counsel)  acceptable  to  and in  form  and  substance reasonably  satisfactory  to the  Indenture  Trustee and the Issuer that such  transfer may be made pursuant to an exemption,  describing  the applicable  exemption and the basis  therefor, from said Act and laws or is being  made  pursuant  to said Act and  laws,  which  Opinion  of
Counsel shall not be an expense of the  Indenture  Trustee or the Issuer and (b) the Indenture
Trustee shall require the transferee  executes an investment  letter in substantially the form of Exhibit C hereto and the transferor  executes a  representation  letter,  substantially  in the form of Exhibit D hereto acceptable to and in form and substance  reasonably  satisfactory to the Issuer and the Indenture  Trustee  certifying  to the Issuer and the Indenture  Trustee the facts  surrounding such transfer,  which investment  letter shall not be an expense of the
Indenture  Trustee or the  Issuer.  The Holder of a Capped  Funding  Note  desiring  to effect such transfer  shall,  and does hereby agree to,  indemnify  the Indenture  Trustee the Credit
Enhancer  and the Issuer  against  any  liability  that may result if the  transfer  is not so exempt or is not made in  accordance  with such  federal  and state  laws.  In  addition,  any
Noteholder of a Capped  Funding Note desiring to effect any such transfer  shall  deliver,  if any private  placement  memorandum or other offering  document prepared in connection with the offering of such Capped Funding Notes  specifies  that such delivery will be required,  to the
Indenture  Trustee and the Master  Servicer,  either (i) a  certificate  substantially  to the effect of the  certification  set forth in Exhibit G to the Trust Agreement or (ii) an Opinion of Counsel  that  establishes  to the  satisfaction  of the  Indenture  Trustee and the Master
Servicer that the purchase of  Certificates  is  permissible  under  applicable  law, will not constitute or result in any non-exempt  prohibited  transaction under ERISA or Section 4975 of the Code and will not subject the Indenture  Trustee or the Master  Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code)
in addition to those  undertaken in this  Indenture,  which Opinion of Counsel shall not be an expense of the Indenture Trustee or the Master Servicer.  Notwithstanding  the foregoing,  the restrictions  on  transfer  specified  in this  paragraph  are not  applicable  to any  Capped
Funding Notes that have been  registered  under the Securities Act of 1933 pursuant to Section
2.4 of the Purchase Agreement.

        (e)(i) In the  case of any  Class  I Note or  Class  A-II  Note  (each  such  Note,  a
"Book-Entry  Non-Restricted  Note") presented for registration in the name of any Person, such
Person shall be deemed to have  represented  to the Indenture  Trustee,  the Depositor and the
Master  Servicer that (A) the Person is not a Plan  Investor,  or (B) the  acquisition  of the
Note by that  Person  does not  constitute  or give  rise to a  prohibited  transaction  under
Section  406 of  ERISA or  Section  4975 of the Code for  which no  statutory,  regulatory  or administrative exemption is available.

        (ii)   (A) If any  Class I Note or  Class  A-II  Note  (or any  interest  therein)  is acquired  or held in  violation  of the  provisions  of  clause  (e)(i)  above,  then the last preceding  Transferee  that is not in violation of the provisions of clause (e)(i) above shall be  restored,  to the extent  permitted  by law, to all rights and  obligations  as Note Owner thereof  retroactive  to the date of such  Transfer of such  Book-Entry  Non-Restricted  Note.
The  Indenture  Trustee  shall be under no liability to any Person for making any payments due on such Note to such preceding Transferee.

        (iii)  Any Person  investing assets of a Plan may not acquire any Note or any interest therein if the Depositor,  the Master Servicer,  the Indenture  Trustee,  the Owner Trustee or
any  affiliates  of any such  person (A) has  investment  or  administrative  discretion  with respect to those plan assets of such Plan;  (B) has  authority  or  responsibility  to give or regularly  gives  investment  advice with  respect to those plan assets for a fee and pursuant to an  agreement  or  understanding  that  such  advice  will  serve as a  primary  basis  for investment  decisions  with  respect to those plan assets and will be based on the  particular investment  needs for the Plan;  or (C) unless United  States  Department of Labor  Prohibited
Transaction  Class  Exemption  90-1,  91-38 or 95-60  applies,  is an employer  maintaining or contributing to the Plan.

        (iv)   Any purported  Beneficial Owner whose  acquisition or holding of any Book-Entry
Non-Restricted  Note (or interest  therein) was effected in violation of the  restrictions  in this Section 4.02(e) shall indemnify and hold harmless the Depositor,  the Indenture  Trustee, the  Underwriter,  the Master Servicer,  any  Subservicer,  and the Trust from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

        (f)    Subject  to the  foregoing,  at the  option  of the  Noteholders,  Notes may be exchanged  for  other  Notes  of like  tenor,  in each  case in  authorized  initial  Security
Balances  evidencing  the same aggregate  Percentage  Interests upon surrender of the Notes to be  exchanged  at the  Corporate  Trust  Office of the Note  Registrar.  With  respect  to any surrender of Capped  Funding Notes for exchange the new Notes  delivered in exchange  therefor will  bear  the  designation  "Capped"  in  addition  to any  other  applicable  designations.
Whenever any Notes are so surrendered  for exchange,  the Indenture  Trustee shall execute and the Note Registrar shall  authenticate  and deliver the Notes which the Noteholder  making the exchange is entitled to receive.  Each Note  presented  or  surrendered  for  registration  of transfer or exchange  shall (if so required by the Note  Registrar) be duly endorsed by, or be accompanied by a written  instrument of transfer in form  reasonably  satisfactory to the Note
Registrar  duly  executed by, the Holder  thereof or his attorney  duly  authorized in writing with such  signature  guaranteed  by a commercial  bank or trust  company  located or having a correspondent  located in the city of New York.  Notes  delivered  upon any such  transfer  or exchange  will  evidence  the same  obligations,  and will be  entitled to the same rights and privileges, as the Notes surrendered.

        (g)    No  service  charge  shall be  imposed  for any  registration  of  transfer  or exchange of Notes,  but the Note Registrar  shall require payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection  with any  registration  of transfer or exchange of Notes.

        (h)    All Notes  surrendered  for  registration  of transfer  and  exchange  shall be cancelled  by the Note  Registrar  and  delivered  to the  Indenture  Trustee  for  subsequent destruction without liability on the part of either.

        (i)    The Issuer hereby  appoints the Indenture  Trustee as Certificate  Registrar to keep at its  Corporate  Trust Office a  Certificate  Register  pursuant to Section 3.09 of the
Trust  Agreement in which,  subject to such  reasonable  regulations as it may prescribe,  the
Certificate  Registrar shall provide for the  registration  of  Certificates  and of transfers and  exchanges  thereof  pursuant  to  Section  3.05 of the  Trust  Agreement.  The  Indenture
Trustee hereby accepts such appointment.

Section 4.03.  Mutilated,  Destroyed,  Lost or  Stolen  Notes.  If (i) any  mutilated  Note is surrendered  to the Indenture  Trustee,  or the  Indenture  Trustee  receives  evidence to its satisfaction  of the  destruction,  loss or theft of any Note,  and (ii) there is delivered to the  Indenture  Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture  Trustee  harmless,  then, in the absence of notice to the Issuer,  the Note
Registrar  or the  Indenture  Trustee  that  such  Note  has  been  acquired  by a  bona  fide purchaser,  and  provided  that the  requirements  of  Section  8-405 of the UCC are met,  the
Issuer shall  execute,  and upon its request the  Indenture  Trustee  shall  authenticate  and deliver, in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Note, a replacement Note of the same class;  provided,  however,  that if any such destroyed,  lost or stolen  Note,  but not a mutilated  Note,  shall have become or within seven days shall be due and payable,  instead of issuing a replacement  Note, the Issuer may pay such destroyed,  lost or stolen Note when so due or payable  without  surrender  thereof.  If, after the delivery of such replacement  Note or payment of a destroyed,  lost or stolen Note pursuant to the proviso to the preceding  sentence,  a bona fide  purchaser of the original Note in lieu of which such replacement  Note was issued  presents  for payment  such  original  Note,  the Issuer and the
Indenture  Trustee shall be entitled to recover such  replacement  Note (or such payment) from the Person to whom it was  delivered  or any Person  taking  such  replacement  Note from such
Person to whom such  replacement  Note was delivered or any assignee of such Person,  except a bona fide  purchaser,  and  shall be  entitled  to  recover  upon the  security  or  indemnity provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

        Upon the  issuance of any  replacement  Note under this Section  4.03,  the Issuer may require the payment by the Holder of such Note of a sum  sufficient  to cover any tax or other governmental  charge  that  may be  imposed  in  relation  thereto  and any  other  reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

        Every  replacement  Note issued  pursuant to this Section 4.03 in  replacement  of any
mutilated,   destroyed,   lost  or  stolen  Note  shall  constitute  an  original   additional
contractual  obligation  of the  Issuer,  whether  or not the  mutilated,  destroyed,  lost or stolen  Note shall be at any time  enforceable  by anyone,  and shall be  entitled  to all the benefits  of this  Indenture  equally  and  proportionately  with any and all other Notes duly issued hereunder.

        The  provisions of this Section 4.03 are  exclusive and shall  preclude (to the extent lawful)  all other  rights  and  remedies  with  respect  to the  replacement  or  payment  of mutilated, destroyed, lost or stolen Notes.

Section 4.04.  Persons Deemed Owners.  Prior to due presentment  for  registration of transfer of any Note,  the Issuer,  the  Indenture  Trustee,  the Credit  Enhancer and any agent of the
Issuer or the  Indenture  Trustee  may treat the Person in whose  name any Note is  registered
(as of the day of  determination)  as the  owner of such  Note for the  purpose  of  receiving payments  of  principal  of and  interest,  if any,  on such Note and for all  other  purposes whatsoever,  whether  or not such  Note be  overdue,  and none of the  Issuer,  the  Indenture
Trustee or any agent of the Issuer or the  Indenture  Trustee  shall be  affected by notice to the contrary.

Section 4.05.  Cancellation.  All Notes  surrendered  for payment,  registration  of transfer, exchange or redemption  shall, if surrendered to any Person other than the Indenture  Trustee, be  delivered  to the  Indenture  Trustee and shall be  promptly  cancelled  by the  Indenture
Trustee.  The Issuer may at any time deliver to the  Indenture  Trustee for  cancellation  any
Notes previously  authenticated and delivered  hereunder which the Issuer may have acquired in any  manner  whatsoever,  and all  Notes so  delivered  shall  be  promptly  cancelled  by the
Indenture  Trustee.  No Notes shall be  authenticated  in lieu of or in exchange for any Notes
cancelled  as  provided  in  this  Section  4.05,  except  as  expressly   permitted  by  this
Indenture.  All  cancelled  Notes  may be held or  disposed  of by the  Indenture  Trustee  in accordance  with its  standard  retention  or disposal  policy as in effect at the time unless the Issuer  shall  direct by an Issuer  Request  that they be  destroyed  or  returned  to it;
provided  however,  that such Issuer Request is timely and the Notes have not been  previously disposed of by the Indenture Trustee.

Section 4.06.  Book-Entry  Notes.  The Term  Notes  shall  initially  be issued as one or more
Term  Notes  held by the  Book-Entry  Custodian  or, if  appointed  to hold such Term Notes as provided below, the Depository Trust Company,  the initial  Depository,  and registered in the name of its nominee  Cede & Co.  Except as  provided  below,  registration  of such Term Notes may not be transferred by the Indenture  Trustee except to another  Depository  that agrees to hold such Term Notes for the respective  Beneficial  Owners.  The Indenture  Trustee is hereby initially  appointed  as the  Book-Entry  Custodian  and  hereby  agrees  to act  as  such  in accordance  herewith and in  accordance  with the  agreement  that it has with the  Depository authorizing  it to  act as  such.  The  Book-Entry  Custodian  may,  and,  if it is no  longer qualified to act as such, the Book-Entry  Custodian shall,  appoint,  by a written  instrument delivered to the  Depositor,  the Master  Servicer  and, if the  Indenture  Trustee is not the
Book-Entry  Custodian,  the  Indenture  Trustee,  any  other  transfer  agent  (including  the
Depository or any successor  Depository) to act as Book-Entry  Custodian under such conditions as the  predecessor  Book-Entry  Custodian and the Depository or any successor  Depository may prescribe,  provided that the  predecessor  Book-Entry  Custodian shall not be relieved of any of its duties or responsibilities  by reason of any new appointment,  except if the Depository is  the  successor  to the  Book-Entry  Custodian.  If the  Indenture  Trustee  resigns  or is removed in accordance with the terms hereof,  the successor  trustee or, if it so elects,  the
Depository shall  immediately  succeed to its  predecessor's  duties as Book-Entry  Custodian.
The  Depositor  shall have the right to inspect,  and to obtain copies of, any Term Notes held as  Book-Entry  Notes  by the  Book-Entry  Custodian.  No  Beneficial  Owner  will  receive  a
Definitive  Note  representing  such  Beneficial  Owner's  interest  in such  Note,  except as
provided  in  Section  4.08.  Unless  and  until  definitive,   fully  registered  Notes  (the
"Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

(i)     the provisions of this Section 4.06 shall be in full force and effect;

(ii)    the Note  Registrar  and the  Indenture  Trustee  shall be  entitled  to deal with the
Depository  for all  purposes of this  Indenture  (including  the payment of  principal of and interest on the Notes and the giving of  instructions  or  directions  hereunder)  as the sole holder of the Term Notes, and shall have no obligation to the Owners of Term Notes;

(iii)   to the  extent  that the  provisions  of this  Section  4.06  conflict  with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

(iv)    the rights of Beneficial  Owners shall be exercised  only through the  Depository  and shall be  limited to those  established  by law and  agreements  between  such  Owners of Term
Notes and the  Depository  and/or the  Depository  Participants.  Unless and until  Definitive
Term Notes are issued  pursuant to Section 4.08, the initial  Depository  will make book-entry transfers  among the Depository  Participants  and receive and transmit  payments of principal of and interest on the Notes to such Depository Participants; and

(v)     whenever  this  Indenture   requires  or  permits  actions  to  be  taken  based  upon instructions or directions of Holders of Term Notes  evidencing a specified  percentage of the
Security  Balances  of the Term  Notes,  the  Depository  shall be  deemed to  represent  such percentage  only  to the  extent  that  it has  received  instructions  to  such  effect  from
Beneficial Owners and/or Depository  Participants owning or representing,  respectively,  such required  percentage  of the  beneficial  interest  in the Term Notes and has  delivered  such instructions to the Indenture Trustee.

Section 4.07.  Notices to  Depository.  Whenever a notice or other  communication  to the Term
Note Holders is required under this  Indenture,  unless and until  Definitive Term Notes shall have been issued to Beneficial  Owners  pursuant to Section 4.08, the Indenture  Trustee shall give all such notices and  communications  specified herein to be given to Holders of the Term
Notes to the Depository, and shall have no obligation to the Beneficial Owners.

Section 4.08.  Definitive  Notes.  If (i) the  Depositor  advises  the  Indenture  Trustee  in writing  that  the  Depository  is no  longer  willing  or  able  to  properly  discharge  its responsibilities  with  respect  to the Term  Notes  and the  Depositor  is unable to locate a qualified  successor,  (ii) the Depositor  notifies the  Depository of its intent to terminate the  book-entry  system  and,  upon  receipt of a notice of intent  from the  Depository,  the participants  holding  beneficial  interest  in the  book-entry  notes  agree  to  initiate  a termination  or (iii)  after the  occurrence  of an Event of  Default,  Owners  of Term  Notes representing  beneficial  interests  aggregating at least a majority of the Security  Balances of the Term Notes  advise the  Depository  in writing  that the  continuation  of a book-entry system through the  Depository is no longer in the best  interests of the  Beneficial  Owners, then the  Depository  shall  notify all  Beneficial  Owners and the  Indenture  Trustee of the
occurrence of any such event and of the  availability  of Definitive  Term Notes to Beneficial
Owners  requesting the same. Upon surrender to the Indenture  Trustee of the typewritten  Term
Notes  representing  the Book-Entry  Notes by the Book-Entry  Custodian or the Depository,  as
applicable,  accompanied  by  registration  instructions,  the Issuer  shall  execute  and the
Indenture  Trustee  shall  authenticate  the  Definitive  Term  Notes in  accordance  with the instructions  of the  Depository.  None of the Issuer,  the Note  Registrar  or the  Indenture
Trustee shall be liable for any delay in delivery of such  instructions  and may  conclusively rely on, and shall be  protected  in relying  on,  such  instructions.  Upon the  issuance  of
Definitive  Notes,  the Indenture  Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

        In addition, if an Event of Default has occurred and is continuing, each Beneficial
Owner materially adversely affected thereby may at its option request a Definitive Note evidencing such Beneficial Owner's Percentage Interest in the related Class of Notes.  In order to make such request, such Beneficial Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Note Registrar to exchange or cause the exchange of the Beneficial
Owner's interest in such Class of Notes for an equivalent Percentage Interest in fully registered definitive form.  Upon receipt by the Note Registrar of instructions from the
Depository directing the Note Registrar to effect such exchange (such instructions to contain information regarding the Class of Notes and the Security Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Note, and any other information reasonably required by the Note Registrar), (i) the Note Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Security Balance of the
Definitive Note, (ii) the Issuer shall execute and the Note Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the
Depository, a Definitive Note evidencing such Beneficial Owner's Percentage Interest in such
Class of Notes and (iii) the Issuer shall execute and the Note Registrar shall authenticate a new Book-Entry Note reflecting the reduction in the aggregate Security Balance of such
Class of Notes by the amount of the Definitive Notes.

Section 4.09.  Tax Treatment.  The Issuer has entered into this Indenture,  and the Notes will be issued, with the intention that, for federal,  state and local income,  single business and franchise  tax purposes,  the Notes  (exclusive of the right to payment of any Group I Net WAC
Shortfall)  will be treated as  indebtedness  for purposes of such taxes and in addition,  for federal  tax  purposes,  the Class I Notes  (exclusive  of the right to payment of any Group I
Net WAC  Shortfall)  will qualify as regular  interests in a REMIC as defined in the Code. The
Issuer,  by entering into this Indenture,  and each Noteholder,  by its acceptance of its Note
(and each  Beneficial  Owner by its  acceptance  of an interest in the  applicable  Book-Entry
Note),  agree to treat the Notes  (exclusive  of the right to  payment  of any Group I Net WAC
Shortfall)  for federal,  state and local income,  single  business and franchise tax purposes as indebtedness  for purposes of such taxes and in addition,  for the Class I Notes (exclusive of the right to payment of any Group I Net WAC  Shortfall),  as regular  interests  in a REMIC as  defined  in the Code.  The Issuer  intends  that,  for  federal,  state and local  income, single  business and  franchise  tax  purposes,  the Class I Notes right to the payment of any
Group I Net WAC Shortfall will be treated as a Notional  Principal  Contract,  and the Issuer, by entering into this  Indenture,  and each Class I Noteholder,  by its acceptance of its Note
(and each  Beneficial  Owner by its  acceptance  of an interest in the  applicable  Book-Entry
Note),  agree to treat  the  right of the  Class I Notes  to  payment  of any  Group I Net WAC
Shortfall as a Notional Principal Contract for such purposes.

Section 4.10.  Satisfaction  and Discharge of Indenture.  This Indenture  shall cease to be of further effect with respect to the Notes except as to (i) rights of  registration  of transfer and exchange,  (ii) substitution of mutilated,  destroyed,  lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal  thereof and interest  thereon,  (iv) Sections
3.03, 3.04,  3.06,  3.09,  3.16, 3.18 and 3.19, (v) the rights,  obligations and immunities of the Indenture Trustee  hereunder  (including the rights of the Indenture Trustee under Section
6.07 and the  obligations of the Indenture  Trustee under Section 4.11) and (vi) the rights of
Noteholders  as  beneficiaries  hereof  with  respect to the  property so  deposited  with the
Indenture Trustee payable to all or any of them, and the Indenture  Trustee,  on demand of and at the expense of the Issuer,  shall execute  proper  instruments  acknowledging  satisfaction and discharge of this Indenture with respect to the Notes, when

               (A)    either

               (1)    all Notes theretofore  authenticated and delivered (other than (i) Notes that  have been  destroyed,  lost or stolen  and that  have been  replaced  or paid as provided in Section 4.03 and (ii) Notes for whose payment money has  theretofore  been deposited  in trust or  segregated  and held in  trust by the  Issuer  and  thereafter repaid to the Issuer or discharged  from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

               (2)    all  Notes  not  theretofore  delivered  to the  Indenture  Trustee  for cancellation

                      a.     have become due and payable,

                      b.     will become due and payable at the Final  Scheduled  Payment Date within one year, or

                      c.     have  been  declared  immediately  due and  payable  pursuant  to
               Section 5.02.

and the  Issuer,  in the case of a. or b. above,  has  irrevocably  deposited  or caused to be
irrevocably   deposited  with  the  Indenture  Trustee  cash  or  direct   obligations  of  or
obligations  guaranteed by the United  States of America  (which will mature prior to the date such amounts are  payable),  in trust for such  purpose,  in an amount  sufficient  to pay and discharge  the  entire  indebtedness  on such  Notes and  Certificates  then  outstanding  not theretofore  delivered  to the  Indenture  Trustee  for  cancellation  when  due on the  Final
Scheduled Payment Date;

               (B)    the  Issuer  has  paid or  caused  to be paid  all  other  sums  payable hereunder and under the Insurance Agreement by the Issuer; and

               (C)    the  Issuer  has  delivered  to the  Indenture  Trustee  and the  Credit
        Enhancer  an  Officer's  Certificate  and an  Opinion of  Counsel,  each  meeting  the applicable  requirements  of  Section  10.01  and each  stating  that  all  conditions precedent  herein  provided for  relating to the  satisfaction  and  discharge of this
        Indenture have been complied with and, if the Opinion of Counsel  relates to a deposit made in connection with Section  4.10(A)(2)b.  above, such opinion shall further be to the effect that such deposit will not have any material  adverse tax  consequences  to the Issuer, any Noteholders or any Certificateholders.

Section 4.11.  Application of Trust Money.  All monies  deposited  with the Indenture  Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in  accordance  with the provisions of the Notes and this  Indenture,  to the payment,  either  directly or through any Paying Agent or Certificate  Paying Agent, as the Indenture Trustee may determine,  to the
Holders of  Securities,  of all sums due and to become due thereon for principal and interest;
but such monies need not be segregated  from other funds except to the extent  required herein or required by law.

Section 4.12.  Subrogation and Cooperation.  The Issuer and the Indenture Trustee  acknowledge that (i) to the  extent  the  Credit  Enhancer  makes  payments  under  the  Group I Policy on account of principal of or interest on the Group I Loans,  the Credit  Enhancer  will be fully subrogated  to the rights of the Class I  Noteholders  to receive such  principal and interest from the Group I Loans,  (ii) to the extent  the  Credit  Enhancer  makes  payments  under the
Group II Policy on account  of  principal  of or  interest  on the Group II Loans,  the Credit
Enhancer will be fully  subrogated to the rights of the Class II  Noteholders  to receive such principal  and interest  from the Group II Loans and (iii) the Credit  Enhancer  shall be paid such  principal and interest but only from the sources and in the manner  provided  herein and in the Insurance Agreement for the payment of such principal and interest.

        The Indenture  Trustee shall cooperate in all respects with any reasonable  request by the  Credit  Enhancer  for action to  preserve  or enforce  the  Credit  Enhancer's  rights or interest under this Indenture or the Insurance  Agreement,  consistent with this Indenture and without  limiting  the rights of the  Noteholders  as  otherwise  set forth in the  Indenture, including,  without  limitation,  upon the occurrence  and  continuance of a default under the
Insurance Agreement, a request to take any one or more of the following actions:

(i)     institute  Proceedings  for the collection of all amounts then payable on the Class II
Notes or under this  Indenture in respect to the Class II Notes and all amounts  payable under the  Insurance  Agreement  and to enforce any  judgment  obtained  and collect from the Issuer monies adjudged due;

(ii)    sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more public or private  Sales (as defined in Section 5.15 hereof)  called and conducted in any manner permitted by law;

(iii)   file or record all assignments that have not previously been recorded;

(iv)    institute  Proceedings  from time to time for the complete or partial  foreclosure  of this Indenture; and

(v)     exercise any remedies of a secured  party under the Uniform  Commercial  Code and take any other  appropriate  action to protect and  enforce  the rights and  remedies of the Credit
Enhancer hereunder.

        Following  the payment in full of the Notes,  the Credit  Enhancer  shall  continue to have all rights and privileges  provided to it under this Section and in all other  provisions of this Indenture, until all amounts owing to the Credit Enhancer have been paid in full.

Section 4.13.  Repayment of Monies Held by Paying Agent. In connection  with the  satisfaction and  discharge  of this  Indenture  with  respect  to the Notes,  all monies  then held by any
Person other than the Indenture  Trustee under the  provisions of this  Indenture with respect to such Notes shall,  upon demand of the Issuer,  be paid to the Indenture  Trustee to be held and applied  according to Section 3.05 and thereupon  such Paying Agent shall be released from all further liability with respect to such monies.

Section 4.14.  Temporary  Notes.  Pending the preparation of any Definitive  Notes, the Issuer may execute and upon its written  direction,  the Indenture  Trustee may authenticate and make
available  for  delivery,  temporary  Notes  that  are  printed,  lithographed,   typewritten,
photocopied or otherwise  produced,  in any  denomination,  substantially  of the tenor of the
Definitive  Notes in lieu of which  they are  issued  and with  such  appropriate  insertions, omissions,  substitutions  and other  variations  as the  officers  executing  such  Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued,  the Issuer will cause  Definitive Notes to be prepared without  unreasonable  delay.  After the  preparation of the Definitive  Notes,  the temporary
Notes shall be  exchangeable  for Definitive  Notes upon  surrender of the temporary  Notes at the office or agency of the Indenture  Trustee,  without charge to the Holder.  Upon surrender for  cancellation  of any one or more  temporary  Notes,  the  Issuer  shall  execute  and the
Indenture Trustee shall  authenticate and make available for delivery,  in exchange  therefor,
Definitive  Notes of  authorized  denominations  and of like  tenor  and  aggregate  principal amount.  Until so  exchanged,  such  temporary  Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

ARTICLE V

                                     Default and Remedies

Section 5.01.  Events of Default.  The Issuer shall deliver to the  Indenture  Trustee and the
Credit  Enhancer,  within five days after  learning of the occurrence any event which with the giving of notice and the lapse of time would  become an Event of Default  under  clause  (iii)
of the  definition  of  "Event  of  Default"  written  notice  in  the  form  of an  Officer's
Certificate  of its status  and what  action  the  Issuer is taking or  proposes  to take with respect thereto.

Section 5.02.  Acceleration  of Maturity;  Rescission  and  Annulment.  If an Event of Default
should  occur and be  continuing  or if the Master  Servicer  shall  purchase  all of the Home
Equity  Loans  pursuant to Section  8.08 of the  Servicing  Agreement,  then and in every such case the Indenture  Trustee or the Holders of Notes  representing  not less than a majority of the Security  Balances of all Notes with the written consent of the Credit  Enhancer,  or, the
Credit  Enhancer  may  declare the Notes to be  immediately  due and  payable,  by a notice in writing to the Issuer (and to the  Indenture  Trustee if given by  Noteholders),  and upon any such  declaration the unpaid  principal  amount of such class of Notes,  together with accrued and unpaid interest  thereon through the date of  acceleration,  shall become  immediately due and payable.

        At any time after such  declaration  of  acceleration  of maturity  with respect to an
Event of Default  has been made and before a judgment  or decree for  payment of the money due has been  obtained by the  Indenture  Trustee as  hereinafter  provided in this Article V, the
Holders of Notes  representing  a majority of the Security  Balances of all Notes,  by written notice to the  Issuer  and the  Indenture  Trustee  with the  written  consent  of the  Credit
Enhancer,  or the Credit  Enhancer,  may in writing  waive the  related  Event of Default  and rescind and annul such declaration and its consequences if:

(i)     the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                      (A)    all  payments of  principal  of and interest on the Notes and all other  amounts that would then be due  hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                      (B)    all sums paid or  advanced  by the  Indenture  Trustee  hereunder and the reasonable  compensation,  expenses,  disbursements and advances of the
               Indenture Trustee and its agents and counsel; and

(ii)    all Events of Default,  other than the  nonpayment  of the principal of the Notes that has become due solely by such  acceleration,  have been cured or waived as provided in Section
5.12.

        No such rescission shall affect any subsequent  default or impair any right consequent thereto.

Section 5.03.  Collection of  Indebtedness  and Suits for  Enforcement  by Indenture  Trustee.
(a) The Issuer  covenants  that if default in the payment of (i) any interest on any Note when the same becomes due and payable,  and such default  continues  for a period of five days,  or
(ii) the  principal of or any  installment  of the principal of any Note when the same becomes due and payable,  the Issuer shall, upon demand of the Indenture  Trustee,  pay to it, for the benefit  of the  Holders  of Notes,  the whole  amount  then due and  payable on the Notes for principal and interest,  with interest  upon the overdue  principal,  and in addition  thereto such further  amount as shall be  sufficient  to cover the costs and  expenses of  collection, including the reasonable compensation,  expenses,  disbursements and advances of the Indenture
Trustee and its agents and counsel.

(b)     In case the Issuer shall fail  forthwith  to pay such  amounts  upon such demand,  the
Indenture  Trustee,  in its own  name and as  trustee  of an  express  trust,  subject  to the provisions of Section 10.17 hereof may institute a Proceeding  for the  collection of the sums so due and unpaid,  and may prosecute  such  Proceeding  to judgment or final decree,  and may enforce  the same  against  the  Issuer or other  obligor  upon the Notes and  collect  in the manner  provided  by law out of the  property of the Issuer or other  obligor  upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

(c)     If an Event of Default shall occur and be continuing,  the Indenture  Trustee  subject to the  provisions  of Section  10.17  hereof  may, as more  particularly  provided in Section
5.04,  in its  discretion,  proceed to protect  and  enforce  its rights and the rights of the
Noteholders,  by such  appropriate  Proceedings  as the  Indenture  Trustee  shall  deem  most effective to protect and enforce any such  rights,  whether for the  specific  enforcement  of any  covenant or agreement  in this  Indenture or in aid of the exercise of any power  granted herein,  or to enforce  any other  proper  remedy or legal or  equitable  right  vested in the
Indenture Trustee by this Indenture or by law.

(d)     In case there shall be pending,  relative to the Issuer or any other  obligor upon the
Notes  or  any  Person  having  or  claiming  an  ownership  interest  in  the  Trust  Estate,
Proceedings  under  Title 11 of the  United  States  Code or any other  applicable  federal or state  bankruptcy,  insolvency  or other  similar  law,  or in case a  receiver,  assignee  or trustee in bankruptcy or  reorganization,  liquidator,  sequestrator or similar official shall have been  appointed  for or taken  possession  of the  Issuer or its  property  or such other obligor or Person,  or in case of any other comparable  judicial  Proceedings  relative to the
Issuer or other  obligor  upon the Notes,  or to the  creditors  or  property of the Issuer or such other  obligor,  the  Indenture  Trustee,  irrespective  of whether the  principal of any
Notes shall then be due and payable as therein  expressed or by  declaration  or otherwise and irrespective  of whether  the  Indenture  Trustee  shall have made any demand  pursuant to the provisions  of this  Section,  shall  be  entitled  and  empowered,  by  intervention  in such
Proceedings or otherwise:

(i)     to file and prove a claim or claims for the entire  amount of  principal  and interest owing and unpaid in respect of the Notes and to file such  other  papers or  documents  as may be  necessary or advisable  in order to have the claims of the  Indenture  Trustee  (including any  claim  for  reasonable  compensation  to  the  Indenture  Trustee  and  each  predecessor
Indenture Trustee,  and their respective agents,  attorneys and counsel, and for reimbursement of all expenses and  liabilities  incurred,  and all advances  made, by the Indenture  Trustee and each predecessor Indenture Trustee,  except as a result of negligence,  willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

(ii)    unless prohibited by applicable law and regulations,  to vote on behalf of the Holders of Notes in any  election  of a  trustee,  a  standby  trustee  or Person  performing  similar functions in any such Proceedings;

(iii)   to collect and  receive any monies or other  property  payable or  deliverable  on any such  claims  and to  distribute  all  amounts  received  with  respect  to the  claims of the
Noteholders and of the Indenture Trustee on their behalf; and

(iv)    to file such proofs of claim and other  papers or  documents  as may be  necessary  or advisable  in order to have the  claims  of the  Indenture  Trustee  or the  Holders  of Notes
allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any  trustee,  receiver,  liquidator,  custodian  or other  similar  official  in any such
Proceeding  is  hereby  authorized  by each  of  such  Noteholders  to  make  payments  to the
Indenture  Trustee,  and, in the event that the Indenture  Trustee shall consent to the making of payments  directly to such  Noteholders,  to pay to the  Indenture  Trustee such amounts as shall  be  sufficient  to  cover  reasonable  compensation  to  the  Indenture  Trustee,  each predecessor  Indenture  Trustee and their respective  agents,  attorneys and counsel,  and all other expenses and liabilities  incurred,  and all advances made, by the Indenture Trustee and each predecessor  Indenture  Trustee except as a result of negligence,  willful  misconduct or bad faith.

(e)     Nothing  herein  contained  shall be deemed to  authorize  the  Indenture  Trustee  to authorize  or consent to or vote for or accept or adopt on behalf of any  Noteholder  any plan of reorganization,  arrangement,  adjustment or composition  affecting the Notes or the rights of any Holder  thereof or to authorize the  Indenture  Trustee to vote in respect of the claim of any Noteholder in any such proceeding  except, as aforesaid,  to vote for the election of a trustee in bankruptcy or similar Person.

(f)     All rights of action and of  asserting  claims under this  Indenture,  or under any of the Notes,  may be enforced by the  Indenture  Trustee  without the  possession  of any of the
Notes or the production  thereof in any trial or other Proceedings  relative thereto,  and any such action or  proceedings  instituted by the  Indenture  Trustee shall be brought in its own name as trustee of an express trust,  and any recovery of judgment,  subject to the payment of the expenses,  disbursements  and  compensation  of the Indenture  Trustee,  each  predecessor
Indenture  Trustee  and  their  respective  agents  and  attorneys,  shall be for the  ratable benefit of the Holders of the Term Notes or the Variable Funding Notes, as applicable.

(g)     In any  Proceedings  brought  by the  Indenture  Trustee  (and  also  any  Proceedings involving  the  interpretation  of any  provision  of this  Indenture  to which the  Indenture
Trustee shall be a party),  the  Indenture  Trustee shall be held to represent all the Holders of the  Notes,  and it  shall  not be  necessary  to make any  Noteholder  a party to any such
Proceedings.

Section 5.04.  Remedies;  Priorities.  (a) If an Event of Default  shall have  occurred and be continuing,  the Indenture  Trustee subject to the provisions of Section 10.17 hereof may with the written consent of the Credit  Enhancer,  or shall at the written  direction of the Credit
Enhancer do one or more of the following (subject to Section 5.05):

(i)     institute  Proceedings  in its own name and as  trustee  of an  express  trust for the collection  of all amounts  then  payable on the Notes or under this  Indenture  with  respect thereto,  whether by  declaration  or otherwise,  and all amounts  payable under the Insurance
Agreement,  enforce any judgment  obtained,  and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

(ii)    institute  Proceedings  from time to time for the complete or partial  foreclosure  of this Indenture with respect to the Trust Estate;

(iii)   exercise any remedies of a secured party under the UCC and take any other  appropriate action to protect  and  enforce  the rights and  remedies  of the  Indenture  Trustee  and the
Holders of the Notes; and

(iv)    sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more public or private sales called and conducted in any manner permitted by law;

provided,  however,  that the Indenture Trustee may not sell or otherwise  liquidate the Trust
Estate  following an Event of Default,  unless (A) the Indenture  Trustee  obtains the consent of the Credit  Enhancer,  which  consent will not be  unreasonably  withheld,  or, if a Credit
Enhancer  Default has  occurred and is  continuing,  the consent of the Holders of 100% of the aggregate  Security  Balances  of the  Notes,  (B) the  proceeds  of such sale or  liquidation distributable  to Holders are  sufficient to discharge in full all amounts then due and unpaid upon the Notes for  principal  and  interest  and to  reimburse  the Credit  Enhancer  for any amounts  drawn under the  Policies  and any other  amounts due the Credit  Enhancer  under the
Insurance  Agreement or (C) the Indenture  Trustee  determines that the Home Equity Loans will not continue to provide  sufficient  funds for the payment of principal of and interest on the
Notes as they would have become due if the Notes had not been  declared due and  payable,  and the Indenture  Trustee obtains the consent of the Credit  Enhancer,  which consent will not be unreasonably  withheld;  provided  further  that  the  Indenture  Trustee  shall  not  sell or otherwise  liquidate  the Trust  Estate if the proceeds of such sale or  liquidation  together with  amounts  drawn  under the  Policies  will not be  sufficient  to  discharge  in full all amounts then due and unpaid upon the Notes for  principal  and  interest and to reimburse  the
Credit  Enhancer  for any  amounts  drawn  under the  Policies  and any other  amounts due the
Credit  Enhancer  under the  Insurance  Agreement  unless the  Indenture  Trustee  obtains the consent of the  Holders  of  66-2/3%  of the  aggregate  Security  Balances  of the Notes.  In determining  such  sufficiency  or  insufficiency  with  respect  to clause  (B) and (C),  the
Indenture  Trustee  may,  but need not,  obtain  and rely upon an  opinion  of an  Independent investment  banking or accounting  firm of national  reputation as to the  feasibility of such
proposed   action  and  as  to  the   sufficiency  of  the  Trust  Estate  for  such  purpose.
Notwithstanding  the foregoing,  so long as a Servicing Default has not occurred,  any Sale of the Trust  Estate shall be made  subject to the  continued  servicing of the Home Equity Loans by the Master Servicer as provided in the Servicing Agreement.

(b)     If the Indenture  Trustee  collects any money or property  pursuant to this Article V, it shall pay out the money or property in the following order:

               FIRST: to the Indenture Trustee for amounts due under Section 6.07;

               SECOND:(x) to  Holders of the Class I Notes for  amounts  due and unpaid on the related  Notes for  interest,  ratably from the  collections  in Loan Group I, without preference  or priority of any kind,  according to the amounts due and payable on such
        Notes for  interest  from amounts  available in the Trust Estate for such  Noteholders and (y) to Holders of the Class A-II Notes and Variable  Funding Notes for amounts due and unpaid on the related Notes for interest,  ratably from the  collections  relating to Loan  Group II,  without  preference  or  priority  of any kind,  according  to the amounts due and  payable on such Notes for  interest  from  amounts  available  in the
        Trust Estate for such Noteholders;

               THIRD: (x) to  Holders of the Class I Notes for  amounts  due and unpaid on the related Notes for  principal,  ratably from the  collections  in Loan Group I, without preference  or priority of any kind,  according to the amounts due and payable on such
        Notes for principal,  from amounts available in the Trust Estate for such Noteholders, until  the  Security  Balances  of such  Notes  have been  reduced  to zero and (y) to
        Holders of the Class A-II Notes and Variable  Funding Notes for amounts due and unpaid on the related  Notes for  principal,  ratably from the  collections  relating to Loan
        Group II,  without  preference  or priority of any kind,  according to the amounts due and payable on such Notes for  principal,  from amounts  available in the Trust Estate for such  Noteholders,  until the Security Balances of such Notes have been reduced to zero;

               FOURTH:to the  payment  of all  amounts  due and owing to the  Credit  Enhancer under the Insurance Agreement;

               FIFTH: to the  Certificate  Paying Agent for amounts due under  Article VIII of the Trust Agreement; and

               SIXTH: to the  payment  of the  remainder,  if any,  to the Issuer or any other person legally entitled thereto.

        With respect to clauses SECOND and THIRD above,  after the Security Balances of either the  Class I Notes or the Class II Notes are  reduced  to zero,  all  principal  and  interest payments  will be  distributed  to the remaining  Classes of Notes  relating to the other Loan
Group until the Security  Balances  thereof have been reduced to zero.  The Indenture  Trustee may fix a record  date and  payment  date for any  payment  to  Noteholders  pursuant  to this
Section  5.04. At least 15 days before such record date,  the Indenture  Trustee shall mail to each  Noteholder a notice that states the record  date,  the payment date and the amount to be paid.

Section 5.05.  Optional  Preservation of the Trust Estate.  If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such  declaration  and its  consequences  have not been rescinded and annulled,  the Indenture  Trustee may, but need not, (but shall at the written  direction of the Credit  Enhancer)  elect to take and maintain possession of the Trust  Estate.  It is the desire of the parties  hereto and the  Noteholders that there be at all times  sufficient  funds for the payment of  principal of and interest on the Notes and other  obligations of the Issuer including  payment to the Credit Enhancer,  and the Indenture  Trustee shall take such desire into account when determining  whether or not to take  and  maintain  possession  of the  Trust  Estate.  In  determining  whether  to take and maintain  possession of the Trust Estate,  the Indenture Trustee may, but need not, obtain and rely upon an opinion of an  Independent  investment  banking or  accounting  firm of  national reputation as to the  feasibility  of such proposed  action and as to the  sufficiency  of the
Trust Estate for such purpose.

Section 5.06.  Limitation  of Suits.  No Holder of any Note shall have any right to  institute
any  Proceeding,   judicial  or  otherwise,  with  respect  to  this  Indenture,  or  for  the appointment of a receiver or trustee,  or for any other remedy  hereunder,  unless and subject to the provisions of Section 10.17 hereof:

(i)     such  Holder  has  previously  given  written  notice to the  Indenture  Trustee  of a continuing Event of Default;

(ii)    the  Holders  of not less than 25% of the  Security  Balances  of the Notes  have made written  request to the  Indenture  Trustee to institute  such  Proceeding  in respect of such
Event of Default in its own name as Indenture Trustee hereunder;

(iii)   such Holder or Holders  have offered to the  Indenture  Trustee  reasonable  indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

(iv)    the Indenture Trustee for 60 days after its receipt of such notice,  request and offer of indemnity has failed to institute such Proceedings; and

(v)     no direction  inconsistent  with such written  request has been given to the Indenture
Trustee  during such 60-day  period by the Holders of a majority of the  Security  Balances of the Notes or by the Credit Enhancer.

It is  understood  and  intended  that no one or more Holders of Notes shall have any right in any manner  whatever by virtue of, or by  availing  of, any  provision  of this  Indenture  to affect,  disturb  or  prejudice  the  rights of any other  Holders of Notes or to obtain or to seek to obtain  priority or  preference  over any other  Holders or to enforce any right under this Indenture, except in the manner herein provided.

        In the event the Indenture Trustee shall receive conflicting or inconsistent  requests and  indemnity  from two or more  groups of Holders of Notes,  each  representing  less than a majority of the Security  Balances of the Notes, the Indenture  Trustee in its sole discretion may determine what action,  if any, shall be taken,  notwithstanding  any other  provisions of this Indenture.

Section 5.07.  Unconditional   Rights  of  Noteholders  to  Receive  Principal  and  Interest.
Notwithstanding  any other  provisions  in this  Indenture,  the Holder of any Note shall have the right,  which is absolute and  unconditional,  to receive  payment of the principal of and interest,  if any, on such Note on or after the  respective  due dates  thereof  expressed  in such  Note or in  this  Indenture  and to  institute  suit  for the  enforcement  of any  such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.08.  Restoration  of  Rights  and  Remedies.   If  the  Indenture   Trustee  or  any
Noteholder  has  instituted any Proceeding to enforce any right or remedy under this Indenture and such  Proceeding has been  discontinued or abandoned for any reason or has been determined adversely  to the  Indenture  Trustee or to such  Noteholder,  then and in every such case the
Issuer,  the Indenture  Trustee and the Noteholders  shall,  subject to any  determination  in such Proceeding,  be restored severally and respectively to their former positions  hereunder, and  thereafter  all rights and remedies of the Indenture  Trustee and the  Noteholders  shall continue as though no such Proceeding had been instituted.

Section 5.09.  Rights and Remedies  Cumulative.  No right or remedy herein  conferred  upon or reserved to the Indenture  Trustee,  the Credit  Enhancer or to the Noteholders is intended to be exclusive  of any other right or remedy,  and every right and remedy  shall,  to the extent permitted  by law,  be  cumulative  and in  addition  to every  other  right and remedy  given hereunder  or now or hereafter  existing at law or in equity or  otherwise.  The  assertion or employment of any right or remedy  hereunder,  or otherwise,  shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10.  Delay  or  Omission  Not a  Waiver.  No  delay  or  omission  of the  Indenture
Trustee,  the  Credit  Enhancer  or any  Holder  of any Note to  exercise  any right or remedy accruing  upon any Event of Default  shall  impair any such  right or remedy or  constitute  a waiver of any such  Event of  Default  or an  acquiescence  therein.  Every  right and  remedy given by this  Article  V or by law to the  Indenture  Trustee  or to the  Noteholders  may be
exercised  from  time to time,  and as  often as may be  deemed  expedient,  by the  Indenture
Trustee or by the Noteholders, as the case may be.

Section 5.11.  Control by the Credit  Enhancer  or  Noteholders.  The Holders of a majority of the  Security  Balances  of Notes  with the  consent  of the  Credit  Enhancer,  or the Credit
Enhancer (so long as no Credit  Enhancer  Default  exists)  shall have the right to direct the time,  method  and  place  of  conducting  any  Proceeding  for any  remedy  available  to the
Indenture  Trustee with  respect to the Notes or  exercising  any trust or power  conferred on the Indenture Trustee; provided that:

(i)     such direction shall not be in conflict with any rule of law or with this Indenture;

(ii)    subject to the express terms of Section 5.04,  any direction to the Indenture  Trustee to sell or  liquidate  the Trust  Estate  shall be by Holders of Notes  representing  not less than 100% of the Security  Balances of Notes with the consent of the Credit  Enhancer,  or the
Credit Enhancer (so long as no Credit Enhancer Default exists);

(iii)   if the  conditions  set forth in Section 5.05 have been  satisfied  and the  Indenture
Trustee  elects to retain the Trust Estate  pursuant to such  Section,  then any  direction to the  Indenture  Trustee  by  Holders  of Notes  representing  less than  100% of the  Security
Balances of Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

(iv)    the  Indenture  Trustee  may take any other  action  deemed  proper  by the  Indenture
Trustee that is not inconsistent with such direction.

Notwithstanding  the  rights of  Noteholders  set forth in this  Section,  subject  to Section
6.01,  the Indenture  Trustee need not take any action that it determines  might involve it in liability or might  materially  adversely  affect the rights of any Noteholders not consenting to such action  unless the  Indenture  Trustee has received  satisfactory  indemnity  from the
Credit Enhancer or the Noteholders.

Section 5.12.  Waiver of Past Default.  Prior to the  declaration of the  acceleration  of the maturity  of the Notes as provided  in Section  5.02,  the Holders of Notes of not less than a majority of the  Security  Balances of the Notes with the consent of the Credit  Enhancer,  or the Credit  Enhancer (so long as no Credit  Enhancer  Default exists) may waive any past Event of Default  and its  consequences  except an Event of Default  (i) with  respect to payment of principal  of or interest  on any of the Notes or (ii) in respect of a covenant  or  provision hereof  which  cannot be modified  or amended  without the consent of the Holder of each Note.
In the case of any such  waiver,  the  Issuer,  the  Indenture  Trustee and the Holders of the
Notes shall be restored to their  respective  former  positions and rights  hereunder;  but no such  waiver  shall  extend to any  subsequent  or other  Event of Default or impair any right consequent thereto.

        Upon any such waiver,  any Event of Default arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this Indenture;  but no such waiver shall  extend to any  subsequent  or other  Event of Default  or impair  any right  consequent thereto.

Section 5.13.  Undertaking  for Costs.  All parties to this Indenture  agree,  and each Holder of any Note by such  Holder's  acceptance  thereof  shall be deemed to have  agreed,  that any court may in its discretion  require,  in any suit for the  enforcement of any right or remedy under this  Indenture,  or in any suit  against the  Indenture  Trustee for any action  taken, suffered  or omitted by it as  Indenture  Trustee,  the filing by any party  litigant  in such suit of an  undertaking  to pay the  costs  of such  suit,  and  that  such  court  may in its discretion assess reasonable costs,  including  reasonable  attorneys' fees, against any party litigant  in such  suit,  having  due  regard to the  merits  and good  faith of the claims or defenses  made by such party  litigant;  but the  provisions  of this  Section  5.13 shall not apply to (a) any suit  instituted by the  Indenture  Trustee,  (b) any suit  instituted by any
Noteholder,  or group of  Noteholders,  in each case holding in the aggregate more than 10% of the  Security  Balances  of the Notes or (c) any suit  instituted  by any  Noteholder  for the enforcement  of  the  payment  of  principal  of or  interest  on any  Note  on or  after  the respective due dates expressed in such Note and in this Indenture.

Section 5.14.  Waiver of Stay or Extension  Laws. The Issuer  covenants (to the extent that it may  lawfully  do so) that it will  not at any time  insist  upon,  or plead or in any  manner whatsoever,  claim or take the benefit or  advantage  of, any stay or  extension  law wherever enacted,  now or at any  time  hereafter  in  force,  that may  affect  the  covenants  or the performance  of this  Indenture;  and the Issuer (to the extent  that it may  lawfully  do so)
hereby  expressly  waives all benefit or  advantage  of any such law,  and  covenants  that it shall not hinder,  delay or impede the execution of any power herein  granted to the Indenture
Trustee,  but will suffer and permit the  execution  of every such power as though no such law had been enacted.

Section 5.15.  Sale of Trust  Estate.  (a) The power to effect  any sale or other  disposition
(a "Sale") of any portion of the Trust Estate  pursuant to Section  5.04 is expressly  subject to the  provisions  of Section 5.05 and this Section  5.15.  The power to effect any such Sale shall  not be  exhausted  by any one or more  Sales  as to any  portion  of the  Trust  Estate remaining  unsold,  but shall  continue  unimpaired  until the entire  Trust Estate shall have been  sold or all  amounts  payable  on the  Notes  and  under  this  Indenture  and under the
Insurance  Agreement  shall  have  been  paid.  The  Indenture  Trustee  may from time to time postpone  any  public  Sale by public  announcement  made at the time and place of such  Sale.
The  Indenture  Trustee  hereby  expressly  waives  its  right to any  amount  fixed by law as compensation for any Sale.

(b)     The  Indenture  Trustee  shall not in any private Sale sell the Trust  Estate,  or any portion thereof, unless:

               (1)    the Holders of all Notes and the Credit  Enhancer  consent to, or direct the Indenture Trustee to make, such Sale, or

               (2)    the  proceeds  of such  Sale  would be not less than the  entire  amount which  would be payable to the  Noteholders  under the Notes,  the  Certificateholders under the  Certificates  and the Credit Enhancer in respect of amounts drawn under the
        Policies and any other amounts due the Credit Enhancer under the Insurance  Agreement, in full payment  thereof in  accordance  with Section  5.02,  on the Payment Date next succeeding the date of such Sale, or

               (3)    the  Indenture  Trustee  determines,  in its sole  discretion,  that the conditions  for  retention  of the Trust  Estate set forth in Section  5.05  cannot be satisfied (in making any such  determination,  the Indenture  Trustee may rely upon an opinion of an Independent  investment  banking firm obtained and delivered as provided in Section 5.05),  and the Credit Enhancer  consents to such Sale,  which consent will not be  unreasonably  withheld and the Holders  representing  at least  66-2/3% of the
        Security Balances of the Notes consent to such Sale.

The purchase by the  Indenture  Trustee of all or any portion of the Trust Estate at a private
Sale shall not be deemed a Sale or other  disposition  thereof for  purposes  of this  Section
5.15(b).

(c)     Unless the Holders and the Credit  Enhancer have  otherwise  consented or directed the
Indenture  Trustee,  at any public Sale of all or any  portion of the Trust  Estate at which a minimum bid equal to or greater than the amount  described in paragraph (2) of subsection  (b)
of this Section 5.15 has not been  established by the Indenture  Trustee and no Person bids an amount equal to or greater  than such amount,  the  Indenture  Trustee  shall bid an amount at least $1.00 more than the highest other bid.

(d)     In connection with a Sale of all or any portion of the Trust Estate:

               (1)    any Holder or  Holders of Notes may bid for and with the  consent of the
        Credit Enhancer  purchase the property  offered for sale, and upon compliance with the terms of sale may hold,  retain and  possess  and  dispose of such  property,  without further  accountability,  and may, in paying the purchase money therefor,  deliver any
        Notes or claims for  interest  thereon in lieu of cash up to the amount  which  shall, upon  distribution  of the net  proceeds of such sale,  be payable  thereon,  and such
        Notes,  in case the  amounts  so  payable  thereon  shall be less than the  amount due thereon,  shall be returned to the Holders thereof after being  appropriately  stamped to show such partial payment;

               (2)    the Indenture  Trustee may bid for and acquire the property  offered for
        Sale in connection with any Sale thereof,  and, subject to any requirements of, and to the extent permitted by, applicable law in connection  therewith,  may purchase all or any  portion  of the Trust  Estate  in a private  sale,  and,  in lieu of paying  cash therefor,  may make  settlement  for the purchase  price by  crediting  the gross Sale price  against the sum of (A) the amount which would be  distributable  to the Holders of the Notes and Holders of  Certificates  and amounts owing to the Credit Enhancer as a result of such Sale in  accordance  with  Section  5.04(b) on the Payment  Date next succeeding  the  date  of  such  Sale  and (B) the  expenses  of the  Sale  and of any
        Proceedings  in  connection  therewith  which are  reimbursable  to it,  without being required to produce  the Notes in order to complete  any such Sale or in order for the net Sale price to be credited  against such Notes, and any property so acquired by the
        Indenture  Trustee  shall  be  held  and  dealt  with  by it in  accordance  with  the provisions of this Indenture;

               (3)    the  Indenture   Trustee  shall  execute  and  deliver  an   appropriate
        instrument of conveyance  transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

               (4)    the  Indenture  Trustee is hereby  irrevocably  appointed  the agent and attorney-  in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof,  and to take all action  necessary to effect such Sale; and

               (5)    no  purchaser or  transferee  at such a Sale shall be bound to ascertain the Indenture  Trustee's  authority,  inquire into the  satisfaction of any conditions precedent or see to the application of any monies.

Section 5.16.  Action on Notes.  The Indenture  Trustee's  right to seek and recover  judgment on the Notes or under this  Indenture  shall not be  affected  by the  seeking,  obtaining  or application  of any other  relief under or with  respect to this  Indenture.  Neither the lien of this  Indenture  nor any rights or remedies  of the  Indenture  Trustee or the  Noteholders shall be  impaired by the  recovery  of any  judgment  by the  Indenture  Trustee  against the
Issuer or by the levy of any  execution  under  such  judgment  upon any  portion of the Trust
Estate  or upon any of the  assets  of the  Issuer.  Any money or  property  collected  by the
Indenture Trustee shall be applied in accordance with Section 5.04(b).

Section 5.17.  Performance and Enforcement of Certain  Obligations.  (a) Promptly  following a written  request from the Credit  Enhancer or the Indenture  Trustee with the written  consent of the Credit  Enhancer  to do so, the  Issuer,  in its  capacity as holder of the Home Equity
Loans,  shall,  with the written consent of the Credit  Enhancer,  take all such lawful action as the Indenture  Trustee may request to cause the Issuer to compel or secure the  performance and  observance  by the  Seller  and the  Master  Servicer,  as  applicable,  of each of their obligations  to the  Issuer  under  or in  connection  with  the  Purchase  Agreement  and the
Servicing  Agreement,  and to exercise  any and all rights,  remedies,  powers and  privileges lawfully  available to the Issuer under or in connection  with the Purchase  Agreement and the
Servicing  Agreement to the extent and in the manner  directed by the  Indenture  Trustee,  as pledgee of the Home Equity  Loans,  including  the  transmission  of notices of default on the part of the  Seller  or the  Master  Servicer  thereunder  and the  institution  of  legal  or administrative  actions or  proceedings  to compel or secure  performance by the Seller or the
Master Servicer of each of their  obligations  under the Purchase  Agreement and the Servicing
Agreement.

(b)     If an Event of Default has occurred  and is  continuing,  the  Indenture  Trustee,  as pledgee of the Home  Equity  Loans,  subject to the  rights of the Credit  Enhancer  under the
Servicing  Agreement  may, and at the  direction  (which  direction  shall be in writing or by telephone  (confirmed  in  writing  promptly  thereafter))  of the  Holders  of 66-2/3% of the
Security Balances of the Notes shall, exercise all rights,  remedies,  powers,  privileges and claims of the Issuer  against the Seller or the Master  Servicer  under or in connection  with the Purchase Agreement and the Servicing  Agreement,  including the right or power to take any action to compel or secure  performance  or observance  by the Seller or the Master  Servicer, as the case may be, of each of their  obligations  to the  Issuer  thereunder  and to give any consent,  request,  notice,  direction,  approval,  extension  or waiver  under  the  Purchase
Agreement  and the  Servicing  Agreement,  as the case may be,  and any right of the Issuer to take such action  shall not be  suspended.  In  connection  therewith,  as  determined  by the
Indenture  Trustee,  the Issuer shall take all actions necessary to effect the transfer of the
Home Equity Loans to the Indenture Trustee.

ARTICLE VI

                                    The Indenture Trustee

Section 6.01.  Duties of  Indenture  Trustee.  (a) If an Event of Default has  occurred and is continuing,  the Indenture  Trustee shall  exercise the rights and powers vested in it by this
Indenture  and use the same  degree of care and skill in their  exercise  as a prudent  person would exercise or use under the circumstances in the conduct of such person's own affairs.

(b)     Except during the continuance of an Event of Default:

(i)     the  Indenture  Trustee  undertakes to perform such duties and only such duties as are specifically  set forth in this  Indenture and no implied  covenants or  obligations  shall be read into this Indenture against the Indenture Trustee; and

(ii)    in the absence of bad faith on its part, the Indenture Trustee may conclusively  rely, as to the truth of the  statements  and the  correctness  of the opinions  expressed  therein, upon  certificates  or opinions  furnished  to the  Indenture  Trustee and  conforming  to the requirements of this Indenture;  provided,  however,  the Indenture  Trustee shall examine the certificates  and opinions to determine  whether or not they  conform to the  requirements  of this Indenture.

(c)     The  Indenture  Trustee  may not be  relieved  from  liability  for its own  negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)     this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

(ii)    the  Indenture  Trustee  shall not be liable  for any error of  judgment  made in good faith by a Responsible  Officer  unless it is proved that the Indenture  Trustee was negligent in ascertaining the pertinent facts; and

(iii)   the  Indenture  Trustee  shall not be liable  with  respect  to any action it takes or omits to take in good faith in  accordance  with a direction  received  by it (A)  pursuant to
Section  5.11 or (B) from the Credit  Enhancer,  which it is entitled to give under any of the
Basic Documents.

(d)     The  Indenture  Trustee  shall not be liable for interest on any money  received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e)     Money held in trust by the Indenture  Trustee need not be segregated  from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

(f)     No provision of this Indenture  shall require the Indenture  Trustee to expend or risk its own funds or otherwise incur  financial  liability in the performance of any of its duties hereunder  or in the  exercise  of any of its  rights or powers,  if it shall have  reasonable grounds to believe  that  repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(g)     Every  provision of this Indenture  relating to the conduct or affecting the liability of or affording  protection  to the Indenture  Trustee  shall be subject to the  provisions of this Section and to the provisions of the TIA.

Section 6.02.  Rights  of  Indenture  Trustee.  (a)  The  Indenture  Trustee  may  rely on any document  believed  by it to be genuine  and to have been  signed or  presented  by the proper person.  The  Indenture  Trustee  need  not  investigate  any  fact or  matter  stated  in the document.

(b)     Before  the  Indenture  Trustee  acts or  refrains  from  acting,  it may  require  an
Officer's  Certificate  or an Opinion of Counsel.  The  Indenture  Trustee shall not be liable for any  action  it  takes  or  omits  to  take in good  faith  in  reliance  on an  Officer's
Certificate or Opinion of Counsel.

(c)     The  Indenture  Trustee may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either  directly or by or through agents or attorneys or a custodian or nominee,  and the Indenture  Trustee shall not be responsible for any misconduct or negligence on the part of, or for the  supervision  of, any such agent,  attorney,  custodian  or nominee appointed with due care by it hereunder.

(d)     The Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith  which it  believes  to be  authorized  or within  its rights or powers;  provided, however,  that the  Indenture  Trustee's  conduct  does  not  constitute  willful  misconduct, negligence or bad faith.

(e)     The Indenture  Trustee may consult with counsel,  and the advice or opinion of counsel with  respect to legal  matters  relating  to this  Indenture  and the Notes shall be full and complete  authorization and protection from liability in respect to any action taken,  omitted or  suffered by it  hereunder  in good faith and in  accordance  with the advice or opinion of such counsel.

Section 6.03.  Individual  Rights  of  Indenture   Trustee.   The  Indenture  Trustee  in  its
individual  or any other  capacity may become the owner or pledgee of Notes and may  otherwise deal  with the  Issuer or its  Affiliates  with the same  rights it would  have if it were not
Indenture  Trustee.  Any Note Registrar,  co-registrar or co-paying agent may do the same with like rights.  However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

Section 6.04.  Indenture  Trustee's  Disclaimer.  The  Indenture  Trustee  shall  not  be  (i)
responsible for and makes no  representation  as to the validity or adequacy of this Indenture or the Notes,  (ii)  accountable  for the Issuer's use of the proceeds from the Notes or (iii)
responsible  for any  statement of the Issuer in this  Indenture or in any document  issued in connection  with the sale of the  Notes or in the Notes  other  than the  Indenture  Trustee's certificate of authentication.

Section 6.05.  Notice of Event of  Default.  If an Event of Default  occurs and is  continuing and if it is known to a Responsible  Officer of the Indenture  Trustee,  the Indenture Trustee
shall give notice  thereof to the Credit  Enhancer.  The Indenture  Trustee shall mail to each
Noteholder  notice  of the Event of  Default  within 90 days  after it  occurs.  Except in the case of an  Event of  Default  in  payment  of  principal  of or  interest  on any  Note,  the
Indenture  Trustee may withhold  the notice if and so long as a committee  of its  Responsible
Officers  in good  faith  determines  that  withholding  the  notice  is in the  interests  of
Noteholders.

Section 6.06.  Reports by Indenture  Trustee to Holders.  The Indenture  Trustee shall deliver to each  Noteholder  such  information as may be required to enable such holder to prepare its federal and state income tax returns.  In addition,  upon the Issuer's  written  request,  the
Indenture Trustee shall promptly furnish information  reasonably  requested by the Issuer that is reasonably  available to the Indenture  Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 6.07.  Compensation  and Indemnity.  The Issuer shall pay to the Indenture  Trustee on each Payment Date reasonable  compensation  for its services.  The Indenture  Trustee shall be compensated  and  indemnified  by the Master  Servicer in accordance  with Section 6.06 of the
Servicing  Agreement,  and all amounts owing to the Indenture  Trustee  hereunder in excess of such  amount  shall be paid  solely  as  provided  in  Section  3.05  hereof  (subject  to the priorities set forth therein).  The Indenture  Trustee's  compensation shall not be limited by any law on  compensation  of a trustee of an express  trust.  The Issuer shall  reimburse  the
Indenture  Trustee  for  all  reasonable  out-of-pocket  expenses  incurred  or  made  by  it, including  costs of  collection,  in  addition  to the  compensation  for its  services.  Such expenses shall include the reasonable  compensation and expenses,  disbursements  and advances of the  Indenture  Trustee's  agents,  counsel,  accountants  and  experts.  The Issuer  shall indemnify  the Indenture  Trustee  against any and all loss,  liability or expense  (including attorneys'  fees) incurred by it in connection with the  administration  of this trust and the performance of its duties  hereunder.  The Indenture  Trustee shall notify the Issuer promptly of any claim for which it may seek  indemnity.  Failure by the Indenture  Trustee to so notify the  Issuer  shall not  relieve  the Issuer of its  obligations  hereunder.  The Issuer  shall defend any such claim,  and the  Indenture  Trustee may have  separate  counsel and the Issuer shall pay the fees and  expenses of such  counsel.  The Issuer is not  obligated  to reimburse any expense or  indemnify  against any loss,  liability or expense  incurred by the  Indenture
Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

        The Issuer's  payment  obligations to the Indenture  Trustee  pursuant to this Section
6.07 shall  survive  the  discharge  of this  Indenture.  When the  Indenture  Trustee  incurs expenses  after the  occurrence of an Event of Default  specified in clause (iv) or (v) of the definition  thereof  with  respect to the Issuer,  the  expenses  are  intended to  constitute expenses of  administration  under Title 11 of the United States Code or any other  applicable federal or state bankruptcy, insolvency or similar law.

Section 6.08.  Replacement  of Indenture  Trustee.  No resignation or removal of the Indenture
Trustee and no appointment of a successor  Indenture  Trustee shall become effective until the acceptance of appointment by the successor  Indenture  Trustee  pursuant to this Section 6.08.
The  Indenture  Trustee  may  resign at any time by so  notifying  the  Issuer  and the Credit
Enhancer.  The  Holders  of a  majority  of  Security  Balances  of the  Notes  or the  Credit
Enhancer  may remove the  Indenture  Trustee by so  notifying  the  Indenture  Trustee and the
Credit  Enhancer and may appoint a successor  Indenture  Trustee.  The Issuer shall remove the
Indenture Trustee if:

(i)     the Indenture Trustee fails to comply with Section 6.11;

(ii)    the Indenture Trustee is adjudged a bankrupt or insolvent;

(iii)   a receiver  or other  public  officer  takes  charge of the  Indenture  Trustee or its property; or

(iv)    the Indenture Trustee otherwise becomes incapable of acting.

        If the Indenture  Trustee  resigns or is removed or if a vacancy  exists in the office of the Indenture  Trustee for any reason (the  Indenture  Trustee in such event being referred to herein as the retiring  Indenture  Trustee),  the Issuer shall promptly appoint a successor
Indenture  Trustee  with  the  consent  of the  Credit  Enhancer  which  consent  will  not be unreasonably  withheld.  In  addition,  the  Indenture  Trustee  will  resign  to avoid  being directly or indirectly controlled by the Issuer.

        A successor  Indenture  Trustee shall deliver a written  acceptance of its appointment to the retiring  Indenture  Trustee and to the Issuer.  Thereupon,  the resignation or removal of the  retiring  Indenture  Trustee  shall  become  effective,  and the  successor  Indenture
Trustee  shall have all the  rights,  powers and duties of the  Indenture  Trustee  under this
Indenture.  The  successor  Indenture  Trustee  shall  mail  a  notice  of its  succession  to
Noteholders.  The retiring  Indenture  Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

        If a  successor  Indenture  Trustee  does not take  office  within  60 days  after the retiring Indenture Trustee resigns or is removed,  the retiring Indenture Trustee,  the Issuer or the  Holders of a majority  of Security  Balances  of the Notes may  petition  any court of competent jurisdiction for the appointment of a successor Indenture Trustee.
        If the  Indenture  Trustee  fails to comply with  Section  6.11,  any  Noteholder  may petition  any court of competent  jurisdiction  for the removal of the  Indenture  Trustee and the appointment of a successor Indenture Trustee.

        Notwithstanding  the  replacement of the Indenture  Trustee  pursuant to this Section, the Issuer's  obligations  under  Section 6.07 shall  continue for the benefit of the retiring
Indenture Trustee.

Section 6.09.  Successor  Indenture Trustee by Merger.  If the Indenture Trustee  consolidates with,  merges or converts  into, or transfers  all or  substantially  all its corporate  trust business or assets to, another corporation or banking  association,  the resulting,  surviving or transferee  corporation  without any further act shall be the successor  Indenture Trustee;
provided,  that such  corporation  or banking  association  shall be otherwise  qualified  and eligible  under  Section  6.11.  The  Indenture  Trustee  shall  provide  the Rating  Agencies written notice of any such transaction occurring after the Closing Date.

        In  case  at  the  time  such  successor  or  successors  by  merger,   conversion  or
consolidation  to the Indenture  Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been  authenticated  but not delivered,  any such successor to the
Indenture  Trustee may adopt the certificate of  authentication  of any  predecessor  trustee, and deliver such Notes so  authenticated;  and in case at that time any of the Notes shall not have been  authenticated,  any successor to the Indenture  Trustee may authenticate such Notes either  in the  name of any  predecessor  hereunder  or in the  name of the  successor  to the
Indenture  Trustee;  and in all such cases such  certificates  shall have the full force which it is  anywhere  in the  Notes  or in this  Indenture  provided  that the  certificate  of the
Indenture Trustee shall have.

Section 6.10.  Appointment  of  Co-Indenture   Trustee  or  Separate  Indenture  Trustee.  (a)
Notwithstanding  any other  provisions  of this  Indenture,  at any time,  for the  purpose of meeting any legal  requirement of any  jurisdiction  in which any part of the Trust Estate may at the time be  located,  the  Indenture  Trustee  shall  have the power and may  execute  and deliver  all  instruments  to  appoint  one  or  more  Persons  to  act  as  a  co-trustee  or co-trustees,  or  separate  trustee  or  separate  trustees,  of all or any part of the  Trust
Estate,  and to vest in such Person or Persons,  in such  capacity  and for the benefit of the
Noteholders,  such title to the Trust Estate,  or any part thereof,  and, subject to the other provisions  of this  Section,  such  powers,  duties,  obligations,  rights  and trusts as the
Indenture  Trustee may consider  necessary or desirable.  No  co-trustee  or separate  trustee hereunder  shall be required to meet the terms of  eligibility  as a successor  trustee  under
Section 6.11 and no notice to  Noteholders  of the  appointment  of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

(b)     Every  separate  trustee and  co-trustee  shall,  to the extent  permitted  by law, be appointed and act subject to the following provisions and conditions:

(i)     all rights,  powers,  duties and  obligations  conferred or imposed upon the Indenture
Trustee  shall be  conferred or imposed  upon and  exercised  or  performed  by the  Indenture
Trustee  and such  separate  trustee or  co-trustee  jointly  (it being  understood  that such separate  trustee or co-trustee  is not  authorized  to act  separately  without the Indenture
Trustee joining in such act),  except to the extent that under any law of any  jurisdiction in which  any  particular  act or  acts  are to be  performed  the  Indenture  Trustee  shall  be incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers, duties and  obligations  (including  the  holding of title to the Trust  Estate or any portion thereof in any such  jurisdiction)  shall be exercised and  performed  singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)    no trustee  hereunder  shall be personally  liable by reason of any act or omission of any other trustee hereunder; and

(iii)   the  Indenture  Trustee  may at any time  accept  the  resignation  of or  remove  any separate trustee or co-trustee.

(c)     Any notice,  request or other writing  given to the Indenture  Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing  any separate  trustee or  co-trustee shall refer to this  Indenture and the  conditions  of this Article VI. Each separate  trustee and  co-trustee,  upon its  acceptance  of the  trusts  conferred,  shall be  vested  with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the
Indenture  Trustee or separately,  as may be provided  therein,  subject to all the provisions of this Indenture,  specifically  including every provision of this Indenture  relating to the conduct of,  affecting the liability of, or affording  protection  to, the Indenture  Trustee.
Every such instrument shall be filed with the Indenture Trustee.

(d)     Any separate  trustee or co-trustee may at any time constitute the Indenture  Trustee, its agent or attorney-in-fact  with full power and authority,  to the extent not prohibited by law,  to do any  lawful act under or in  respect  of this  Indenture  on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be  exercised  by  the  Indenture  Trustee,  to the  extent  permitted  by  law,  without  the appointment of a new or successor trustee.

Section 6.11.  Eligibility;  Disqualification.  The  Indenture  Trustee  shall  at  all  times satisfy  the  requirements  of TIAss.310(a).  The  Indenture  Trustee  shall  have a  combined capital and surplus of at least  $50,000,000 as set forth in its most recent  published annual report of  condition  and it or its parent  shall have a long-term  debt rating of A or better by Moody's.  The  Indenture  Trustee  shall comply with TIAss.310(b),  including  the optional provision  permitted  by the second  sentence  of TIAss. 310(b)(9);  provided,  however,  that there shall be excluded  from the  operation of TIAss.310(b)(1)  any  indenture or  indentures under  which other  securities  of the Issuer are  outstanding  if the  requirements  for such exclusion set forth in TIAss.310(b)(1) are met.

               Within 90 days after  ascertaining  the occurrence of an Event of Default which shall  not have been  cured or  waived,  unless  authorized  by the  Securities  and  Exchange
Commission,  the  Indenture  Trustee shall resign with respect to one or more Classes of Notes in accordance  with Section 6.08 of this  Indenture,  and the Issuer shall appoint a successor
Indenture  Trustee for such Classes.  In the event the Indenture  Trustee fails to comply with the terms of the preceding  sentence,  the Indenture  Trustee shall comply with clause (ii) of
TIAss.310(b).

               In the case of the appointment  hereunder of a successor Indenture Trustee with respect  to any Class of Notes  pursuant  to this  Section  6.11,  the  Issuer,  the  retiring
Indenture  Trustee and the  successor  Indenture  Trustee  with respect to such Class of Notes shall execute and deliver an indenture  supplemental  hereto wherein each successor  Indenture
Trustee shall accept such  appointment  and which (i) shall  contain such  provisions as shall be  necessary  or  desirable  to  transfer  and  confirm  to,  and to vest in,  the  successor
Indenture  Trustee  all the  rights,  powers,  trusts  and  duties of the  retiring  Indenture
Trustee  with  respect to the Notes of the Class to which the  appointment  of such  successor
Indenture  Trustee  relates,  (ii) if the  retiring  Indenture  Trustee is not  retiring  with respect to all Classes of Notes,  shall contain such  provisions as shall be deemed  necessary or  desirable  to confirm  that all the  rights,  powers,  trusts  and duties of the  retiring
Indenture  Trustee with respect to the Notes of each Class as to which the retiring  Indenture
Trustee is not  retiring  shall  continue  to be vested in the  Indenture  Trustee,  and (iii)
shall add to or change  any of the  provisions  of this  Indenture  as shall be  necessary  to provide  for or  facilitate  the  administration  of the  trusts  hereunder  by more  than one
Indenture Trustee,  it being understood that nothing herein or in such supplemental  indenture shall  constitute  such  Indenture  Trustees  co-trustees of the same trust and that each such
Indenture  Trustee  shall be trustee of a trust or trusts  hereunder  separate  and apart from any trust or trusts hereunder  administered by any other such Indenture Trustee;  and upon the removal of the  retiring  Indenture  Trustee  shall become  effective  to the extent  provided therein.

Section 6.12.  Preferential  Collection of Claims Against Issuer.  The Indenture Trustee shall comply with TIAss.311(a),  excluding  any  creditor  relationship  listed in TIAss.311(b).  An
Indenture  Trustee who has  resigned or been  removed  shall be subject to TIAss.311(a) to the extent indicated.

Section 6.13.  Representations and Warranties.  The Indenture Trustee hereby represents that:

(i)     The Indenture  Trustee is duly organized,  validly existing and in good standing under the laws of the  State of New York with  power  and  authority  to own its  properties  and to conduct its business as such  properties  are  currently  owned and such business is presently conducted.

(ii)    The  Indenture  Trustee  has the power and  authority  to  execute  and  deliver  this
Indenture and to carry out its terms;  and the  execution,  delivery and  performance  of this
Indenture  have been duly  authorized  by the  Indenture  Trustee by all  necessary  corporate action.

(iii)   The  consummation  of  the  transactions   contemplated  by  this  Indenture  and  the
fulfillment  of the terms  hereof do not  conflict  with,  result in any  breach of any of the terms and  provisions  of, or constitute  (with or without  notice or lapse of time) a default under,  the articles of  organization  or bylaws of the Indenture  Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

(iv)    To the Indenture Trustee's best knowledge,  there are no proceedings or investigations pending or  threatened  before  any court,  regulatory  body,  administrative  agency or other
governmental   instrumentality   having   jurisdiction  over  the  Indenture  Trustee  or  its
properties:  (A)  asserting  the  invalidity  of this  Indenture  (B)  seeking to prevent  the consummation  of any of the  transactions  contemplated  by this  Indenture or (C) seeking any determination  or ruling that might  materially  and adversely  affect the  performance by the
Indenture  Trustee of its  obligations  under,  or the  validity  or  enforceability  of, this
Indenture.

(v)     The  Indenture  Trustee  does not have notice of any adverse  claim (as such terms are used in Delaware UCC Section 8-302) with respect to the Home Equity Loans.

Section 6.14.  Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

(a)     to accept  the  pledge of the Home  Equity  Loans and hold the  assets of the Trust in trust for the Noteholders and the Credit Enhancer;

(b)     to authenticate and deliver the Notes  substantially in the form prescribed by Exhibit
A in accordance with the terms of this Indenture; and

(c)     to take  all  other  actions  as shall be  required  to be taken by the  terms of this
Indenture.

Section 6.15.  Indenture  Trustee  May  Own  Securities.   The  Indenture   Trustee,   in  its
individual or any other  capacity may become the owner or pledgee of Securities  with the same rights it would have if it were not Indenture Trustee.

ARTICLE VII

                                Noteholders' Lists and Reports

Section 7.01.  Issuer to Furnish  Indenture  Trustee Names and Addresses of  Noteholders.  The
Issuer will furnish or cause to be furnished to the  Indenture  Trustee (a) not more than five days after each Record  Date, a list,  in such form as the  Indenture  Trustee may  reasonably require,  of the names and  addresses  of the Holders of Notes as of such Record Date and, (b)
at such other times as the Indenture  Trustee and the Credit  Enhancer may request in writing, within 30 days after  receipt by the Issuer of any such  request,  a list of similar  form and content  as of a date  not  more  than 10 days  prior  to the  time  such  list is  furnished;
provided,  however, that so long as the Indenture Trustee is the Note Registrar,  no such list shall be required to be furnished.

Section 7.02.  Preservation  of   Information;   Communications   to   Noteholders.   (a)  The
Indenture  Trustee  shall  preserve,  in as current a form as is reasonably  practicable,  the names and  addresses of the Holders of Notes  contained  in the most recent list  furnished to the  Indenture  Trustee as provided in Section 7.01 and the names and  addresses of Holders of
Notes  received by the  Indenture  Trustee in its capacity as Note  Registrar.  The  Indenture
Trustee may destroy any list  furnished  to it as provided in such  Section  7.01 upon receipt of a new list so furnished.

(b)     Noteholders  may  communicate  pursuant  to TIAss.312(b) with other  Noteholders  with respect to their rights under this Indenture or under the Notes.

(c)     The Issuer,  the Indenture Trustee and the Note Registrar shall have the protection of
TIAss.312(c).

Section 7.03.  Reports by Issuer.  (a)  The Issuer shall:

(i)     file with the Indenture  Trustee,  within 15 days after the Issuer is required to file the same with the  Commission,  copies of the annual  reports and the  information,  documents and other reports (or copies of such portions of any of the  foregoing as the  Commission  may from time to time by rules and  regulations  prescribe)  that the  Issuer may be  required  to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)    file with the Indenture  Trustee,  and the  Commission  in  accordance  with rules and regulations  prescribed  from  time to time by the  Commission  such  additional  information, documents  and  reports  with  respect to  compliance  by the Issuer with the  conditions  and covenants  of  this  Indenture  as may be  required  from  time to  time  by  such  rules  and regulations; and

(iii)   supply to the Indenture  Trustee (and the Indenture  Trustee shall transmit by mail to all Noteholders  described in TIAss.313(c)) such summaries of any  information,  documents and reports  required to be filed by the Issuer  pursuant to clauses (i) and (ii) of this  Section
7.03(a) and by rules and regulations prescribed from time to time by the Commission.

(b)     Unless the Issuer  otherwise  determines,  the fiscal year of the Issuer  shall end on
December 31 of each year.

Section 7.04.  Reports by  Indenture  Trustee.  If  required  by TIAss.313(a),  within 60 days after each January 1,  beginning  with January 1, 2006,  the  Indenture  Trustee shall mail to each  Noteholder  as required by TIAss.313(c) and to the Credit  Enhancer a brief report dated as of such date that  complies  with TIAss.313(a).  The  Indenture  Trustee  also shall comply with TIAss.313(b).

        A copy of each report at the time of its mailing to Noteholders  shall be filed by the
Indenture  Trustee with the  Commission,  if  required,  and each stock  exchange,  if any, on which the Term Notes are listed.  The Issuer  shall notify the  Indenture  Trustee if and when the Term Notes are listed on any stock exchange.

ARTICLE VIII

                             Accounts, Disbursements and Releases

Section 8.01.  Collection  of Money.  Except  as  otherwise  expressly  provided  herein,  the
Indenture  Trustee may demand payment or delivery of, and shall receive and collect,  directly and without  intervention or assistance of any fiscal agent or other  intermediary,  all money and other  property  payable  to or  receivable  by the  Indenture  Trustee  pursuant  to this
Indenture.  The  Indenture  Trustee  shall apply all such money  received by it as provided in this  Indenture.  Except as otherwise  expressly  provided in this  Indenture,  if any default occurs in the making of any payment or performance  under any agreement or instrument  that is part of the Trust  Estate,  the Indenture  Trustee may take such action as may be  appropriate to enforce  such  payment  or  performance,  including  the  institution  and  prosecution  of appropriate  Proceedings.  Any such action shall be without  prejudice to any right to claim a
Default  or Event of Default  under this  Indenture  and any right to  proceed  thereafter  as provided in Article V.

Section 8.02.  Trust  Accounts.  (a) On or prior to the Closing  Date,  the Issuer shall cause the Indenture  Trustee to establish and maintain,  in the name of the Indenture  Trustee,  for the  benefit  of  the  Noteholders  and  the  Certificate  Paying  Agent,  on  behalf  of  the
Certificateholders  and the Credit  Enhancer,  the Payment Account as provided in Section 3.01 of this Indenture.

(b)     All  monies  deposited  from  time to  time in the  Payment  Account  pursuant  to the
Servicing  Agreement and all deposits  therein  pursuant to this Indenture are for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the  Certificateholders  and all  investments  made  with  such  monies  including  all  income  or other  gain  from  such investments  are for the benefit of the Master  Servicer  as  provided in Section  5.01 of the
Servicing Agreement.

        On each Payment Date,  the Indenture  Trustee shall  distribute all amounts on deposit in the  Payment  Account  to  Noteholders  in  respect  of the  Notes and in its  capacity  as
Certificate Paying Agent to  Certificateholders  in the order of priority set forth in Section
3.05 (except as otherwise provided in Section 5.04(b).

        The Master Servicer shall direct the Indenture  Trustee in writing to invest any funds in the  Payment  Account in  Permitted  Investments  maturing no later than the  Business  Day preceding each Payment Date and shall not be sold or disposed of prior to the maturity.

Section 8.03.  Officer's  Certificate.  The  Indenture  Trustee  shall  receive at least seven days  notice when  requested  by the Issuer to take any action  pursuant  to Section  8.05(a), accompanied  by copies of any  instruments  to be executed,  and the  Indenture  Trustee shall also require, as a condition to such action, an Officer's  Certificate,  in form and substance satisfactory  to  the  Indenture  Trustee,  stating  the  legal  effect  of any  such  action, outlining  the steps  required  to  complete  the same,  and  concluding  that all  conditions precedent to the taking of such action have been complied with.

Section 8.04.  Termination   Upon   Distribution  to  Noteholders.   This  Indenture  and  the
respective  obligations and  responsibilities  of the Issuer and the Indenture Trustee created hereby shall  terminate upon the  distribution  to the  Noteholders,  the  Certificate  Paying
Agent  (on  behalf  of the  Certificateholders)  and  the  Indenture  Trustee  of all  amounts required to be  distributed  pursuant to Article III and the  Insurance  Agreement;  provided, however,  that in no event shall the trust created  hereby  continue  beyond the expiration of
21 years from the death of the  survivor of the  descendants  of Joseph P.  Kennedy,  the late ambassador of the United States to the Court of St. James's, living on the date hereof.

Section 8.05.  Release  of  Trust  Estate.  (a)  Subject  to  the  payment  of  its  fees  and expenses,  the Indenture  Trustee may, and when required by the  provisions of this  Indenture or the Servicing  Agreement  shall,  execute  instruments to release property from the lien of this  Indenture,  or convey the  Indenture  Trustee's  interest  in the same,  in a manner and under  circumstances  that are not  inconsistent  with the  provisions of this  Indenture.  No party  relying upon an  instrument  executed by the  Indenture  Trustee as provided in Article
VIII hereunder  shall be bound to ascertain the Indenture  Trustee's  authority,  inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

(b)     The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding,  (ii)
all sums due the Indenture  Trustee  pursuant to this  Indenture have been paid, and (iii) all sums due the  Credit  Enhancer  have been paid,  release  any  remaining  portion of the Trust
Estate that secured the Notes from the lien of this Indenture.

(c)     The Indenture Trustee shall release property from the lien of this Indenture  pursuant to this  Section  8.05 only  upon  receipt  of a request  from the  Issuer  accompanied  by an
Officers'  Certificate  and a letter  from  the  Credit  Enhancer,  stating  that  the  Credit
Enhancer has no objection to such request from the Issuer.

(d)     The Indenture Trustee shall, at the request of the Issuer or the Depositor,  surrender
(x) the  Group I Policy to the  Credit  Enhancer  for  cancellation,  upon  final  payment  of principal  of and  interest  on the Class I Notes  and (y) the  Group II Policy to the  Credit
Enhancer  for  cancellation,  upon final  payment of principal of and interest on the Class II
Notes.

Section 8.06.  Surrender of Notes Upon Final  Payment.  By acceptance of any Note,  the Holder thereof  agrees  to  surrender  such Note to the  Indenture  Trustee  promptly,  prior to such
Noteholder's receipt of the final payment thereon.

ARTICLE IX

                                   SUPPLEMENTAL INDENTURES

Section 9.01.  Supplemental  Indentures  Without  Consent  of  Noteholders.  (a)  Without  the
consent  of the  Holders of any Notes but with prior  notice to the  Rating  Agencies  and the written consent of the Credit  Enhancer  (which consent shall not be  unreasonably  withheld), unless an Enhancer  Default shall have occurred,  the Issuer and the Indenture  Trustee,  when authorized  by an Issuer  Request,  at any time and from time to time,  may enter  into one or more  indentures  supplemental  hereto (which shall conform to the provisions of the TIA as in force at the date of the execution  thereof),  in form satisfactory to the Indenture  Trustee, for any of the following purposes:

(i)     to correct or amplify the  description of any property at any time subject to the lien of this  Indenture,  or better to assure,  convey and confirm unto the  Indenture  Trustee any property  subject or required to be subjected to the lien of this Indenture,  or to subject to the lien of this Indenture additional property;

(ii)    to evidence the succession,  in compliance with the applicable  provisions  hereof, of another  person to the Issuer,  and the  assumption by any such  successor of the covenants of the Issuer herein and in the Notes contained;

(iii)   to add to the covenants of the Issuer,  for the benefit of the Holders of the Notes or the Credit Enhancer, or to surrender any right or power herein conferred upon the Issuer;

(iv)    to convey, transfer,  assign, mortgage or pledge any property to or with the Indenture
Trustee;

(v)     to cure any ambiguity,  to correct any error or to correct or supplement any provision herein or in any  supplemental  indenture that may be  inconsistent  with any other  provision herein or in any supplemental indenture;

(vi)    to make any other  provisions with respect to matters or questions  arising under this
Indenture or in any supplemental  indenture;  provided,  that such action shall not materially and adversely affect the interests of the Holders of the Notes or the Credit Enhancer;

(vii)   to  evidence  and  provide  for  the  acceptance  of the  appointment  hereunder  by a successor  trustee with respect to the Notes and to add to or change any of the  provisions of this  Indenture  as  shall  be  necessary  to  facilitate  the  administration  of the  trusts hereunder by more than one trustee, pursuant to the requirements of Article VI;

(viii)  to increase  the Maximum  Variable  Funding  Balance  with the written  consent of the
Credit Enhancer; or

(ix)    to modify,  eliminate  or add to the  provisions  of this  Indenture to such extent as shall be necessary to effect the  qualification  of this Indenture  under the TIA or under any similar federal statute  hereafter  enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided,  however,  that no such  supplemental  indenture  shall be entered  into  unless the
Indenture  Trustee and the Credit  Enhancer  shall have  received an Opinion of Counsel to the effect that the execution of such  supplemental  indenture  will not give rise to any material adverse tax consequence to the Noteholders, including any Adverse REMIC Event.

        The  Indenture  Trustee  is hereby  authorized  to join in the  execution  of any such supplemental  indenture and to make any further  appropriate  agreements and stipulations that may be therein contained.

(b)     The Issuer and the Indenture Trustee,  when authorized by an Issuer Request, may, also without  the  consent of any of the  Holders of the Notes but with prior  notice to the Rating
Agencies and with the consent of the Credit  Enhancer,  enter into an indenture or  indentures supplemental  hereto for the  purpose of adding any  provisions  to, or changing in any manner or  eliminating  any of the  provisions  of, this  Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture;  provided,  however, that such action shall not,  as  evidenced  by an Opinion of  Counsel,  (i)  adversely  affect in any  material respect the  interests of any  Noteholder  or the Credit  Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

Section 9.02.  Supplemental  Indentures  With  Consent  of  Noteholders.  The  Issuer  and the
Indenture  Trustee,  when authorized by an Issuer Request,  also may, with prior notice to the
Rating  Agencies  and with the  consent  of the  Holders  of not less than a  majority  of the
Security  Balances of the Notes affected thereby and the Credit  Enhancer,  by Act (as defined in Section  10.03 hereof) of such Holders  delivered to the Issuer and the Indenture  Trustee, enter into an  indenture  or  indentures  supplemental  hereto  for the  purpose of adding any provisions  to, or  changing  in any manner or  eliminating  any of the  provisions  of,  this
Indenture  or of  modifying  in any manner the rights of the  Holders of the Notes  under this
Indenture;  provided,  however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

(i)     change the date of payment of any  installment  of  principal  of or  interest  on any
Note, or reduce the principal  amount thereof or the Note Rate thereon,  change the provisions of this Indenture  relating to the  application of collections on, or the proceeds of the sale of, the Trust  Estate to payment  of  principal  of or  interest  on the Notes,  or change any place of payment  where,  or the coin or currency in which,  any Note or the interest  thereon is payable,  or impair the right to institute  suit for the  enforcement  of the provisions of this Indenture requiring the application of funds available  therefor,  as provided in Article
V, to the  payment of any such  amount due on the Notes on or after the  respective  due dates thereof;

(ii)    reduce the percentage of the Security  Balances of any Class of Notes,  the consent of the Holders of which is required for any such  supplemental  indenture,  or the consent of the
Holders of which is required  for any waiver of  compliance  with certain  provisions  of this
Indenture  or  certain  defaults  hereunder  and  their  consequences  provided  for  in  this
Indenture;

(iii)   modify  or  alter  the  provisions  of the  proviso  to  the  definition  of the  term
"Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

(iv)    reduce the  percentage  of the Security  Balances of the Notes  required to direct the
Indenture  Trustee to direct the Issuer to sell or  liquidate  the Trust  Estate  pursuant  to
Section 5.04;

(v)     modify any provision of this Section 9.02 except to increase any percentage  specified herein or to provide that certain  additional  provisions of this Indenture or the other Basic
Documents  cannot be  modified  or  waived  without  the  consent  of the  Holder of each Note affected thereby;

(vi)    modify  any of the  provisions  of this  Indenture  in such  manner as to  affect  the calculation  of the amount of any  payment of  interest  or  principal  due on any Note on any
Payment  Date  (including  the  calculation  of any  of  the  individual  components  of  such calculation); or

(vii)   permit the creation of any lien ranking  prior to or on a parity with the lien of this
Indenture  with respect to any part of the Trust Estate or,  except as otherwise  permitted or contemplated  herein,  terminate  the  lien of this  Indenture  on any  property  at any  time subject  hereto or deprive  the  Holder of any Note of the  security  provided  by the lien of this Indenture;

and  provided,  further,  that any action listed in clauses (i) through (vii) above shall not, as evidenced  by an Opinion of Counsel,  cause the Issuer to be subject to an entity level tax or cause an Adverse REMIC Event.

        The Indenture  Trustee may in its discretion  determine whether or not any Notes would be affected by any  supplemental  indenture  and any such  determination  shall be  conclusive upon the Holders of all Notes,  whether theretofore or thereafter  authenticated and delivered hereunder.  The  Indenture  Trustee  shall not be liable  for any such  determination  made in good faith.

        It shall  not be  necessary  for any Act (as  defined  in  Section  10.03  hereof)  of
Noteholders  under  this  Section  9.02  to  approve  the  particular  form  of  any  proposed supplemental  indenture,  but it shall be  sufficient  if such Act shall approve the substance thereof.

        Promptly  after  the  execution  by  the  Issuer  and  the  Indenture  Trustee  of any
supplemental  indenture  pursuant to this Section 9.02,  the  Indenture  Trustee shall mail to the Holders of the Notes to which such amendment or  supplemental  indenture  relates a notice setting forth in general terms the substance of such  supplemental  indenture.  Any failure of the Indenture Trustee to mail such notice, or any defect therein,  shall not, however,  in any way impair or affect the validity of any such supplemental indenture.

        So long as there does not exist a failure by the  Credit  Enhancer  to make a required payment under the Policies,  the Credit  Enhancer  shall have the right to exercise all rights of the Holders of the Notes under this  Indenture  without  any consent of such  Holders,  and such  Holders  may  exercise  such rights  only with the prior  written  consent of the Credit
Enhancer, except as provided herein.

Section 9.03.  Execution  of  Supplemental   Indentures.   In  executing,  or  permitting  the
additional trusts created by, any supplemental  indenture  permitted by this Article IX or the modification  thereby of the trusts created by this Indenture,  the Indenture Trustee shall be entitled  to  receive,  and subject to Sections  6.01 and 6.02,  shall be fully  protected  in relying  upon,  an  Opinion  of  Counsel  stating  that  the  execution  of such  supplemental indenture is  authorized  or  permitted  by this  Indenture.  The  Indenture  Trustee may, but shall not be  obligated  to,  enter into any such  supplemental  indenture  that  affects  the
Indenture  Trustee's own rights,  duties,  liabilities  or immunities  under this Indenture or otherwise.

Section 9.04.  Effect  of  Supplemental  Indenture.  Upon the  execution  of any  supplemental indenture  pursuant to the provisions  hereof,  this Indenture shall be and shall be deemed to be modified and amended in accordance  therewith with respect to the Notes  affected  thereby, and the  respective  rights,  limitations  of rights,  obligations,  duties,  liabilities  and immunities  under this Indenture of the Indenture  Trustee,  the Issuer and the Holders of the
Notes  shall  thereafter  be  determined,  exercised  and  enforced  hereunder  subject in all respects to such  modifications  and amendments,  and all the terms and conditions of any such supplemental  indenture  shall be and be deemed to be part of the terms and conditions of this
Indenture for any and all purposes.

Section 9.05.  Conformity  with Trust  Indenture  Act.  Every  amendment of this Indenture and every  supplemental  indenture  executed  pursuant  to this  Article  IX shall  conform to the requirements  of the TIA as then in effect so long as this  Indenture  shall then be qualified under the TIA.

Section 9.06.  Reference  in  Notes  to  Supplemental  Indentures.   Notes  authenticated  and
delivered after the execution of any supplemental  indenture  pursuant to this Article IX may, and if required  by the  Indenture  Trustee  shall,  bear a notation  in form  approved by the
Indenture  Trustee  as to any  matter  provided  for in such  supplemental  indenture.  If the
Issuer or the Indenture  Trustee shall so determine,  new Notes so modified as to conform,  in the opinion of the Indenture Trustee and the Issuer,  to any such  supplemental  indenture may be prepared  and  executed by the Issuer and  authenticated  and  delivered  by the  Indenture
Trustee in exchange for Outstanding Notes.

ARTICLE X

                                        MISCELLANEOUS

Section 10.01. Compliance  Certificates  and  Opinions,  etc.  (a)  Upon  any  application  or request by the Issuer to the  Indenture  Trustee to take any  action  under any  provision  of this Indenture,  the Issuer shall furnish to the Indenture  Trustee and to the Credit Enhancer
(i) an Officer's  Certificate stating that all conditions  precedent,  if any, provided for in this  Indenture  relating to the proposed  action have been  complied with and (ii) an Opinion of Counsel  stating  that in the opinion of such  counsel all such  conditions  precedent,  if any, have been complied with,  except that, in the case of any such  application or request as to which the  furnishing of such documents is  specifically  required by any provision of this
Indenture, no additional certificate or opinion need be furnished.

        Every  certificate or opinion with respect to compliance  with a condition or covenant provided for in this Indenture shall include:

(i)     a statement that each signatory of such  certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)    a brief statement as to the nature and scope of the examination or investigation  upon which the statements or opinions contained in such certificate or opinion are based;

(iii)   a statement that, in the opinion of each such signatory,  such signatory has made such examination or  investigation  as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

(iv)    a statement as to whether,  in the opinion of each such  signatory,  such condition or covenant has been complied with; and

(v)     if the signer of such  certificate  or  Opinion is  required  to be  Independent,  the statement required by the definition of the term "Independent".

(b)     (i) Prior to the deposit of any  Collateral or other  property or securities  with the
Indenture  Trustee that is to be made the basis for the release of any property or  securities subject to the lien of this  Indenture,  the  Issuer  shall,  in  addition  to any  obligation imposed in Section 10.01(a) or elsewhere in this Indenture,  furnish to the Indenture  Trustee an  Officer's  Certificate  certifying  or stating  the opinion of each  person  signing  such certificate  as to the fair  value  (within  90 days of such  deposit)  to the  Issuer  of the
Collateral or other property or securities to be so deposited.

(ii)    Whenever  the Issuer is  required  to furnish to the  Indenture  Trustee an  Officer's
Certificate  certifying  or  stating  the  opinion of any  signer  thereof  as to the  matters described  in clause (i) above,  the Issuer  shall also  deliver to the  Indenture  Trustee an
Independent  Certificate  as to the same  matters,  if the fair  value  to the  Issuer  of the securities  to be so  deposited  and of all other such  securities  made the basis of any such withdrawal or release since the  commencement of the  then-current  fiscal year of the Issuer, as set  forth in the  certificates  delivered  pursuant  to clause  (i) above and this  clause
(ii), is 10% or more of the Security  Balances of the Notes,  but such a certificate  need not be furnished  with respect to any  securities so  deposited,  if the fair value thereof to the
Issuer as set forth in the related  Officer's  Certificate  is less than  $25,000 or less than one percent of the Security Balances of the Notes.

(iii)   Whenever  any  property  or  securities  are to be  released  from  the  lien  of this
Indenture,  the Issuer shall also furnish to the  Indenture  Trustee an Officer's  Certificate certifying  or stating the  opinion of each person  signing  such  certificate  as to the fair value (within 90 days of such  release) of the property or securities  proposed to be released and  stating  that in the  opinion of such  person the  proposed  release  will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)    Whenever  the Issuer is  required  to furnish to the  Indenture  Trustee an  Officer's
Certificate  certifying  or  stating  the  opinion of any  signer  thereof  as to the  matters described  in clause (iii) above,  the Issuer shall also furnish to the  Indenture  Trustee an
Independent  Certificate  as to the  same  matters  if the  fair  value  of  the  property  or securities  and of all other  property,  other than  property  as  contemplated  by clause (v)
below or securities  released from the lien of this Indenture  since the  commencement  of the then-current  calendar year, as set forth in the  certificates  required by clause (iii) above and this clause  (iv),  equals 10% or more of the  Security  Balances  of the Notes,  but such certificate  need not be  furnished  in the case of any release of property or  securities  if the fair  value  thereof  as set  forth in the  related  Officer's  Certificate  is less  than
$25,000 or less than one percent of the then Security Balances of the Notes.

(v)     Notwithstanding  any provision of this Indenture,  the Issuer may, without  compliance with the  requirements of the other  provisions of this Section 10.01,  (A) collect upon, sell or otherwise  dispose of the Home Equity  Loans as and to the extent  permitted or required by the Basic  Documents  or (B) make  cash  payments  out of the  Payment  Account  as and to the extent  permitted or required by the Basic  Documents,  so long as the Issuer shall deliver to
the  Indenture  Trustee  every  six  months,   commencing  December  31,  2005,  an  Officer's
Certificate  of the Issuer  stating  that all the  dispositions  of  Collateral  described  in clauses (A) or (B) above that occurred  during the  preceding six calendar  months were in the ordinary  course of the  Issuer's  business  and that the  proceeds  thereof  were  applied in accordance with the Basic Documents.

Section 10.02. Form of Documents  Delivered to Indenture  Trustee.  In any case where  several matters are required to be certified  by, or covered by an opinion of, any  specified  Person, it is not  necessary  that all such  matters be  certified  by, or covered by the  opinion of, only one such Person,  or that they be so certified or covered by only one  document,  but one such  Person may  certify  or give an opinion  with  respect to some  matters  and one or more other such  Persons as to other  matters,  and any such  Person may certify or give an opinion as to such matters in one or several documents.

        Any  certificate  or  opinion  of an  Authorized  Officer  of the Issuer may be based, insofar as it relates to legal matters,  upon a certificate or opinion of, or  representations by,  counsel,  unless such officer knows,  or in the exercise of reasonable  care should know, that the  certificate  or opinion or  representations  with  respect to the matters upon which his  certificate  or opinion is based are  erroneous.  Any such  certificate  of an Authorized
Officer or Opinion of Counsel may be based,  insofar as it relates to factual matters,  upon a certificate  or opinion  of, or  representations  by, an officer or  officers of the Seller or the Issuer,  stating  that the  information  with  respect to such  factual  matters is in the possession  of the Seller or the Issuer,  unless such  counsel  knows,  or in the  exercise of reasonable care should know, that the certificate or opinion or  representations  with respect to such matters are erroneous.
        Where any  Person is  required  to make,  give or  execute  two or more  applications, requests,  consents,  certificates,  statements,  opinions  or other  instruments  under  this
Indenture, they may, but need not, be consolidated and form one instrument.

        Whenever in this  Indenture,  in connection  with any  application  or  certificate or report to the  Indenture  Trustee,  it is provided  that the Issuer shall deliver any document as a  condition  of  the  granting  of  such  application,  or as  evidence  of  the  Issuer's compliance  with any term hereof,  it is intended that the truth and accuracy,  at the time of the granting of such  application or at the effective  date of such  certificate or report (as the case may be),  of the facts and  opinions  stated in such  document  shall in such case be conditions  precedent  to the right of the Issuer to have such  application  granted or to the sufficiency of such  certificate or report.  The foregoing  shall not,  however,  be construed to affect the Indenture  Trustee's  right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 10.03. Acts  of  Noteholders.  (a)  Any  request,  demand,  authorization,  direction, notice,  consent,  waiver or other action  provided by this  Indenture to be given or taken by
Noteholders  may be embodied in and  evidenced  by one or more  instruments  of  substantially similar  tenor signed by such  Noteholders  in person or by agents duly  appointed in writing;
and except as herein  otherwise  expressly  provided such action shall become  effective  when such  instrument  or  instruments  are delivered to the Indenture  Trustee,  and,  where it is hereby  expressly  required,  to the Issuer.  Such  instrument or instruments  (and the action embodied therein and evidenced  thereby) are herein sometimes  referred to as the "Act" of the
Noteholders  signing  such  instrument  or  instruments.   Proof  of  execution  of  any  such
instrument or of a writing  appointing  any such agent shall be sufficient  for any purpose of this  Indenture  and (subject to Section 6.01)  conclusive  in favor of the Indenture  Trustee and the Issuer, if made in the manner provided in this Section 10.03.

(b)     The fact and date of the  execution  by any person of any such  instrument  or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)     The ownership of Notes shall be proved by the Note Registrar.

(d)     Any  request,  demand,  authorization,  direction,  notice,  consent,  waiver or other action  by the  Holder  of any Note  shall  bind the  Holder  of every  Note  issued  upon the registration  thereof or in  exchange  therefor  or in lieu  thereof,  in respect of  anything done,  omitted or  suffered  to be done by the  Indenture  Trustee  or the Issuer in  reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04. Notices,  etc.,  to  Indenture  Trustee,  Issuer,  Credit  Enhancer and Rating
Agencies. Any request,  demand,  authorization,  direction,  notice, consent, waiver or Act of
Noteholders or other  documents  provided or permitted by this  Indenture  shall be in writing and if such request,  demand,  authorization,  direction,  notice,  consent,  waiver or Act of
Noteholders is to be made upon, given or furnished to or filed with:

(i)     the  Indenture  Trustee by any  Noteholder  or by the Issuer shall be  sufficient  for every  purpose  hereunder  if  made,  given,  furnished  or filed  in  writing  to or with the
Indenture  Trustee at the  Corporate  Trust  Office.  The  Indenture  Trustee  shall  promptly transmit any notice received by it from the Noteholders to the Issuer, or

(ii)    the Issuer by the  Indenture  Trustee or by any  Noteholder  shall be  sufficient  for every purpose  hereunder if in writing and mailed  first-class,  postage prepaid to the Issuer addressed to: Home Equity Loan Trust  2005-HSA1,  in care of Wilmington  Trust Company,  or at any other  address  previously  furnished in writing to the  Indenture  Trustee by the Issuer.
The Issuer shall  promptly  transmit  any notice  received by it from the  Noteholders  to the
Indenture Trustee, or

(iii)   the Credit Enhancer by the Issuer,  the Indenture  Trustee or by any Noteholders shall be  sufficient  for every  purpose  hereunder  to in writing and mailed,  first-class  postage pre-paid,  or personally  delivered or telecopied to: Financial  Guaranty  Insurance  Company,
125 Park  Avenue,  New York,  NY 10017,  Attention:  General  Counsel  (Home Equity Loan Trust
2005-HSA1).  The Credit  Enhancer shall promptly  transmit any notice  received by it from the
Issuer,  the Indenture Trustee or the Noteholders to the Issuer or Indenture  Trustee,  as the
case may be.

        Notices  required  to be given to the Rating  Agencies by the  Issuer,  the  Indenture
Trustee  or the  Owner  Trustee  shall  be in  writing,  personally  delivered  or  mailed  by certified  mail,  return receipt  requested,  to (i) in the case of Standard & Poor's,  at the following  address:  Standard & Poor's Ratings Services,  55 Water Street,  New York, New York
10041,  Attention of Asset Backed Surveillance  Department and (ii) in the case of Moody's, at the following  address:  Moody's  Investors  Service,  Inc.,  ABS  Monitoring  Department,  99
Church  Street,  New York,  New York  10007;  or as to each of the  foregoing,  at such  other address as shall be designated by written notice to the other parties.

Section 10.05. Notices to  Noteholders;  Waiver.  Where this Indenture  provides for notice to
Noteholders of any event,  such notice shall be sufficiently  given (unless  otherwise  herein
expressly  provided)  if  in  writing  and  mailed,  first-class,   postage  prepaid  to  each
Noteholder  affected  by such  event,  at such  Person's  address  as it  appears  on the Note
Register,  not later than the latest date, and not earlier than the earliest date,  prescribed for the giving of such  notice.  In any case  where  notice to  Noteholders  is given by mail, neither  the  failure  to mail  such  notice  nor any  defect  in any  notice so mailed to any particular  Noteholder  shall  affect the  sufficiency  of such notice  with  respect to other
Noteholders,  and any notice that is mailed in the manner herein  provided shall  conclusively be  presumed to have been duly given  regardless  of whether  such notice is in fact  actually received.

        Where this Indenture  provides for notice in any manner,  such notice may be waived in writing by any Person entitled to receive such notice,  either before or after the event,  and such waiver shall be the  equivalent of such notice.  Waivers of notice by  Noteholders  shall be filed with the  Indenture  Trustee but such filing  shall not be a condition  precedent  to the validity of any action taken in reliance upon such a waiver.

        In case, by reason of the  suspension of regular mail service as a result of a strike, work  stoppage or similar  activity,  it shall be  impractical  to mail notice of any event to
Noteholders  when such  notice is  required  to be given  pursuant  to any  provision  of this
Indenture,  then any manner of giving such notice as shall be  satisfactory  to the  Indenture
Trustee shall be deemed to be a sufficient giving of such notice.

        Where this Indenture provides for notice to the Rating Agencies,  failure to give such notice  shall not affect any other  rights or  obligations  created  hereunder,  and shall not under any circumstance constitute an Event of Default.

Section 10.06. Alternate  Payment and Notice  Provisions.  Notwithstanding  any  provision  of this  Indenture or any of the Notes to the  contrary,  the Issuer may enter into any agreement with any  Holder of a Note  providing  for a method  of  payment,  or notice by the  Indenture
Trustee to such Holder,  that is  different  from the methods  provided for in this  Indenture for such  payments or notices.  The Issuer shall  furnish to the  Indenture  Trustee a copy of each such  agreement and the Indenture  Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

Section 10.07. Conflict with Trust  Indenture Act. If any provision  hereof limits,  qualifies or conflicts with another  provision  hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

        The  provisions of TIAss.ss.310 through 317 that impose duties on any Person  (including the  provisions  automatically  deemed  included  herein  unless  expressly  excluded  by this
Indenture)  are a part of and  govern  this  Indenture,  whether or not  physically  contained herein.

Section 10.08. Effect  of  Headings.   The  Article  and  Section   headings  herein  are  for
convenience only and shall not affect the construction hereof.

Section 10.09. Successors  and Assigns.  All  covenants and  agreements in this  Indenture and the Notes by the Issuer shall bind its  successors  and assigns,  whether so expressed or not.
All  agreements  of the  Indenture  Trustee  in this  Indenture  shall  bind  its  successors, co-trustees and agents.

Section 10.10. Separability.  In case any  provision  in this  Indenture or in the Notes shall be held invalid, illegal or unenforceable,  the validity,  legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

Section 10.11. Benefits of Indenture.  Nothing in this  Indenture or in the Notes,  express or implied,  shall  give to any  Person,  other  than the  parties  hereto  and their  successors hereunder,  and the Noteholders,  the Credit Enhancer,  and any other party secured hereunder, and any other Person with an ownership  interest in any part of the Trust Estate,  any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 10.12. Legal  Holidays.  In any case where the date on which any  payment is due shall not be a  Business  Day,  then  (notwithstanding  any  other  provision  of the  Notes or this
Indenture)  payment  need not be made on such  date,  but may be made on the  next  succeeding
Business  Day with the same  force and effect as if made on the date on which  nominally  due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.13. GOVERNING  LAW. THIS INDENTURE  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS
OF THE STATE OF NEW YORK,  WITHOUT  REFERENCE  TO ITS  CONFLICTS  OF LAW  PROVISIONS,  AND THE
OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

Section 10.14. Counterparts.  This  Indenture  may be executed in any number of  counterparts, each of which so executed shall be deemed to be an original,  but all such counterparts  shall together constitute but one and the same instrument.

Section 10.15. Recording  of  Indenture.  If this  Indenture  is subject to  recording  in any appropriate  public recording  offices,  such recording is to be effected by the Issuer and at its  expense  accompanied  by an  Opinion of  Counsel  (which may be counsel to the  Indenture
Trustee or any other counsel  reasonably  acceptable  to the Indenture  Trustee) to the effect that such  recording is necessary  either for the  protection of the  Noteholders or any other
Person  secured  hereunder  or for the  enforcement  of any  right or  remedy  granted  to the
Indenture Trustee under this Indenture.

Section 10.16. Issuer  Obligation.  No recourse  may be taken,  directly or  indirectly,  with respect to the  obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on the
Notes or under this  Indenture or any  certificate  or other  writing  delivered in connection herewith  or  therewith,  against  (i) the  Indenture  Trustee  or the  Owner  Trustee  in its
individual  capacity,  (ii) any  owner of a  beneficial  interest  in the  Issuer or (iii) any partner,  owner,  beneficiary,  agent, officer,  director,  employee or agent of the Indenture
Trustee or the Owner Trustee in its individual  capacity,  any holder of a beneficial interest in the Issuer,  the Owner  Trustee or the  Indenture  Trustee or of any successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  except as any such
Person may have  expressly  agreed (it being  understood  that the  Indenture  Trustee and the
Owner Trustee have no such obligations in their respective  individual  capacities) and except that any such partner,  owner or beneficiary  shall be fully liable, to the extent provided by applicable  law,  for any unpaid  consideration  for stock,  unpaid  capital  contribution  or failure  to pay any  installment  or call  owing  to such  entity.  For all  purposes  of this
Indenture,  in the  performance  of any duties or  obligations  of the Issuer  hereunder,  the
Owner Trustee  shall be subject to, and entitled to the benefits of, the terms and  provisions of Articles VI, VII and VIII of the Trust Agreement.

Section 10.17. No Petition.  The Indenture Trustee, by entering into this Indenture,  and each
Noteholder,  by its acceptance of a Note,  hereby covenant and agree that they will not at any time institute  against the Depositor or the Issuer,  or join in any  institution  against the
Depositor  or the  Issuer of,  any  bankruptcy,  reorganization,  arrangement,  insolvency  or liquidation  proceedings,  or other  proceedings  under any  United  States  federal  or state bankruptcy  or similar law in  connection  with any  obligations  relating to the Notes,  this
Indenture or any of other the Basic Documents.

Section 10.18. Inspection.  The Issuer  agrees that,  on  reasonable  prior  notice,  it shall permit any  representative  of the  Indenture  Trustee,  during the Issuer's  normal  business hours, to examine all the books of account,  records,  reports and other papers of the Issuer, to make  copies and  extracts  therefrom,  to cause  such  books to be audited by  Independent certified  public  accountants,  and to discuss the  Issuer's  affairs,  finances and accounts with the Issuer's officers,  employees,  and Independent certified public accountants,  all at such  reasonable  times and as often as may be reasonably  requested.  The  Indenture  Trustee shall and shall cause its  representatives  to hold in confidence all such information  except to the  extent  disclosure  may be  required  by law  (and  all  reasonable  applications  for confidential  treatment are  unavailing)  and except to the extent that the Indenture  Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                                          ARTICLE XI

                                       REMIC PROVISIONS

        Section 11.01 REMIC Administration.

               (a)The REMIC  Administrator  shall make an  election  to treat the HELs in Loan
Group I and the proceeds of the HELs in Loan Group I on deposit in the  Distribution  Account, the  Custodial  Account  and the  Payment  Account  as two  REMICs  under  the  Code  and,  if necessary,  under  applicable  state  law,  in  accordance  with  Section  2.06  of the  Trust
Agreement.  Such  election  will be made on Form  1066 or  other  appropriate  federal  tax or information  return  (including  Form 8811) or any  appropriate  state  return for the taxable year ending on the last day of the  calendar  year in which the  Securities  are  issued.  For the  purposes  of the  REMIC  elections  in  respect  of that  portion  of the  Trust  Estate,
Securities  and interests to be designated  as the "regular  interests"  and the sole class of
"residual   interests"  in  each  REMIC  will  be  set  forth  in  Section  11.03.  The  REMIC
Administrator  and the Owner Trustee shall not permit the creation of any "interests"  (within the  meaning of Section  860G of the Code) in each REMIC  elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

               (b)The  Closing  Date is  hereby  designated  as the  "Startup  Day" of each of
REMIC I and REMIC II, as  designated  in Section  11.03  below,  within the meaning of Section
860G(a)(9) of the Code.

               (c)The REMIC  Administrator  shall hold a Class R Certificate  representing  at least a 0.01%  Percentage  Interest  in each  Class of the Class R  Certificates  and shall be designated  as "the tax  matters  person"  with  respect to each REMIC in the manner  provided
under   Treasury   regulations   section   1.860F-4(d)   and  Treasury   regulations   section
301.6231(a)(7)-1.  The REMIC Administrator,  as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or  controversy  involving  the Trust Estate and (ii)
represent  the Trust  Estate in any  administrative  or  judicial  proceeding  relating  to an examination or audit by any  governmental  taxing  authority with respect  thereto.  The legal expenses,  including  without  limitation  attorneys' or  accountants'  fees, and costs of any such  proceeding and any liability  resulting  therefrom shall be expenses of the Trust Estate and the REMIC  Administrator  shall be  entitled  to  reimbursement  therefor  out of  amounts attributable  to the HELs on deposit in the Custodial  Account  unless such legal expenses and costs are incurred by reason of the REMIC  Administrator's  willful misfeasance,  bad faith or gross negligence.  If the REMIC Administrator is no longer the Master Servicer  hereunder,  at its option the REMIC  Administrator  may continue its duties as REMIC  Administrator and shall be paid  reasonable  compensation  not to  exceed  $3,000  per  year by any  successor  Master
Servicer hereunder for so acting as the REMIC Administrator.

               (d)The REMIC  Administrator  shall  prepare or cause to be prepared  all of the
Tax Returns that it  determines  are required  with  respect to each REMIC  created  hereunder and, if approval  therefore is received from the applicable  District Director of the Internal
Revenue  Service,  shall sign and file such returns in a timely manner and,  otherwise,  shall deliver  such Tax Returns in a timely  manner to the Owner  Trustee,  if the Owner  Trustee is required to sign such returns in  accordance  with Section  5.03 of the Trust  Agreement,  and shall sign (if the Owner  Trustee is not so  required)  and file such Tax  Returns in a timely manner.  The expenses of  preparing  such  returns  shall be borne by the REMIC  Administrator without any right of  reimbursement  therefor.  The REMIC  Administrator  agrees to  indemnify and hold  harmless the Owner  Trustee  with  respect to any tax or liability  arising from the
Owner  Trustee's  signing of Tax Returns  that  contain  errors or  omissions.  The  Indenture
Trustee  and  Master  Servicer  shall  promptly  provide  the  REMIC  Administrator  with such information in their possession as the REMIC  Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

               (e)The REMIC  Administrator  shall  provide (i) to any  Transferor of a Class R
Certificate  such  information as is necessary for the  application of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to
the Indenture  Trustee,  and the Indenture  Trustee shall forward to the  Noteholders  and the
Certificateholders,  such  information  or  reports as are  required  by the Code or the REMIC
Provisions  including  reports  relating  to  interest,  original  issue  discount  and market discount  or premium  (using the  Prepayment  Assumption)  and (iii) to the  Internal  Revenue
Service  the name,  title,  address and  telephone  number of the person who will serve as the representative of each REMIC.

               (f)The Master  Servicer  and the REMIC  Administrator  shall take such  actions and shall cause each REMIC  created  hereunder to take such actions as are  reasonably  within the Master  Servicer's or the REMIC  Administrator's  control and the scope of its duties more specifically  set forth  herein as shall be  necessary  or desirable to maintain the status of each REMIC as a REMIC under the REMIC  Provisions (and the Indenture  Trustee shall assist the
Master  Servicer  and the REMIC  Administrator,  to the  extent  reasonably  requested  by the
Master  Servicer  and the REMIC  Administrator  to do so).  The Master  Servicer and the REMIC
Administrator  shall not knowingly or  intentionally  take any action,  cause the Trust Estate to take any  action  or fail to take (or fail to cause  to be  taken)  any  action  reasonably within their respective  control that, under the REMIC  Provisions,  if taken or not taken, as the case may be,  could (i)  endanger  the  status of any  portion  of any of the  REMICs as a
REMIC or (ii)  result in the  imposition  of a tax upon any of the REMICs  (including  but not limited to the tax on  prohibited  transactions  as defined in Section  860F(a)(2) of the Code and the tax on  contributions  to a REMIC set forth in Section  860G(d)  of the Code)  (either such  event,  in the  absence of an Opinion of Counsel or the  indemnification  referred to in
this  sentence,   an  "Adverse  REMIC  Event")  unless  the  Master   Servicer  or  the  REMIC
Administrator,  as  applicable,  has  received  an Opinion of Counsel  (at the  expense of the party  seeking  to take such  action  or, if such  party  fails to pay such  expense,  and the
Master  Servicer  or the REMIC  Administrator,  as  applicable,  determines  that  taking such
action  is  in  the  best  interest  of  the  Trust  Estate  and  the   Noteholders   and  the
Certificateholders,  at the  expense of the Trust  Estate,  but in no event at the  expense of the Master Servicer,  the REMIC Administrator,  the Owner Trustee or the Indenture Trustee) to
the  effect  that the  contemplated  action  will not,  with  respect  to each  REMIC  created hereunder,  endanger such status or, unless the Master  Servicer,  the REMIC  Administrator or both, as applicable,  determine in its or their sole  discretion to indemnify the Trust Estate against the  imposition of such a tax,  result in the  imposition  of such a tax.  Wherever in this  Indenture  a  contemplated  action may not be taken  because  the timing of such  action might result in the  imposition  of a tax on the Trust Estate,  or may only be taken  pursuant to an Opinion of Counsel  that such action  would not impose a tax on the Trust  Estate,  such action may  nonetheless be taken provided that the indemnity  given in the preceding  sentence with  respect to any taxes  that might be imposed on the Trust  Estate has been given and that all other  preconditions  to the taking of such  action  have been  satisfied.  The  Indenture
Trustee  shall not take or fail to take any action  (whether or not  authorized  hereunder) as to which the Master  Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing that it has  received an Opinion of Counsel to the effect that an Adverse  REMIC Event could  occur  with  respect  to such  action or  inaction.  In  addition,  prior to taking any action with respect to any of the REMICs created  hereunder or any related assets thereof,  or causing  any of the REMICs to take any  action,  which is not  expressly  permitted  under the terms of this  Indenture,  the Indenture  Trustee will consult with the Master Servicer or the
REMIC  Administrator,  as  applicable,  or its designee,  in writing,  with respect to whether such  action  could cause an Adverse  REMIC Event to occur with  respect to any of the REMICs, and the  Indenture  Trustee  shall not take any such action or cause  either REMIC to take any such action as to which the Master  Servicer or the REMIC  Administrator,  as applicable,  has advised it in writing  that an Adverse  REMIC Event could  occur.  The Master  Servicer or the
REMIC  Administrator,  as  applicable,  may consult with counsel to make such written  advice, and the cost of same shall be borne by the party  seeking  to take the  action  not  expressly permitted  by this  Indenture,  but in no event at the  expense of the Master  Servicer or the
REMIC  Administrator.  At all times as may be required by the Code,  the Master  Servicer will to the extent  within its  control  and the scope of its duties  more  specifically  set forth herein,  maintain  substantially  all of  the  assets  of  each  REMIC  created  hereunder  as
"qualified   mortgages"  as  defined  in  Section   860G(a)(3)  of  the  Code  and  "permitted
investments" as defined in Section 860G(a)(5) of the Code.

               (g)In the event  that any tax is imposed on  "prohibited  transactions"  of any of the REMICs created  hereunder as defined in Section  860F(a)(2) of the Code, on "net income from  foreclosure  property"  of any of the REMICs as defined in Section  860G(c) of the Code, on any  contributions to any of the REMICs after the Startup Day therefor  pursuant to Section
860G(d) of the Code, or any other tax is imposed by the Code or any  applicable  provisions of state or local tax laws,  such tax shall be charged  (i) to the Master  Servicer,  if such tax arises  out of or  results  from a breach by the  Master  Servicer  of any of its  obligations under  this  Indenture  or the  Master  Servicer  has in its  sole  discretion  determined  to indemnify  the Trust  Estate  against such tax,  (ii) to the  Indenture  Trustee,  if such tax arises  out of or results  from a breach by the  Indenture  Trustee of any of its  obligations under this  Article  XI, or (iii)  otherwise  against  amounts  on  deposit  in the  Custodial
Account and on the Payment Date(s)  following such  reimbursement  the aggregate of such taxes shall be allocated in reduction  of the accrued  interest due on each Class  entitled  thereto on a pro rata basis.

               (h)The Indenture  Trustee and the Master  Servicer  shall,  for federal  income tax purposes,  maintain  books and records with respect to each REMIC  created  hereunder on a calendar  year  and on an  accrual  basis  or as  otherwise  may  be  required  by  the  REMIC
Provisions.

               (i)Following  the Startup Day,  neither the Master  Servicer nor the  Indenture
Trustee  shall  accept  any  contributions  of assets to any of the REMICs  created  hereunder unless  (subject to Section  11.01(f))  the Master  Servicer and the  Indenture  Trustee shall have  received  an  Opinion  of  Counsel  (at the  expense  of the party  seeking to make such contribution)  to the effect  that the  inclusion  of such assets in such REMIC will not cause any of the  REMICs to fail to  qualify  as a REMIC at any time that any Class I Notes or Group
I  Certificates  are  outstanding  or  subject  any of the  REMICs  to any tax under the REMIC
Provisions or other applicable provisions of federal, state and local law or ordinances.

               (j)Neither  the Master  Servicer  nor the  Trustee  shall  (subject  to Section
11.01(f))  enter  into any  arrangement  by which any of the  REMICs  created  hereunder  will receive a fee or other  compensation  for services nor permit any of the REMICs to receive any income from assets other than  "qualified  mortgages" as defined in Section  860G(a)(3) of the
Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (k)Solely for the  purposes  of  Section  1.860G-1(a)(4)(iii)  of the  Treasury
Regulations,  the "latest possible  maturity date" by which the Certificate  Principal Balance of each Class of Class I Notes  representing  a regular  interest in the  applicable  REMIC is the Final Scheduled Payment Date with respect to the Class I Notes.

               (l)Within 30 days  after  the  Closing  Date,  the  REMIC  Administrator  shall prepare and file with the Internal  Revenue  Service Form 8811,  "Information  Return for Real
Estate Mortgage  Investment  Conduits (REMIC) and Issuers of Collateralized  Debt Obligations"
for each REMIC created hereunder.

               (m)Neither the Indenture  Trustee nor the Master  Servicer shall sell,  dispose of or  substitute  for any of the Group I Loans  (except in  connection  with (i) the default, imminent  default or  foreclosure  of the Group I Loans,  including  but not  limited  to, the acquisition  or sale of a Mortgaged  Property  acquired by deed in lieu of  foreclosure,  (ii)
the  bankruptcy  of any  of  the  REMICs  created  hereunder,  (iii)  the  termination  of the applicable  REMIC  pursuant to Section  8.02 of the Trust  Agreement or (iv) a purchase of the
Group I Loans  pursuant  to the  Purchase  Agreement)  nor  acquire  any assets for any of the
REMICs,  nor sell or dispose  of any  investments  in the  Custodial  Account  or the  Payment
Account for gain nor accept any  contributions  to any of the REMICs  after the  Closing  Date unless it has  received an Opinion of Counsel  that such sale,  disposition,  substitution  or acquisition  will not (a) affect  adversely  the status of any of the REMICs as a REMIC or (b)
unless the Master  Servicer has  determined  in its sole  discretion  to  indemnify  the Trust
Estate  (and the  Indenture  Trustee  for any  cost,  expense  or  liability  incurred  by the
Indenture  Trustee in connection  therewith)  against such tax,  cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

               (n)The  Trustee  will  apply for an  employer  identification  number  from the
Internal Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

        Section 11.02 Servicer, REMIC Administrator and Indenture Trustee Indemnification.

               (a)The Indenture  Trustee agrees to indemnify the Trust Estate,  the Depositor, the REMIC  Administrator  and the Master  Servicer for any tax,  cost,  expense or  liability, including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by the
Trust Estate,  the Depositor or the Master Servicer,  as a result of a breach of the Indenture
Trustee's covenants set forth in Article VIII or this Article XI.

               (b)The  REMIC   Administrator   agrees  to  indemnify  the  Trust  Estate,  the
Depositor,  the Master  Servicer,  the Owner  Trustee and the  Indenture  Trustee for any tax,
cost, expense and liability  (including,  without limitation,  any reasonable attorneys' fees)
imposed on or incurred by the Trust Estate,  the  Depositor,  the Master  Servicer,  the Owner
Trustee  or the  Indenture  Trustee,  as a result  of a breach  of the  REMIC  Administrator's covenants set forth in this Article XI with respect to compliance  with the REMIC  Provisions, including  without  limitation,  any penalties  arising from the Owner Trustee's  execution of
Tax Returns prepared by the REMIC  Administrator  that contain errors or omissions;  provided, however,  that such  liability will not be imposed to the extent such breach is a result of an error or omission in information  provided to the REMIC  Administrator  by the Master Servicer in which case Section 11.02(c) will apply.

               (c)The Master  Servicer  agrees to indemnify the Trust Estate,  the  Depositor, the REMIC  Administrator,  the Owner  Trustee and the  Indenture  Trustee  for any tax,  cost, expense  and  liability  (including,  without  limitation,  any  reasonable  attorneys'  fees)
imposed on or  incurred by the Trust  Estate,  the  Depositor,  the REMIC  Administrator,  the
Owner  Trustee or the  Indenture  Trustee,  as a result of a breach of the  Master  Servicer's covenants  set  forth  in this  Article  XI or in the  Servicing  Agreement  with  respect  to compliance with the REMIC  Provisions,  including  without  limitation,  any penalties arising from the Owner  Trustee's  execution  of Tax  Returns  prepared  by the Master  Servicer  that contain errors or omissions.

        Section 11.03 Designation of REMIC(s).

        The REMIC  Administrator  shall make an election to treat the HELs in Loan Group I and the  proceeds  of the  HELs in Loan  Group  I on  deposit  in the  Distribution  Account,  the
Custodial  Account  and the Payment  Account as a REMIC  ("REMIC I") and will make an election to treat the pool of assets  comprised  of the REMIC I Regular  Interests  as a REMIC  ("REMIC
II") for federal income tax purposes.

        The REMIC I Regular  Interests  will be "regular  interests"  in REMIC I and the Class
R-I  Certificates  will be the sole class of "residual  interests"  in REMIC I for purposes of the REMIC Provisions under the federal income tax law.

        The REMIC II Regular  Interests will be "regular  interests" in REMIC II and the Class
R-II Certificates  will be the sole class of "residual  interests" in REMIC II for purposes of the REMIC Provisions under the federal income tax law.

        IN WITNESS  WHEREOF,  the Issuer and the Indenture  Trustee have caused their names to be signed hereto by their respective  officers  thereunto duly  authorized,  all as of the day and year first above written.

                                            HOME EQUITY LOAN TRUST 2005-HSA1,
                                            as Issuer

                                            By:    WILMINGTON TRUST COMPANY,
                                                   not in its individual capacity
                                                   but solely as Owner Trustee

                                            By:  /s/ Janel R. Havrilla
                                               Name:  Janel R. Havrilla
                                               Title:  Senior Financial Services Officer

                                            JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                            as Indenture Trustee

                                            By:  /s/ Joanne Murray
                                               Name:  Joanne Murray
                                               Title:  Asst. VP

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
hereby accepts the appointment as
Paying Agent pursuant to Section 3.03
hereof and as Note Registrar pursuant
to Section 4.02 hereof.

By:   /s/ Joanne Murray
    Name:  Joanne Murray
    Title:  Asst. VP

STATE OF DELAWARE            )
                             ) ss.:
COUNTY OF NEWCASTLE          )

        On this 22nd day of December,  2005, before me personally  appeared Janel R. Havrilla, to me known,  who  being by me duly  sworn,  did  depose  and say,  that  s/he  resides  at in
Wilmington,  that s/he is the Sr. Financial Services Officer of the Owner Trustee,  one of the
corporations  described in and which executed the above  instrument;  that s/he knows the seal of said  corporation;  that the seal affixed to said  instrument is such corporate  seal; that it was so  affixed  by order of the  Board of  Directors  of said  corporation;  and that s/he signed her/his name thereto by like order.

                                            /s/ Bethany J. Taylor
                                            Notary Public

STATE OF TEXAS               )
                             ) ss.:
COUNTY OF HARRIS             )

        On this 29th day of December,  2005,  before me personally  appeared Joanne Murray, to me known,  who being by me duly sworn,  did depose and say, that s/he resides at Houston,  TX that  s/he  is the  AVP of  JPMorgan  Chase  Bank,  N.A.,  as  Indenture  Trustee,  one of the
corporations  described in and which executed the above  instrument;  that s/he knows the seal of said  corporation;  that the seal affixed to said  instrument is such corporate  seal; that it was so  affixed  by order of the  Board of  Directors  of said  corporation;  and that s/he signed her/his name thereto by like order.

                                            /s/ Blanche Loville
                                            Notary Public

NOTORIAL SEAL

                                          APPENDIX A

                                         DEFINITIONS

               Accrued  Certificate  Interest:  With  respect to the Class SB-I  Certificates, interest  accrued  during  the  related  Interest  Period  at the  Certificate  Rate  for such
Certificate on the Notional Amount for such Payment Date.

               Additional  Balance:  With  respect to any HELOC,  any future  Draw made by the related  Mortgagor  pursuant  to the related  Loan  Agreement  on and after the Cut-off  Date;
provided,   however,  that  if  an  Amortization  Event  occurs,  then  any  Draw  after  such
Amortization Event shall not be acquired by the Trust and shall not be an Additional Balance.

               Additional Balance  Differential:  With respect to any Payment Date, unless and until an  Amortization  Event occurs,  (x) up to and  including the Payment Date  occurring in the calendar  month  during which the  Revolving  Period  ends,  the amount,  if any, by which
Additional  Balances  resulting  from  Draws  under  the  Group II Loans  during  the  related
Collection  Period  exceed  Principal  Collections  related to the Group II Loans  during such
Collection  Period and (y) after the Payment  Date  occurring  in the  calendar  month  during which the Revolving  Period ends,  the aggregate  amount of Additional  Balances in Loan Group
II conveyed to the Trust during the related Collection Period.

               Additional  Certificate  Security  Balance:  With  respect to the  issuance  of
Capped  Funding  Notes  pursuant to Section  4.01(d) of the  Indenture,  the  amount,  if any, required in  accordance  with the Opinion of Counsel in  connection  therewith  to be added to the  Security  Balances of the  Certificates  in  accordance  with  Section  3.12 of the Trust
Agreement.  In addition,  with respect to any Payment  Date  described in the second  sentence of Section 3.12(a) of the Trust  Agreement,  the  "Additional  Certificate  Security  Balance"
shall include the amount of the excess described in such sentence.

               Adjusted  Mortgage  Rate:  With respect to any Home Equity Loan and any date of determination,  the Loan Rate borne by the related  Home Equity  Loan,  less the rate at which the related Subservicing Fee accrues.

               Adverse REMIC Event:  As defined in Section 11.01(f) of the Indenture.

               Affiliate:   With  respect  to  any  Person,  any  other  Person   controlling,
controlled  by or under  common  control with such  Person.  For purposes of this  definition,
"control"  means the power to direct the  management  and  policies  of a Person,  directly or indirectly,  whether  through  ownership of voting  securities,  by contract or otherwise  and
"controlling" and "controlled" shall have meanings correlative to the foregoing.

               Aggregate  Additional  Balance  Differential:  With respect to any Payment Date and the Variable Funding Notes,  the sum of Additional  Balance  Differentials  that have been added to the Security Balance of Variable Funding Notes prior to such Payment Date.

               Aggregate  Security  Balance:  With respect to any Payment Date,  the aggregate of the Security  Balances of all  Securities  or specified  Classes of  Securities  as of such date.

               Amortization Event:  Any one of the following events:

               (a)    the  failure  on the  part of the  Seller  (i) to make  any  payment  or deposit  required to be made under the Purchase  Agreement  within five  Business Days after the date such  payment or deposit is required to be made;  or (ii) to observe or perform in any material  respect any other  covenants or  agreements of the Seller set forth in the Purchase  Agreement,  which failure continues  unremedied for a period of
        60 days after written  notice and such failure  materially  and adversely  affects the interests of the Securityholders or the Credit Enhancer;

               (b)    if any  representation  or warranty  made by the Seller in the  Purchase
        Agreement  proves to have been  incorrect in any material  respect when made and which continues  to be  incorrect  in any  material  respect  for a period  of 45 days  with respect to any  representation or warranty of the Seller made in Section 3.1(a) of the
        Purchase  Agreement or 90 days with respect to any  representation or warranty made in
        Section  3.1(b) or 3.1(c) of the  Purchase  Agreement  after  written  notice and as a result of which the  interests  of the  Securityholders  or the  Credit  Enhancer  are
        materially and adversely  affected;  provided,  however,  that an  Amortization  Event shall  not  be  deemed  to  occur  if the  Seller  has  repurchased  or  caused  to be repurchased or substituted  for the related Home Equity Loan or all Home Equity Loans, if  applicable,  during such period (or within an  additional 60 days with the consent of the Indenture  Trustee and the Credit  Enhancer) in accordance  with the provisions of the Indenture;

               (c)    the entry  against  the  Seller or the  Issuer of a decree or order by a court or agency or supervisory  authority having  jurisdiction in the premises for the appointment  of a trustee,  conservator,  receiver or  liquidator  in any  insolvency, conservatorship,  receivership,  readjustment  of  debt,  marshalling  of  assets  and liabilities  or  similar  proceedings,  or for the  winding up or  liquidation  of its affairs,  and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

               (d)    the Seller or the Issuer shall voluntarily go into liquidation,  consent to the  appointment  of a conservator,  receiver,  liquidator or similar person in any insolvency,  readjustment  of debt,  marshalling of assets and  liabilities or similar proceedings  of or  relating  to the Seller or the Issuer or of or  relating to all or substantially  all of its  property,  or a  decree  or order  of a  court,  agency  or supervisory  authority  having  jurisdiction  in the premises for the appointment of a conservator,  receiver,  liquidator or similar person in any insolvency,  readjustment of debt,  marshalling  of assets and  liabilities or similar  proceedings,  or for the winding-up or liquidation of its affairs,  shall have been entered  against the Seller or the Issuer and such  decree or order  shall have  remained  in force  undischarged, unbonded or unstayed for a period of 60 days;  or the Seller or the Issuer shall admit in writing  its  inability  to pay its debts  generally  as they  become  due,  file a petition to take advantage of any  applicable  insolvency or  reorganization  statute, make an assignment for the benefit of its creditors or voluntarily  suspend payment of its obligations;

               (e)    the  Issuer  becomes  subject  to  regulation  by the  Commission  as an investment  company  within the  meaning of the  Investment  Company  Act of 1940,  as amended;

               (f)    a Servicing  Default  relating to the Master  Servicer  occurs under the
        Servicing Agreement and the Master Servicer is the Seller;

               (g)    the  occurrence  of a draw on any of the Policies and the failure of the
        Credit  Enhancer to be reimbursed for such draw,  which failure  continues  unremedied for a period of 90 days after written notice to the Master Servicer; or

               (h)    the Issuer is determined to be an  association  taxable as a corporation for federal income tax purposes.

               In the case of any event  described in (a),  (b),  (f) or (g), an  Amortization
Event will be deemed to have occurred  only if, after any  applicable  grace period  described in such clauses,  any of the Indenture  Trustee,  the Credit  Enhancer or, with the consent of the Credit Enhancer,  Securityholders  evidencing not less than 51% of the Security Balance of each of the Term Notes and the  Certificates,  by  written  notice to the  Seller,  the Master
Servicer,  the Depositor and the Owner Trustee (and to the Indenture Trustee,  if given by the
Credit Enhancer or the  Securityholders),  declare that an Amortization  Event has occurred as of the date of such notice.  In the case of any event  described  in clauses (c),  (d), (e) or
(h),  an  Amortization  Event  will be deemed to have  occurred  without  any  notice or other action  on the  part  of the  Indenture  Trustee,  the  Noteholders  or  the  Credit  Enhancer
immediately upon the occurrence of such event;  provided,  that any Amortization  Event may be waived and deemed of no effect  with the  written  consent  of the  Credit  Enhancer  and each
Rating Agency, subject to the satisfaction of any conditions to such waiver.

               Appraised  Value:  As to any  Mortgaged  Property,  the  value  of the  related
Mortgaged  Property  determined by the appraisal,  sales price for such Mortgaged  Property or alternative  valuation method,  including a statistical valuation or the Stated Value, used in the  origination  of such Home Equity  Loan,  which may have been  obtained at an earlier time but in no case more than 24 months  prior to  origination;  provided  that if such Home Equity
Loan was originated  simultaneously  with or not more than 12 months after the  origination of a mortgage loan secured by a senior lien on the related  Mortgaged  Property which senior lien was originated in a purchase or cash-out refinance  transaction,  the Appraised Value shall be the lesser of (i) the  appraised  value of such  Mortgaged  Property  based upon the appraisal made at the time of the origination of such senior  mortgage,  and (ii) the sales price of the
Mortgaged Property at such time of origination.

               Assignment of Mortgage:  With respect to any Mortgage,  an  assignment,  notice of transfer or equivalent  instrument,  in recordable  form,  sufficient under the laws of the jurisdiction in which the related  Mortgaged  Property is located to reflect the conveyance of the Mortgage,  which  assignment,  notice of transfer or equivalent  instrument  may be in the form of one or more blanket  assignments  covering  Mortgages secured by Mortgaged  Properties located in the same jurisdiction.

               Authorized  Newspaper:  A newspaper  of general  circulation  in the Borough of
Manhattan,  The City of New York,  printed in the English  language and customarily  published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

               Authorized  Officer:  With  respect  to the  Issuer,  any  officer of the Owner
Trustee who is authorized  to act for the Owner Trustee in matters  relating to the Issuer and who is  identified on the list of  Authorized  Officers  delivered by the Owner Trustee to the
Indenture  Trustee on the  Closing  Date (as such list may be modified  or  supplemented  from time to time thereafter).

               Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

               Bankruptcy  Loss:  With respect to any Home Equity Loan, a Deficient  Valuation or a Debt Service  Reduction;  provided,  however,  that neither a Deficient  Valuation  nor a
Debt  Service  Reduction  shall be deemed a  Bankruptcy  Loss  hereunder so long as the Master
Servicer  has  notified  the  Indenture  Trustee  in  writing  that  the  Master  Servicer  is diligently  pursuing any remedies that may exist in connection  with the  representations  and warranties  made  regarding  the related  Home  Equity  Loan and either (A) the  related  Home
Equity  Loan is not in default  with  regard to  payments  due  thereunder  or (B)  delinquent payments of  principal  and  interest  under the related  Home Equity Loan and any premiums on any applicable  primary hazard  insurance policy and any related escrow payments in respect of such Home  Equity  Loan are being  advanced  on a current  basis by the Master  Servicer  or a
Subservicer, in either case without giving effect to any Debt Service Reduction.

               Basic Documents:  The Trust Agreement,  the Indenture,  the Purchase Agreement,
the Insurance  Agreement,  the Group I Policy, the Group II Policy,  the Servicing  Agreement,
the  Custodial  Agreement,   the  Indemnification   Agreement  and  the  other  documents  and
certificates delivered in connection with any of the above.

               Beneficial  Owner:  With  respect  to any  Term  Note,  the  Person  who is the beneficial  owner of such Note as reflected on the books of the  Depository or on the books of a Person  maintaining an account with such  Depository  (directly as a Depository  Participant or  indirectly  through  a  Depository  Participant,  in  accordance  with  the  rules of such
Depository).

               Billing  Cycle:  With  respect  to any  Home  Equity  Loan  and Due  Date,  the calendar month preceding such Due Date.

               Book-Entry  Custodian:  The custodian appointed pursuant to Section 4.06 of the
Indenture.

               Book-Entry Notes:  Beneficial  interests in the Notes,  ownership and transfers of which shall be made  through book  entries by the  Depository  as described in Section 4.06 of the Indenture.

               Business  Day:  Any day other than (i) a Saturday  or a Sunday or (ii) a day on which  banking  institutions  in the States of New York,  California,  Minnesota,  Illinois or
Delaware are required or authorized by law to be closed.

               Capped  Funding Note:  Any Class A-II Capped  Funding Note issued in connection with an exchange pursuant to Section 4.01(d) of the Indenture.

               Cash  Liquidation:  As to any  defaulted  Home  Equity  Loan  other than a Home
Equity Loan as to which an REO Acquisition  occurred,  a determination  by the Master Servicer that it has received all Insurance Proceeds,  Liquidation  Proceeds and other payments or cash recoveries  which the  Master  Servicer  reasonably  and in good  faith  expects to be finally recoverable with respect to such Home Equity Loan.

               Certificate   Distribution   Account:  The  account  or  accounts  created  and
maintained  by the  Certificate  Paying  Agent  pursuant  to  Section  3.10(c)  of  the  Trust
Agreement.  The  Certificate  Paying  Agent will make all  distributions  on the  Certificates from money on deposit in the Certificate Distribution Account.

               Certificate  Distribution  Amount:  For any Payment Date, the amount  remaining in the Payment  Account  following  distributions  pursuant  to clauses  (i)  through  (xi) of
Section  3.05(a)(I)  of the  Indenture  and  following  distributions  pursuant to clauses (i)
through (x) of Section 3.05(a)(II) of the Indenture.

               Certificate  of Trust:  The  Certificate  of Trust filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

               Certificate  Paying Agent:  The meaning  specified in Section 3.10 of the Trust
Agreement.

               Certificate  Percentage  Interest:  With  respect  to  any  Payment  Date,  the
Certificate  Percentage  Interest as stated on the face of such Certificate,  which percentage may be recalculated in accordance with Section 3.12 of the Trust Agreement.

               Certificate  Principal  Balance:  As of any Payment  Date,  with respect to any
Group II Certificate,  an amount equal to the then applicable  Certificate Percentage Interest of such  Certificate  multiplied  by the  Group  II  Overcollateralization  Amount.  As of any
Payment Date with respect to any Class SB-I  Certificate,  $2.00 as reduced by payments deemed made on prior Payment Dates in reduction of the  Uncertificated  Principal Balance of REMIC II
Regular   Interest  SB-PO  pursuant  to  the  provisions  of  Section  5.02(g)  of  the  Trust
Agreement.  As of any Payment Date with respect to any Class R Certificate, $0.

               Certificate  Rate:  With  respect  to the Class SB-I  Certificates  or REMIC II
Regular  Interest  SB-IO  and any  Payment  Date,  a rate per  annum  equal to the  percentage equivalent  of a  fraction,  the  numerator  of  which  is the sum of the  amounts  calculated pursuant to clauses (i) through  (iv) below,  and the  denominator  of which is the  aggregate
Uncertificated   Principal  Balance  of  the  REMIC  I  Regular  Interests.  For  purposes  of calculating  the  Certificate  Rate for the  Class  SB-I  Certificates  or  REMIC  II  Regular
Interest SB-IO, the numerator is equal to the sum of the following components:

               (i)    the REMIC I Remittance  Rate for REMIC I Regular  Interest LT1 minus the
               Loan Group I SB-IO  Marker  Rate,  applied to a  notional  amount  equal to the
               Uncertificated Principal Balance of REMIC I Regular Interest LT1;

               (ii)   the REMIC I Remittance  Rate for REMIC I Regular  Interest LT2 minus the
               Loan Group I SB-IO  Marker  Rate,  applied to a  notional  amount  equal to the
               Uncertificated Principal Balance of REMIC I Regular Interest LT2; and

               (iii)  the  REMIC I  Remittance  Rate for REMIC I  Regular  Interest  LT4 minus twice the Loan Group I SB-IO  Marker Rate,  applied to a notional  amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT4.

               Certificate  Register:  The register maintained by the Certificate Registrar in which the  Certificate  Registrar shall provide for the  registration  of Certificates  and of transfers and exchanges of Certificates.

               Certificate  Registrar:  Initially,  the Indenture Trustee,  in its capacity as
Certificate Registrar.

               Certificateholder:  The Person in whose name a  Certificate  is  registered  in the Certificate  Register  except that, any Certificate  registered in the name of the Issuer, the Owner  Trustee or the  Indenture  Trustee or any  Affiliate of any of them shall be deemed not to be  outstanding  and the registered  holder will not be considered a  Certificateholder or a holder for  purposes of giving any request,  demand,  authorization,  direction,  notice, consent or waiver under the Indenture or the Trust  Agreement  provided  that, in  determining whether the  Indenture  Trustee or the Owner  Trustee  shall be  protected in relying upon any such request, demand,  authorization,  direction, notice, consent or waiver, only Certificates that  the  Indenture  Trustee  or  the  Owner  Trustee  knows  to  be  so  owned  shall  be so disregarded.  Owners of  Certificates  that have been pledged in good faith may be regarded as
Holders if the pledgee  establishes to the satisfaction of the Indenture  Trustee or the Owner
Trustee,  as the case may be, the pledgee's right so to act with respect to such  Certificates and that the  pledgee  is not the  Issuer,  any other  obligor  upon the  Certificates  or any
Affiliate of any of the foregoing Persons.

               Certificates:  The Group I Certificates and the Group II Certificates.

               Class:  Collectively,  all  of the  Notes  or  Certificates  bearing  the  same designation.

               Class A-I-1 Notes: The Class A-I-1 Home Equity  Loan-Backed Term Notes,  Series
2005-HSA1, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-2 Notes: The Class A-I-2 Home Equity  Loan-Backed Term Notes,  Series
2005-HSA1, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-3 Notes: The Class A-I-3 Home Equity  Loan-Backed Term Notes,  Series
2005-HSA1, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-4 Notes: The Class A-I-4 Home Equity  Loan-Backed Term Notes,  Series
2005-HSA1, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-5 Lockout  Distribution Amount: With respect to any Payment Date, the product of (a) the Class A-I-5  Lockout  Percentage  for that  Payment  Date and (b) the Class
A-I-5 Pro Rata  Distribution  Amount for that Payment  Date. In no event shall the Class A-I-5
Lockout  Distribution  Amount for a Payment  Date  exceed the Class I  Principal  Distribution
Amount or the  Security  Balance of the Class A-I-5 Notes  immediately  prior to that  Payment
Date.

               Class A-I-5  Lockout  Percentage:  With  respect  to  each  Payment  Date,  the applicable percentage set forth below:

                                                                       CLASS A-I-5
                             PAYMENT DATES                          LOCKOUT PERCENTAGE
        January 2006 through and including December 2008........              0%
        January 2009 through and including December 2010........             45%
        January 2011 through and including December 2011........             80%
        January 2012 through and including December 2012........            100%
        January 2013 and thereafter.............................            300%

----------------------------------------------------------------------------------------------
               Class A-I-5 Notes: The Class A-I-5 Home Equity  Loan-Backed Term Notes,  Series
2005-HSA1, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-5 Pro Rata Distribution  Amount: With respect to any Payment Date, an amount  equal to the  product  of (a) a  fraction,  the  numerator  of  which is the  Security
Balance of the Class A-I-5  Notes  immediately  prior to that Payment Date and the denominator of which is the  aggregate  Security  Balance of the Class I Notes  immediately  prior to that payment date and (b) the Class I Principal Distribution Amount.

               Class A-II Notes:  The Class A-II Home Equity  Loan-Backed  Term Notes,  Series
2005-HSA1, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class I Notes:  The Class A-I-1 Notes,  the Class A-I-2 Notes,  the Class A-I-3
Notes, the Class A-I-4 Notes and the Class A-I-5 Notes.

               Class I Principal  Distribution  Amount:  With respect to any Payment Date, the aggregate  amount of  principal  paid on the Class I Notes on such  Payment  Date  pursuant to clauses (ii), (iii) and (vi) of Section 3.05(a)(I) of the Indenture.

               Class LT  Principal  Reduction  Amounts:  For any Payment Date,  the amounts by which the  Uncertificated  Principal Balances of the REMIC I Regular Interests will be reduced on  such  Payment  Date  by the  allocation  of  REMIC  I  Liquidation  Loss  Amounts  and the
distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 =   the Uncertificated Principal Balance of REMIC I Regular Interest LT1 after the allocation of REMIC I Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y2 =   the Uncertificated Principal Balance of REMIC I Regular Interest LT2 after the allocation of REMIC I Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y3 =   the Uncertificated Principal Balance of REMIC I Regular Interest LT3 after the allocation of REMIC I Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y4 =   the Uncertificated Principal Balance of REMIC I Regular Interest LT4 after the allocation of REMIC I Liquidation Loss Amounts and making of distributions on the prior Payment Date (note:  Y4 = Y3 ).

        (DELTA)Y1 =   the Class LT1 Principal Reduction Amount.

        (DELTA)Y2 =   the Class LT2 Principal Reduction Amount.

        (DELTA)Y3 =   the Class LT3 Principal Reduction Amount.

        (DELTA)Y4 =   the Class LT4 Principal Reduction Amount.

        P0 =   the aggregate Uncertificated Principal Balance of the REMIC I Regular
               Interests after distributions and the allocation of REMIC I Liquidation Loss
               Amounts on the prior Payment Date.

            =  the aggregate principal balance of the Group I Loans after giving effect to principal payments distributed and Liquidation Loss Amounts allocated on the prior Payment Date.

        P1 =   the aggregate Uncertificated Principal Balance of the REMIC I Regular
               Interests after distributions and the allocation of REMIC I Liquidation Loss
               Amounts to be made on such Payment Date.

            =  the aggregate principal balance of the Group I Loans after giving effect to principal payments distributed and Liquidation Loss Amounts allocated on such
               Payment Date.

        (DELTA)P =    P0 - P1 = the aggregate of the Class LT1, Class LT2, Class LT3 and
               Class LT4, Principal Reduction Amounts.

              =the sum of (I) the aggregate of the Liquidation Loss Amounts attributable to the Group I Loans for such Payment Date and allocated to principal by the definition of REMIC I Liquidation Loss Amounts, (II) the portion of Principal
               Collections for such Payment Date attributable to the Group I Loans and (III)
               the principal portion of amounts advanced for such Payment Date in respect of the Group I Loans.

        R0 =   the Group I Net WAC Rate (stated as a monthly rate) for the Group I Loans after giving effect to amounts distributed and Liquidation Loss Amounts allocated on the prior Payment Date.

        R1 =   the Group I Net WAC Rate (stated as a monthly rate) for the Group I Loans after giving effect to amounts to be distributed and Liquidation Loss Amounts to be allocated on such Payment Date.

        (alpha)=      (Y2 + Y3)/P0.  The initial value of (alpha) on the Closing Date for use on the first Payment Date shall be 0.0001.

        (gamma)0 =    the interest accruing on the Class I Notes in respect of the Interest
               Period related to such Payment Date (without reduction by the interest portion of Liquidation Loss Amounts, Prepayment Interest Shortfalls or Relief Act
               Shortfalls allocated to such Notes).

        (gamma)1 =    the interest accruing on the Class I Notes  in respect of the Interest
               Period related to the next succeeding Payment Date (without reduction by the interest portion of Liquidation Loss Amounts, Prepayment Interest Shortfalls
               or Relief Act Shortfalls allocated to such Notes).

Then, based on the foregoing definitions:

        (DELTA)Y1 =   (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4;

        (DELTA)Y2 =   ((alpha)/2){((gamma) 0R1 - (gamma)1R0)/R0R1};

        (DELTA)Y3 =   (alpha)(DELTA)P - (DELTA)Y2; and

        (DELTA)Y4 =   (DELTA)Y3

        if both (DELTA)Y2 and (DELTA)Y3, as so determined, are non-negative numbers.
Otherwise:

        (1)    If (DELTA)Y2, as so determined, is negative, then

        (DELTA)Y2 = 0;

        (DELTA)Y2 = a{ a0R1P1 - a1R0P0}/{2R1R0P1 -  a1R0};

        (DELTA)Y4 = (DELTA)Y3; and

        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

        (2)    If (DELTA)Y3, as so determined, is negative, then

        (DELTA)Y3 = 0;

        (DELTA)Y2 = {(alpha)(2)P0((gamma)0R1 - (gamma)1R0)} -
               2(alpha)(DELTA)PY2R1R0}/(2(alpha)Y2R1R0- 2(alpha)(DELTA)PR1R0 +
               (alpha)((gamma)0R1 - (gamma)1R0)};

        (DELTA)Y4 = (DELTA)Y3; and

        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

               Class II Notes:  The Class A-II Notes and the Variable Funding Notes.

               Class  Principal  Balance:  For  each  Class of  Notes,  the  initial  Security
Balance  thereof  as reduced on each  successive  Payment  Date by  principal  distributed  in respect thereof on such Payment Date pursuant to Section 3.05 of the Indenture.

               Class  R  Certificates:   The  Class  R-I   Certificates  and  the  Class  R-II
Certificates,  each  as  substantially  in the  form  set  forth  in  Exhibit  I to the  Trust
Agreement.

               Class  SB  Certificates:  The  Class  SB-I  Certificates  and the  Class  SB-II
Certificates.

               Class SB-I Certificates:  The Class SB-I Home Equity Loan-Backed  Certificates,
Series 2005-HSA1, substantially in the form of Exhibit A to the Trust Agreement.

               Class   SB-II   Certificates:   The  Class   SB-II  Home   Equity   Loan-Backed
Certificates,  Series  2005-HSA1,  substantially  in  the  form  of  Exhibit  A to  the  Trust
Agreement.

               Class SB-I  Distribution  Amount:  On any Payment Date,  the sum of the amounts deemed  distributed  in respect  of REMIC II Regular  Interests  SB-IO and SB-PO  pursuant  to
Sections  5.01(f) and (g) of the Trust  Agreement  reduced by the amounts  required to be paid pursuant to clauses (iv) through (ix) of Section 3.05(a)(I) of the Indenture.

               Closing Date:  December 29, 2005.

               Code:  The  Internal  Revenue  Code of 1986,  as  amended,  and the  rules  and regulations promulgated thereunder.

               Collateral:  The meaning specified in the Granting Clause of the Indenture.

               Collection  Period:  With respect to any Home Equity Loan and any Payment Date, the calendar month preceding any such Payment Date.

               Combined  Loan-to-Value  Ratio:  With  respect  to any HELOC and any date,  the percentage  equivalent  of a  fraction,  the  numerator  of which is the sum of (i) the Credit
Limit and (ii) the  outstanding  principal  balance as of the date of the  origination of such
HELOC  (or  any  subsequent  date  as of  which  such  outstanding  principal  balance  may be determined  in  connection  with an increase or  decrease in the Credit  Limit,  to reduce the amount of  primary  insurance  for such  HELOC or to  approve a  subordinate  lien) and of all other  mortgage  loans,  if any, that are secured by liens on the Mortgaged  Property that are senior or subordinate to the Mortgage and the  denominator of which is the Appraised  Value of the  related  Mortgaged  Property.  With  respect  to any  HEL and any  date,  the  percentage equivalent  of a fraction,  the  numerator  of which is the sum of (i) the  initial  principal balance of such HEL and (ii) the outstanding  principal  balance as of the date of origination of such  HEL,  and of all other  mortgage  loans,  if any,  that are  secured  by liens on the
Mortgaged  Property  that are senior or  subordinate  to the Mortgage and the  denominator  of which is the Appraised Value of the related Mortgaged Property.

               Commission:  The Securities and Exchange Commission.

               Corporate  Trust  Office:  With respect to the Indenture  Trustee,  Certificate
Registrar,  Certificate  Paying Agent and Paying Agent,  the principal  corporate trust office of the  Indenture  Trustee and Note  Registrar at which at any  particular  time its corporate trust  business  shall be  administered,  which  office at the date of the  execution  of this instrument is located at 4 New York Plaza,  6th Floor,  New York,  New York 10004,  Attention:
Worldwide  Securities  Services/Structured  Finance Services.  For purposes of Section 4.15 of the Indenture,  however,  such term shall mean the Indenture  Trustee's agent, Chase Manhattan
Trust  Company,   National   Association,   located  at  1650  Market   Street,   Suite  5210,
Philadelphia,  Pennsylvania  19103,  or such  other  office  as the  Indenture  Trustee  shall designate.  With respect to the Owner  Trustee,  the principal  corporate  trust office of the
Owner  Trustee  at  which  at any  particular  time  its  corporate  trust  business  shall be administered,  which office at the date of the  execution  of this Trust  Agreement is located at Rodney Square North,  1100 North Market  Street,  Wilmington,  Delaware  19890,  Attention:
Corporate Trust Administration.

               Credit  Enhancer:  Financial  Guaranty  Insurance  Company,  or  any  successor thereto.

               Credit  Enhancer  Default:  If the  Credit  Enhancer  fails  to make a  payment required under the Group I Policy or the Group II Policy in accordance with its terms.

               Credit  Limit:  With respect to any HELOC,  the maximum Loan Balance  permitted under the terms of the related Loan Agreement.

               Credit Limit Increase:  As defined in Section 3.01 of the Servicing Agreement.

               Credit  Repository:  Equifax,  Transunion and Experian,  or their successors in interest.

               Credit Score:  With respect to any Home Equity Loan, the numerical  designation obtained from credit reports  provided by any credit reporting  organization  used to assess a borrower's  credit-worthiness  and the  relative  degree of risk a  borrower  represents  to a lender, as determined in accordance with the applicable underwriting criteria.

               Curtailment:  Any  Principal  Prepayment  made by a  Mortgagor  which  is not a
Principal Prepayment in full.

               Custodial  Account:  The account or  accounts  created  and  maintained  by the
Master Servicer  pursuant to Section 3.02(b) of the Servicing  Agreement,  in which the Master
Servicer  shall  deposit  or cause to be  deposited  certain  amounts  in  respect of the Home
Equity Loans.

               Custodial  Agreement:   Any  Custodial  Agreement  among  the  Custodian,   the
Indenture  Trustee,  the Issuer and the Master  Servicer  relating  to the custody of the Home
Equity Loans and the Related Documents.

               Custodian:  Wells Fargo Bank,  National  Association,  and its  successors  and assigns.

               Cut-off Date:  December 1, 2005.

               Cut-off Date Loan  Balance:  With  respect to any Home Equity Loan,  the unpaid principal  balance  thereof as of the close of business  on the last day of the Billing  Cycle immediately prior to the Cut-off Date.

               Debt  Service  Reduction:  With respect to any Home Equity Loan, a reduction in the  scheduled  payment for such Home Equity Loan by a court of  competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code that becomes final and  non-appealable,  except such a reduction  constituting  a Deficient  Valuation or any  reduction  that results in a permanent forgiveness of principal.

               Default:  Any  occurrence  which is or with notice or the lapse of time or both would become an Event of Default.

               Deficiency  Amount:  (a) with  respect  to the  Class I Notes  and any  Payment
Date,  the sum of (i) the excess,  if any,  of (A) the  Interest  Distribution  Amount for the
Class I Notes on such  Payment  Date over (B) the  amount on deposit  in the  Payment  Account available  for  interest  distributions  on the Class I Notes on such Payment  Date,  (ii) any
Liquidation  Loss  Amount  with  respect to the Group I Loans for such  Payment  Date,  to the extent  not  included  in the  Deficiency  Amount  payable  pursuant  to  clause  (i) of  this definition,  distributed as part of the Liquidation Loss  Distribution  Amount for the Class I
Notes or  covered by a  reduction  of the Group I  Overcollateralization  Amount and (iii) the
Guaranteed Payment Amount, if applicable; and

               (b) with  respect to the Class II Notes and any  Payment  Date,  the sum of (i)
the excess,  if any, of (A) the  Interest  Distribution  Amount for the Class II Notes on such
Payment  Date over (B) the amount on deposit in the Payment  Account  available  for  interest distributions  on the Class II Notes on such Payment Date,  (ii) any  Liquidation  Loss Amount with  respect to the Group II Loans for such Payment  Date,  to the extent not included in the
Deficiency  Amount payable pursuant to clause (i) of this  definition,  distributed as part of the Liquidation Loss  Distribution  Amount for the Class II Notes or covered by a reduction of the Group II  Overcollateralization  Amount  and  (iii)  the  Guaranteed  Payment  Amount,  if
applicable.

               Deficient  Valuation:  With  respect to any Home Equity  Loan, a valuation by a court of  competent  jurisdiction  of the  Mortgaged  Property in an amount less than the then outstanding  indebtedness  under the Home  Equity  Loan and any senior  lien on the  Mortgaged
Property,  or any  reduction  in the amount of  principal  to be paid in  connection  with any scheduled  payment that constitutes a permanent  forgiveness of principal,  which valuation or reduction  results  from a  proceeding  under  the  Bankruptcy  Code  that  becomes  final and non-appealable.

               Definitive Notes:  The meaning specified in Section 4.06 of the Indenture.

               Deleted  Loan: A Home Equity Loan  replaced or to be replaced  with an Eligible
Substitute Loan.

               Delinquent:  As used herein,  a Home Equity Loan is considered to be: "30 to 59 days" or "30 or more days"  delinquent  when a payment due on any due date  remains  unpaid as of the close of business on the next following  monthly due date.  Since the  determination as to  whether  a Home  Equity  Loan  falls  into  these  categories  is made as of the  close of business  on the last  business  day of each  month,  a Home Equity Loan with a payment due on
July 1 that  remained  unpaid as of the close of business on July 31 would still be considered current  as of July 31.  If that  payment  remained  unpaid  as of the  close of  business  on
August 31, the Home Equity Loan would then be considered  30-59 days  delinquent.  Delinquency information  as of the Cut-off Date is determined  and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

               Depositor:  Residential  Funding  Mortgage  Securities  II,  Inc.,  a  Delaware
corporation, or its successor in interest.

               Depository or Depository  Agency:  The Depository  Trust Company or a successor appointed by the Indenture  Trustee with the approval of the  Depositor.  Any successor to the
Depository  shall be an  organization  registered as a "clearing  agency"  pursuant to Section
17A of the  Exchange  Act  and the  regulations  of the  Securities  and  Exchange  Commission thereunder.

               Depository  Participant:  A Person for whom,  from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

               Derivative  Contract:  Any ISDA  Master  Agreement,  together  with the related
Schedule and  Confirmation,  entered into by the Owner  Trustee and a Derivative  Counterparty in accordance with Section 5.07 of the Trust Agreement.

               Derivative   Counterparty:   Any  counterparty  to  a  Derivative  Contract  as
provided in Section 5.07 of the Trust Agreement.

               Determination  Date:  With  respect to any  Payment  Date,  the 20th day of the month in which  such  Payment  Date  occurs  or if such day is not a  Business  Day,  the next succeeding Business Day.

               Disqualified   Organization:   Any  organization  defined  as  a  "disqualified
organization"  under Section  860E(e)(5) of the Code,  and if not otherwise  included,  any of the  following:  (i) the  United  States,  any State or  political  subdivision  thereof,  any possession  of the United  States,  or any agency or  instrumentality  of any of the foregoing
(other than an  instrumentality  which is a corporation  if all of its  activities are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors is not selected by such governmental unit), (ii) a foreign  government,  any international  organization,  or any agency  or  instrumentality  of any of the  foregoing,  (iii)  any  organization  (other  than certain farmers'  cooperatives  described in Section 521 of the Code) which is exempt from the tax  imposed by Chapter 1 of the Code  (including  the tax  imposed by Section 511 of the Code on  unrelated  business  taxable  income),  (iv) rural  electric  and  telephone  cooperatives described in Section  1381(a)(2)(C)  of the Code,  (v) any "electing  large  partnership,"  as defined in Section  775(a) of the Code and (vi) any other  Person so  designated  by the Owner
Trustee  based upon an  Opinion of Counsel  that the  holding of an  Ownership  Interest  in a
Class R  Certificate  by such  Person  may  cause the Trust  Estate  or any  Person  having an
Ownership  Interest in any Class of Notes or Certificates  (other than such Person) to incur a liability  for any federal tax imposed  under the Code that would not otherwise be imposed but for the  Transfer  of an  Ownership  Interest in a Class R  Certificate  to such  Person.  The terms "United States",  "State" and "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

               Draw:  With respect to any HELOC,  a borrowing by the related  Mortgagor  under the related Loan Agreement.

               Draw Period:  With respect to each HELOC,  the period  consisting of either the first five,  ten or fifteen years after the date of  origination  of such HELOC,  during which the related Mortgagor is permitted to make Draws.

               Due  Date:  With  respect  to any Home  Equity  Loan,  the day of the month the
Minimum Monthly  Payment or fixed monthly payment is due as set forth in the related  Mortgage
Note.

               Eligible  Account:  An account  that is any of the  following:  (i)  maintained with a depository  institution  the  short-term  debt  obligations of which have been rated by each Rating Agency in its highest rating  category  available,  or (ii) an account or accounts in a  depository  institution  in  which  such  accounts  are  fully  insured  to  the  limits established  by the FDIC,  provided  that any  deposits  not so insured  shall,  to the extent acceptable  to each Rating  Agency,  as  evidenced  in writing,  be  maintained  such that (as evidenced  by an  Opinion  of Counsel  delivered  to the  Indenture  Trustee  and each  Rating
Agency) the  Indenture  Trustee  have a claim with  respect to the funds in such  account or a perfected  first  security  interest  against  any  collateral  (which  shall  be  limited  to
Permitted  Investments)  securing  such  funds  that  is  superior  to  claims  of  any  other depositors or creditors of the depository  institution  with which such account is maintained, or (iii)  in the  case of the  Custodial  Account,  either  (A) a trust  account  or  accounts maintained at the  corporate  trust  department of the Indenture  Trustee or (B) an account or accounts  maintained at the corporate trust  department of the Indenture  Trustee,  as long as its short  term debt  obligations  are rated P-1 by Moody's  and A-1 by  Standard & Poor's (or the  equivalent) or better by each Rating Agency and its long term debt  obligations are rated
A by Standard & Poor's (or the  equivalent)  or better by each Rating  Agency,  or (iv) in the case  of the  Custodial  Account  and  the  Payment  Account,  a  trust  account  or  accounts maintained in the corporate  trust  division of the  Indenture  Trustee,  or (v) an account or accounts of a  depository  institution  acceptable  to each  Rating  Agency (as  evidenced  in writing by each Rating  Agency that use of any such  account as the  Custodial  Account or the
Payment  Account will not reduce the rating  assigned to any of the  Securities by such Rating
Agency  (if  determined  without  regard to the  Policy)  below the lower of the  then-current rating  or the  rating  assigned  to such  Securities  (if  determined  without  regard to the
Policy) as of the Closing Date by such Rating Agency).

               Eligible  Substitute  Loan: A Home Equity Loan  substituted by the Seller for a
Deleted  Loan which must,  on the date of such  substitution,  as  confirmed  in an  Officer's
Certificate  delivered to the Indenture  Trustee,  (i) have an outstanding  principal balance, after  deduction  of the  principal  portion  of the  monthly  payment  due  in the  month  of substitution  (or in the  case of a  substitution  of more  than one  Home  Equity  Loan for a
Deleted Home Equity Loan, an aggregate outstanding  principal balance,  after such deduction), not in excess of the  outstanding  principal  balance of the  Deleted  Loan (the amount of any shortfall  to  be  deposited  by  the  Seller  in  the  Custodial  Account  in  the  month  of substitution);  (ii) comply with each  representation and warranty set forth in Section 3.1(b)
of the  Purchase  Agreement  (other  than  clauses  (xiv),  (xvi),  (xvii),  (xxvi),  (xxvii),
(xxviii),  (xxx)(B) and (xxxi)  thereof),  if such Deleted Loan is a Group I Loan,  or Section
3.1(c) (other than clauses (xiii), (xxiv)(B),  (xxv)(B),  (xxvi), (xxvii), (xxxiv) and (xxxvi)
thereof),  if such  Deleted  Loan is a Group II Loan,  as of the date of  substitution;  (iii)
have a Loan Rate,  Net Loan Rate and Gross Margin (if  applicable)  no lower than and not more than 1% per annum higher than the Loan Rate,  Net Loan Rate and Gross Margin (if  applicable), respectively,  of the  Deleted  Loan as of the  date of  substitution;  (iv)  have a  Combined
Loan-to-Value  Ratio at the time of  substitution  no higher than that of the Deleted  Loan at the time of  substitution;  (v) have a remaining term to stated maturity not greater than (and not more than one year less  than)  that of the  Deleted  Loan and (vi) not be 30 days or more delinquent.

               ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

               Event of  Default:  With  respect to the  Indenture,  any one of the  following events  (whatever  the reason for such Event of Default and whether it shall be  voluntary  or involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i)    a  default  in the  payment  of any  interest  on any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

               (ii)   a default in the payment of the principal of or any  installment  of the principal of any Note when the same becomes due and  payable,  and such default  shall continue for a period of five days; or

               (iii)  there occurs a default in the  observance or performance of any covenant or agreement of the Issuer made in the Indenture,  or any  representation  or warranty of the Issuer made in the Indenture or in any  certificate or other writing  delivered pursuant  hereto or in  connection  herewith  proving  to have been  incorrect  in any material  respect  as of the time  when the same  shall  have  been  made  which has a material adverse effect on  Securityholders  or the Credit Enhancer,  and such default shall continue or not be cured,  or the  circumstance or condition in respect of which such  representation  or warranty  was  incorrect  shall not have been  eliminated  or otherwise  cured,  for a period of 30 days  after  there  shall  have been  given,  by registered or certified mail, to the Issuer by the Indenture  Trustee or to the Issuer
        and the Indenture  Trustee by the Holders of at least 25% of the outstanding  Security
        Balance of the Notes or the Credit Enhancer,  a written notice specifying such default or incorrect  representation  or warranty and  requiring it to be remedied and stating that such notice is a notice of default hereunder; or

               (iv)   there  occurs  the  filing of a decree  or order  for  relief by a court having  jurisdiction in the premises in respect of the Issuer or any substantial  part of the Trust  Estate in an  involuntary  case  under any  applicable  federal or state bankruptcy,  insolvency or other similar law now or hereafter in effect, or appointing
        a  receiver,  liquidator,   assignee,  custodian,  trustee,  sequestrator  or  similar official of the Issuer or for any  substantial  part of the Trust Estate,  or ordering the winding-up or liquidation of the Issuer's affairs,  and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (v)    there occurs the  commencement  by the Issuer of a voluntary  case under any  applicable  federal or state  bankruptcy,  insolvency or other similar law now or hereafter in effect,  or the consent by the Issuer to the entry of an order for relief in an  involuntary  case  under  any such law,  or the  consent  by the  Issuer to the appointment  or taking  possession  by a receiver,  liquidator,  assignee,  custodian, trustee,  sequestrator or similar  official of the Issuer or for any substantial  part of the  assets of the  Trust  Estate,  or the  making  by the  Issuer  of any  general assignment  for the benefit of  creditors,  or the failure by the Issuer  generally to pay its debts as such debts  become  due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

               Event of  Liquidation:  Following  the  occurrence of an Event of Default under the Indenture,  the determination by the Indenture  Trustee,  as evidenced by a written notice provided to the Owner  Trustee,  the Depositor and the Credit  Enhancer,  that all  conditions precedent  to the sale or  liquidation  of the Trust  Estate  pursuant to Section  5.04 of the
Indenture have been satisfied.

               Event of Servicer  Termination:  With  respect to the  Servicing  Agreement,  a
Servicing Default as defined in Section 7.01 of the Servicing Agreement.

               Exchange Act: The  Securities  Exchange Act of 1934, as amended,  and the rules and regulations promulgated thereunder.

               Excluded  Amount:  For  any  Payment  Date on or  after  the  occurrence  of an
Amortization  Event,  the portion of the balance  with respect to each HELOC  attributable  to all Draws not transferred to the Trust,  and the portion of the Principal  Collections  (other than Net Liquidation  Proceeds to the extent that the Excluded Amount of Liquidation  Proceeds is not  included  in Net  Liquidation  Proceeds)  and  Interest  Collections  thereon for each
Collection  Period  allocated to such Excluded Amount based on a pro rata  allocation  between the related  Excluded  Amount and the Loan Balance in  proportion  to the  respective  amounts outstanding as of the end of the calendar month preceding such Collection Period.

               Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

               Fannie Mae: Fannie Mae, formerly the Federal National Mortgage Association,  or any successor thereto.

               FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

               Final  Scheduled  Payment  Date:  With respect to the Class A-I-1 Notes and the
Class A-I-2  Notes,  the  Payment  Date in  September  2020,  with  respect to the Class A-I-3
Notes,  the Payment  Date in September  2023,  with respect to the Class A-I-4 Notes and Class
A-I-5  Notes,  the Payment Date in December  2035 and with respect to the Class II Notes,  the
Payment Date in December 2035.

               Foreclosure  Profit:  With  respect  to a  Liquidated  Home  Equity  Loan,  the amount,  if any,  by which  (i) the  aggregate  of  Liquidation  Proceeds  net of  Liquidation
Expenses  exceeds (ii) the related Loan Balance (plus accrued and unpaid  interest  thereon at the  applicable  Loan Rate from the date interest was last paid through the date of receipt of the final  Liquidation  Proceeds) of such Liquidated Home Equity Loan immediately prior to the final recovery of its Liquidation Proceeds.

               Freddie   Mac:   Freddie  Mac,   formerly   the  Federal  Home  Loan   Mortgage
Corporation, or any successor thereto.

               Grant: Pledge,  bargain,  sell, warrant,  alienate,  remise,  release,  convey, assign,  transfer,  create,  and grant a lien  upon and a  security  interest  in and right of set-off  against,  deposit,  set over and confirm  pursuant to the  Indenture.  A Grant of the
Collateral  or of any other  agreement  or  instrument  shall  include all rights,  powers and options  (but  none of the  obligations)  of the  granting  party  thereunder,  including  the immediate and continuing right to claim for,  collect,  receive and give receipt for principal and interest  payments in respect of such  collateral or other agreement or instrument and all other moneys payable  thereunder,  to give and receive  notices and other  communications,  to make waivers or other  agreements,  to exercise all rights and options,  to bring  proceedings in the name of the granting  party or  otherwise,  and  generally  to do and receive  anything that the  granting  party is or may be entitled to do or receive  thereunder  or with  respect thereto.

               Gross  Margin:  With  respect to any  HELOC,  the  percentage  set forth as the
"Margin" for such HELOC on the Home Equity Loan Schedule.

               Group I Certificates:  The Class SB-I Certificates,  the Class R-I Certificates
and Class R-II Certificates.

               Group I Credit  Enhancer  Premium  Rate:  The Premium  Rate as specified in the
Insurance Agreement with respect to the Group I Policy.

               Group I  Delinquency  Percentage:  With  respect to any  Payment  Date and Loan
Group I, the  percentage  equivalent  of a  fraction  (A) the  numerator  of which is the Loan
Balance of Group I Loans that are  Delinquent  for 60 days or more as of such Payment Date and
(B) the  denominator  of which is the Pool Balance of Loan Group I as of the  beginning of the related Collection Period, expressed as a percentage.

               Group I Excess  Spread:  With  respect to any Payment Date and Loan Group I and without  taking  into  account  any Group I Insured  Payment for such  Payment  Date,  the P&I
Collections on the Group I Loans remaining  after the application of clauses (i), (ii),  (iv),
(v) and (vii) of Section 3.05(a)(I) of the Indenture.

               Group I Loans:  The HELs in Loan Group I.

               Group I Insured Payment: The Insured Payment as defined in the Group I Policy.

               Group I Net WAC Cap Shortfall:  With respect to each Class of Class I Notes, on any  Payment  Date an amount by which  interest  that would have  accrued on such Notes at the applicable Note Rate during the related  Interest  Period (without  application of the Group I
Net WAC Rate) exceeds interest accrued thereon at the Group I Net WAC Rate.

               Group I Net WAC Rate:  With respect to any Payment Date, a per annum rate equal to the  weighted  average  of the Net  Loan  Rates  of the  Group I Loans  applicable  for the related  Collection  Period.  With respect to the Class A-I-1 Notes,  the Group I Net WAC Rate is further  adjusted by multiplying  the Group I Net WAC Rate by a fraction,  the numerator of which  is 30 and the  denominator  of  which  is the  actual  number  of  days in the  related
Interest Period.

               Group I  Overcollateralization  Amount:  With respect to the Class I Notes, and any Payment  Date,  the amount by which the Pool  Balance of the Group I Loans after  applying payments received in the related  Collection Period exceeds the aggregate  Security Balance of the Class I Notes on such Payment Date (after  application of Principal  Collections  for such date and any payments in respect to  Liquidation  Loss  Amounts).  On each Payment  Date,  the
Group I  Overcollateralization  Amount  available  to cover  Liquidation  Loss Amounts on such
Payment  Date,  if any,  shall be deemed to be reduced by an amount  equal to any  Liquidation
Loss  Amounts  for such  Payment  Date on the Group I Loans,  except to the  extent  that such
Liquidation  Loss Amounts were covered on such Payment Date by P&I  Collections on the Group I
Loans pursuant to Section 3.05(a)(I) of the Indenture.

               Group I Overcollateralization  Floor: An amount equal to 0.50% of the aggregate
Cut-off Date Loan Balances of the Group I Loans.

               Group I  Overcollateralization  Increase  Amount:  With  respect to any Payment
Date and the Class I Notes an amount equal to the lesser of (i) P&I  Collections  on the Group
I Loans  remaining after  application of clauses (i) through (v) of Section  3.05(a)(I) of the
Indenture  and (ii) the  excess,  if any,  of (x) the Group I  Required  Overcollateralization
Amount  for that  Payment  Date over (y) the  Group I  Overcollateralization  Amount  for that
Payment Date.

               Group I Policy:  The financial guaranty insurance policy provided by the Credit
Enhancer, dated as of December 29, 2005, with respect to the Class I Notes.

               Group I Required  Overcollateralization Amount: (i) With respect to any Payment
Date prior to the Group I Stepdown  Date,  an amount equal to 4.25% of the  aggregate  Cut-off
Date Loan Balances of the Group I Loans.

               (ii) With  respect to any Payment  Date on or after the Group I Stepdown  Date, the  lesser of (a) the  initial  Group I  Required  Overcollateralization  Amount  and (b) the
greater of (x) 8.50% of the Pool  Balance of the Group I Loans after  application  of Interest
Collections and Principal  Collections  received during the related  Collection Period and (y)
the Group I Overcollateralization Floor.

               (iii)  Notwithstanding  clause (ii) above,  if on any Payment  Date on or after the Group I Stepdown  Date,  a Trigger  Event is in effect  (the "Group I Freeze  Date"),  the
Group I  Required  Overcollateralization  Amount  shall be no less than the  Group I  Required
Overcollateralization  Amount for the previous  Payment  Date;  provided,  however,  if on the
Group I Freeze  Date or any  Payment  Date  thereafter,  other  than a date on which a Trigger
Event is in effect as a result of the Group I Rolling  Three Month  Delinquency  Percentage as
provided  in clause (iv) of the  definition  of  "Trigger  Event,"  the Group I Rolling  Three
Month  Liquidation  Loss  Amount  Coverage  Test is  satisfied,  then  the  Group  I  Required
Overcollateralization Amount will be the amount specified in clause (ii) above.

               The Group I  Required  Overcollateralization  Amount  may be  reduced  with the prior written  consent of the Credit  Enhancer,  but without the consent of the Holders of the
Notes so long as written  confirmation  is obtained from each Rating Agency that the reduction will not reduce the rating  assigned  to any Class of Notes by that  rating  agency  below the lower of the  then-current  rating or the rating  assigned  to those  Notes as of the  Closing
Date by that Rating Agency without taking into account the Group I Policy.

               Group I  Rolling  Three  Month  Delinquency  Percentage:  With  respect  to any
Payment  Date  and the  Group I Loans,  the  arithmetic  average  of the  Group I  Delinquency
Percentages  determined  for  such  Payment  Date and for  each of the two  preceding  Payment
Dates.

               Group I Rolling  Three  Month  Liquidation  Loss  Amount  Coverage  Test:  With
respect to any  Payment  Date and Loan Group I, the Group I Rolling  Three  Month  Liquidation
Loss Amount  Coverage Test shall be satisfied if (i) the  aggregate  Group I Excess Spread for such  Payment  Date  and the two  preceding  Payment  Dates  divided  by  (ii)  the  aggregate
Liquidation  Loss  Amounts for the Group I Loans as of the last day of the related  Collection
Period and as of the last day of the related  Collection  Period for the two preceding Payment
Dates is an amount equal to 2 or more.

               Group I  Stepdown  Date:  The  later to occur of (x) the  Payment  Date in July
2008 and (y) the  Payment  Date on which  the Pool  Balance  of the Group I Loans is less than
50% of the  aggregate  Cut-off  Date  Loan  Balances  of the  Group I  Loans,  after  applying payments received during the related Collection Period.

               Group II Certificates: The Class SB-II Certificates.

               Group II Credit  Enhancer  Premium  Rate:  The Premium  Rate (as defined in the
Insurance Agreement) with respect to the Group II Policy.

               Group II  Delinquency  Percentage:  With  respect to any Payment  Date and Loan
Group II, the  percentage  equivalent  of a fraction  (A) the  numerator  of which is the Loan
Balance  of Group II Loans that are  Delinquent  for 60 days or more as of such  Payment  Date and (B) the  denominator  of which is the Pool  Balance  of Loan  Group II, in each case as of the beginning of the related Collection Period, expressed as a percentage.

               Group II Excess  Spread:  With  respect to any  Payment  Date and Loan Group II and without  taking into account any Group II Insured  Payment for such Payment Date,  the P&I
Collections  on the  Group II Loans for such  Payment  Date  remaining  after  application  of clauses (i), (ii), (iv), (v), (vi) and (vii) of Section 3.05(a)(II) of the Indenture.

               Group II Excess  Spread  Percentage:  With respect to any Payment Date and Loan
Group II, the  percentage  equivalent  of a fraction (A) the numerator of which is the product of (1) the Group II Excess  Spread for such Payment  Date and (2) 12, and (B) the  denominator of which is the Pool Balance of Loan Group II as of the  beginning  of the related  Collection
Period, expressed as a percentage.

               Group II  Insured  Payment:  The  Insured  Payment  as  defined in the Group II
Policy.

               Group II Loans:  The HELOCs in Loan Group II.

               Group II Net WAC Cap Shortfall:  With respect to either the Class A-II Notes or the Variable  Funding  Notes,  on any Payment Date an amount by which interest that would have accrued  on such  Notes at the  applicable  Note  Rate  during  the  related  Interest  Period
(without  application of the Group II Net WAC Rate) exceeds  interest  accrued  thereon at the
Group II Net WAC Rate.

               Group II Net WAC Rate:  With  respect  to any  Payment  Date,  a per annum rate equal  to the  weighted  average  of the Net  Loan  Rates  of the  Group  II  Loans  as of the
beginning  of the related  Collection  Period,  adjusted by  multiplying  the Group II Net WAC
Rate by a fraction,  the numerator of which is 30 and the  denominator  of which is the actual number of days in the related Interest Period.

               Group II  Overcollateralization  Amount:  With  respect  to the Class II Notes, and any  Payment  Date,  the  amount by which  the Pool  Balance  of the Group II Loans  after applying  payments received in the related  Collection  Period exceeds the aggregate  Security
Balance of the Notes on such Payment Date (in each case,  after  application  of Net Principal
Collections  or Principal  Collections,  as the case may be, for such date and  acquisition by the  Trust of  Additional  Balances  on such  Payment  Date and any  payments  in  respect  of
Liquidation  Loss Amounts).  On each Payment Date, the Group II  Overcollateralization  Amount
available to cover  Liquidation  Loss Amounts on such Payment Date, if any, shall be deemed to be reduced by an amount  equal to any  Liquidation  Loss  Amounts for such Payment Date on the
Group II Loans,  except to the extent that such  Liquidation Loss Amounts were covered on such
Payment Date by P&I  Collections on the Group II Loans pursuant to Section  3.05(a)(II) of the
Indenture.

               Group  II  Overcollateralization  Floor:  An  amount  equal  to  0.50%  of  the aggregate Cut-off Date Loan Balances of the Group II Loans.

               Group II  Overcollateralization  Increase Amount:  With respect to the Class II
Notes and any  Payment  Date,  an amount  equal to the  lesser of (i) P&I  Collections  on the
Group II Loans remaining after  application of clauses (i) through (v) of Section  3.05(a)(II)
of  the   Indenture   and  (ii)  the   excess,   if  any,   of  (x)  the  Group  II   Required
Overcollateralization    Amount   for   that    Payment   Date   over   (y)   the   Group   II
Overcollateralization Amount for that Payment Date.

               Group II Policy:  The  financial  guaranty  insurance  policy  provided  by the
Credit Enhancer, dated as of December 29, 2005, with respect to the Class II Notes.

               Group II Required  Overcollateralization  Amount:  With  respect to any Payment
Date prior to the Group II Stepdown  Date,  3.35% of the aggregate  Cut-off Date Loan Balances of the Group II Loans.  With  respect to any  Payment  Date on or after the Group II  Stepdown
Date,  the lesser of (a) the initial  Group II Required  Overcollateralization  Amount and (b)
6.70% of the Pool  Balance for the Group II Loans after  application  of Interest  Collections and Principal  Collections  received  during the related  Collection  Period but not less than the Group II Overcollateralization Floor.

               The Group II  Required  Overcollateralization  Amount may be  reduced  with the prior written  consent of the Credit  Enhancer,  but without the consent of the Holders of the
Notes so long as written  confirmation  is obtained from each Rating Agency that the reduction will not reduce the rating  assigned  to any Class of Notes by that  Rating  Agency  below the lower of the  then-current  rating or the rating  assigned  to those  Notes as of the  Closing
Date by that Rating Agency without taking into account the Group II Policy.

               Group II  Rolling  Three  Month  Delinquency  Percentage:  With  respect to any
Payment  Date and the Group II  Loans,  the  arithmetic  average  of the Group II  Delinquency
Percentages  determined  for  such  Payment  Date and for  each of the two  preceding  Payment
Dates.

               Group II Rolling  Three Month  Excess  Spread  Percentage:  With respect to any
Payment  Date and the Group II Loans,  the  arithmetic  average of the Group II Excess  Spread
Percentages  determined  for  such  Payment  Date and for  each of the two  preceding  Payment
Dates.  For purposes of  calculating  the Group II Excess  Spread  Percentage  for the current
Payment Date, the Group II Required  Overcollateralization  Amount shall be determined without regard to the proviso set forth in such definition.

               Group II Stepdown  Date: The later of (a) the Payment Date in July 2008 and (b)
the  Payment  Date on which the Pool  Balance of the Group II Loans  after  applying  payments received in the  related  Collection  Period is less than 50% of the  aggregate  Cut-off  Date
Loan  Balances  of the Group II Loans;  provided  that no Trigger  Event has  occurred  and is continuing with respect to the Group II Loans.

               Guaranteed  Payment  Amount:  (a) With  respect  to the Class I Notes,  (i) the aggregate  outstanding  Security Balance of the Class A-I-1 Notes and Class A-I-2 Notes on the
Payment Date in September 2020,  after giving effect to all other  distributions  of principal on the Class  A-I-1  Notes and Class  A-I-2 Notes on such  Payment  Date,  (ii) the  aggregate outstanding  Security  Balance of the Class A-I-3 Notes on the Payment Date in September 2023,
after giving effect to all other  distributions  of principal on the Class A-I-3 Notes on such
Payment Date and (iii) the  aggregate  outstanding  Security  Balance of the Class A-I-4 Notes and Class A-I-5 Notes on the Payment Date in December  2035,  after giving effect to all other distributions  of  principal  on the Class A-I-4  Notes and Class A-I-5 Notes on such  Payment
Date; and

               (b) with  respect to the Class II Notes,  the  aggregate  outstanding  Security
Balance of the Class II Notes on the Payment Date in December  2035,  after  giving  effect to all other distributions of principal on the Class II Notes on such Payment Date.

               HEL: Each closed-end,  fixed rate home equity mortgage loan,  together with the
Related Documents, included in the Trust Estate.

               HELOC:  Each  adjustable-rate,  home  equity  revolving  line of  credit  loan, including  Additional Balances,  if any, together with the Related Documents,  included in the
Trust Estate.

               Holder:  Any of the Noteholders or Certificateholders.

               Home Equity Loans:  Collectively, the HELs and HELOCs.

               Home Equity Loan  Schedule:  The  initial  schedule of Home Equity  Loans as of the  Cut-off  Date set forth in Exhibit A of the  Servicing  Agreement,  which  schedule  sets forth  as to each  Home  Equity  Loan  (as  applicable)  (i) the  Cut-off  Date  Loan  Balance
("Principal Bal"), (ii) the Credit Limit, (iii) the Gross Margin ("Margin"),  (iv) the Maximum
Rate ("Ceiling"),  if any, (v) the lien position of the related Mortgaged  Property,  (vi) the
Depositor's  Home Equity Loan identifying  number,  (vii) the  Subservicer's  Home Equity Loan identifying  number  (viii) the city,  state and zip code of the  Mortgaged  Property,  (ix) a
code  indicating  whether  the  Mortgaged   Property  is  owner-occupied,   (x)  the  type  of
residential dwelling  constituting the Mortgaged Property,  (xi) the original number of months to maturity,  (xii) the remaining  number of months to maturity from the Cut-off Date,  (xiii)
as to any first lien Home Equity Loan, the  Loan-to-Value  Ratio at origination  and as to any second lien Home Equity Loan, the Combined  Loan-to-Value  Ratio at origination of such second lien Home Equity Loan,  (xiv) the Loan Rate in effect as of the Cut-off Date,  (xv) the stated
maturity date,  (xvi) the prior  encumbrance  principal  balance  (denoted as "Senior Lien" on the Home Equity Loan  Schedule),  if any,  (xvii) the Credit  Score,  (xviii) the  Mortgagor's debt-to-income  ratio,  (xix) a code  indicating the product type,  (xx) a code indicating the purpose of the Home Equity Loan,  (xxi) the Mortgage Note date,  (xxii) the teaser  expiration date, and (xxiii) the Appraised Value.

               Indemnified  Party:  The  meaning  specified  in  Section  7.02  of  the  Trust
Agreement.

               Indenture:  The  indenture,  dated as of the Closing Date,  between the Issuer, as debtor, and the Indenture Trustee, as indenture trustee.

               Indenture  Trustee:   JPMorgan  Chase  Bank,   National   Association  and  its
successors and assigns or any successor  indenture trustee appointed  pursuant to the terms of the Indenture.

               Independent:  When used with respect to any  specified  Person,  the Person (i)
is in fact  independent  of the  Issuer,  any other  obligor on the  Notes,  the  Seller,  the
Depositor  and any Affiliate of any of the  foregoing  Persons,  (ii) does not have any direct financial  interest or any material indirect  financial interest in the Issuer, any such other obligor,  the Seller,  the  Depositor  or any  Affiliate of any of the  foregoing  Persons and
(iii) is not connected with the Issuer,  any such other obligor,  the Seller, the Depositor or
any  Affiliate  of  any  of  the  foregoing  Persons  as  an  officer,   employee,   promoter,
underwriter, trustee, partner, director or person performing similar functions.

               Independent  Certificate:  A  certificate  or  opinion to be  delivered  to the
Indenture  Trustee under the  circumstances  described in, and otherwise  complying  with, the applicable  requirements of Section 10.01 of the Indenture,  made by an Independent  appraiser or other expert  appointed by an Issuer  Order and  approved by the  Indenture  Trustee in the exercise of reasonable  care, and such opinion or certificate  shall state that the signer has read the  definition of  "Independent"  in this  Indenture and that the signer is  Independent within the meaning thereof.

               Index:  With  respect  to any  HELOC,  the prime rate from time to time for the adjustment of the Loan Rate set forth as such on the related Loan Agreement.

               Initial  Certificates:   The  Home  Equity  Loan-Backed  Certificates,   Series
2005-HSA1,  issued on the Closing Date, each evidencing  undivided beneficial interests in the
Issuer and executed by the Owner Trustee.

               Initial Class A-I-1 Security Balance: $114,788,000.

               Initial Class A-I-2 Security Balance:   $10,530,000.

               Initial Class A-I-3 Security Balance:   $20,544,000.

               Initial Class A-I-4 Security Balance:   $13,717,000.

               Initial Class A-I-5 Security Balance:   $17,790,000.

               Initial Class A-II Security Balance:   $101,478,500.

               Initial  Security  Balance:  With respect to the Initial  Certificates,  $0.00, the Term Notes, as listed above for each Class and the Variable Funding Notes, $0.00.

               Insolvency  Event:  With  respect to a  specified  Person,  (a) the filing of a decree or order for relief by a court having  jurisdiction  in the premises in respect of such
Person or any  substantial  part of its property in an  involuntary  case under any applicable bankruptcy,  insolvency  or other  similar law now or  hereafter  in effect,  or  appointing a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator or similar  official for such Person or for any  substantial  part of its  property,  or  ordering  the  winding-up  or liquidation of such Person's  affairs,  and such decree or order shall remain  unstayed and in effect  for a period of 60  consecutive  days;  or (b) the  commencement  by such  Person of a voluntary  case  under any  applicable  bankruptcy,  insolvency  or other  similar  law now or hereafter  in effect,  or the consent by such Person to the entry of an order for relief in an involuntary  case under any such law, or the consent by such Person to the  appointment  of or taking possession by a receiver,  liquidator,  assignee,  custodian,  trustee, sequestrator or similar  official for such Person or for any substantial  part of its property,  or the making by such  Person of any general  assignment  for the  benefit of  creditors,  or the failure by such  Person  generally  to pay its debts as such debts  become due or the  admission  by such
Person in writing (as to which the  Indenture  Trustee  shall have notice) of its inability to pay its debts  generally,  or the  adoption by the Board of  Directors  or managing  member of such Person of a resolution  which  authorizes  action by such Person in furtherance of any of the foregoing.

               Insurance  Agreement:  The  Insurance  and  Indemnity  Agreement,  dated  as of
December 29, 2005,  among the Master  Servicer,  the Seller,  the Depositor,  the Issuer,  the
Indenture Trustee and the Credit Enhancer, including any amendments and supplements thereto.

               Insurance  Proceeds:  Proceeds  paid by any  insurer  (other  than  the  Credit
Enhancer)  pursuant to any insurance  policy covering a Home Equity Loan which are required to be  remitted to the Master  Servicer,  or amounts  required to be paid by the Master  Servicer pursuant to the next to last sentence of Section  3.04(a) of the Servicing  Agreement,  net of
any  component  thereof  (i)  covering  any  expenses  incurred  by or on behalf of the Master
Servicer in connection  with obtaining such proceeds,  (ii) that is applied to the restoration or repair of the related  Mortgaged  Property,  (iii)  released to the Mortgagor in accordance with the Master  Servicer's  normal  servicing  procedures  or (iv) required to be paid to any holder of a mortgage senior to such Home Equity Loan.

               Interest  Collections:  With respect to any Payment Date and the Group I Loans, the sum of all  payments  by or on behalf of  Mortgagors  and any other  amounts  constituting interest  (including  without  limitation  such  portion of principal  prepayments,  Insurance
Proceeds,  Net Liquidation  Proceeds and Repurchase  Prices as is allocable to interest on the applicable  Group I Loans) as is paid by the Seller or the Master  Servicer or is collected by the Master  Servicer  under the Group I Loans,  reduced by the  Servicing  Fee with respect to the Group I Loans for the related  Collection  Period,  by any fees (including annual fees) or late charges or similar  administrative  fees paid by Mortgagors during the related Collection
Period  with  respect to the Group I Loans.  The terms of the  related  Loan  Agreement  shall determine  the  portion of each  payment  in  respect  of such Group I Loans that  constitutes principal or interest.

               With  respect  to any  Payment  Date  and the  Group II  Loans,  the sum of all
payments  by  or  on  behalf  of  Mortgagors  and  any  other  amounts  constituting  interest
(including without limitation such portion of principal  prepayments,  Insurance Proceeds, Net
Liquidation  Proceeds and  Repurchase  Prices as is  allocable  to interest on the  applicable
Group II Loans)  as is paid by the  Seller  or the  Master  Servicer  or is  collected  by the
Master  Servicer  under  the  Group  II  Loans  (exclusive  of the pro  rata  portion  thereof attributable  to any  Excluded  Amounts not conveyed to the Trust  following  an  Amortization
Event),  reduced  by the  Servicing  Fees for the  related  Collection  Period and by any fees
(including  annual fees) or late  charges or similar  administrative  fees paid by  Mortgagors during the  related  Collection  Period with  respect to the Group II Loans.  The terms of the related Loan  Agreement  shall  determine the portion of each payment in respect of such Group
II Loan that constitutes principal or interest.

               Interest  Distribution  Amount: With respect to any Class or Classes of Class I
Notes or Class II Notes,  and any Payment  Date,  an amount equal to interest  accrued  during the related  Interest Period on those Classes of Notes on their  respective  Security  Balance or Notional Amount  immediately  prior to that Payment Date, at the related Note Rate, or Note
Rates,  minus the amount of any Relief Act  Shortfalls on the Group I Loans during the related
Collection  Period,  in the case of Class I Notes,  the amount of any Relief Act Shortfalls on
Group II Loans during the related  Collection  Period,  in the case of the Class II Notes, and minus,  in the case of the Class I Notes,  any Prepayment  Interest  Shortfalls on the Group I
Loans during the related Collection Period allocated to such Classes.

               Interest Period:  With respect to the Class I Notes (other than the Class A-I-1
Notes) and any Payment  Date,  the calendar  month  preceding  the month in which such Payment
Date  occurs.  The  Interest  Period for the Class A-I-1  Notes,  the Class A-II Notes and the
Variable  Funding  Notes  shall be,  with  respect  to any  Payment  Date other than the first
Payment  Date,  the  period  beginning  on the  preceding  Payment  Date and ending on the day preceding such Payment Date,  and in the case of the first Payment Date, the period  beginning on the Closing Date and ending on the day preceding the first Payment Date.

               Interest Rate Adjustment  Date:  With respect to each HELOC,  the date or dates on which the Loan Rate is adjusted in accordance with the related Loan Agreement.

               Interim  Certification:   The  meaning  specified  in  Section  2.1(c)  of  the
Purchase Agreement.

               Issuer or Trust:  The Home Equity Loan Trust  2005-HSA1,  a Delaware  statutory trust, or its successor in interest.

               Issuer  Request:  A written  order or request  signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

               LIBOR: For any Interest Period other than the first Interest  Period,  the rate for United  States  dollar  deposits for one month which  appears on the Telerate  Screen Page
3750 as of 11:00 A.M.,  London,  England time,  on the second LIBOR  Business Day prior to the first day of such Interest  Period.  With respect to the first Interest  Period,  the rate for
United  States dollar  deposits for one month which  appears on the Telerate  Screen Page 3750 as of 11:00 A.M.,  London,  England time,  two LIBOR  Business Days prior to the Closing Date.
If such rate does not  appear on such page (or such  other  page as may  replace  that page on that  service,  or if such service is no longer  offered,  such other  service for  displaying
LIBOR or  comparable  rates as may be  reasonably  selected  by the  Indenture  Trustee  after consultation  with  the  Master  Servicer  and the  Credit  Enhancer),  the  rate  will be the
Reference  Bank Rate.  If no such  quotations  can be obtained and no  Reference  Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

               LIBOR  Business  Day:  Any day other than (i) a Saturday  or a Sunday or (ii) a day on which banking  institutions  in the city of London,  England are required or authorized by law to be closed.

               Lien:  Any  mortgage,  deed  of  trust,  pledge,   conveyance,   hypothecation,
assignment,  participation,  deposit  arrangement,  encumbrance,  lien  (statutory  or other),
preference,   priority  right  or  interest  or  other  security   agreement  or  preferential
arrangement of any kind or nature whatsoever,  including,  without limitation, any conditional sale or other title retention  agreement,  any financing lease having  substantially  the same economic  effect as any of the foregoing and the filing of any financing  statement  under the
UCC  (other  than any such  financing  statement  filed for  informational  purposes  only) or comparable law of any jurisdiction to evidence any of the foregoing;  provided,  however, that any  assignment  pursuant to Section 6.02 of the  Servicing  Agreement  shall not be deemed to constitute a Lien.

               Limited Repurchase Right Holder:  RFC Asset Holdings II, Inc. or it successor.

               Liquidated  Home  Equity  Loan:  With  respect to any  Payment  Date,  any Home
Equity Loan in respect of which the Master  Servicer has  determined,  in accordance  with the servicing  procedures  specified  in the  Servicing  Agreement,  as of the end of the  related
Collection Period that  substantially all Liquidation  Proceeds which it reasonably expects to recover,  if any,  with respect to the  disposition  of the related Home Equity Loan have been recovered.  The  Master  Servicer  will  treat any Home  Equity  Loan that is 180 days or more
Delinquent as having been finally liquidated.

               Liquidation  Expenses:  Out-of-pocket  expenses  (exclusive of overhead)  which are incurred by or on behalf of the Master  Servicer in  connection  with the  liquidation  of any Home Equity Loan and not recovered under any insurance  policy,  such expenses  including, without  limitation,  legal fees and expenses,  any unreimbursed  amount expended  (including, without  limitation,  amounts  advanced  to correct  defaults  on any  mortgage  loan which is senior to such Home  Equity Loan and  amounts  advanced to keep  current or pay off a mortgage loan that is senior to such Home Equity  Loan)  respecting  the  related  Home Equity Loan and any related and  unreimbursed  expenditures  for real estate  property  taxes or for  property restoration, preservation or insurance against casualty loss or damage.

               Liquidation  Loss  Amounts:  With  respect  to any  Payment  Date  and any Home
Equity Loan that became a Liquidated  Home Equity Loan during the related  Collection  Period, the  unrecovered  portion of the related  Loan Balance  thereof at the end of such  Collection
Period,  after giving effect to the Net Liquidation  Proceeds applied in reduction of the Loan
Balance.  If a Bankruptcy  Loss has occurred with respect to any Home Equity Loan,  the amount of the Bankruptcy Loss will be treated as a Liquidation Loss Amount.

               Liquidation  Loss  Distribution  Amount:  With respect to the Group I Loans and any Payment Date,  the  aggregate of (A) 100% of the  Liquidation  Loss Amounts  incurred with respect  to the  Group I Loans  during  the  related  Collection  Period,  plus  (B) any  such
Liquidation Loss Amounts remaining  undistributed  from any preceding  Payment Date,  provided that any  Liquidation  Loss Amount  described in this clause (B) shall not be  distributed  to the extent that the  Liquidation  Loss Amount was paid on the Class I Notes by means of a draw on the Group I Policy,  from  collections  on the Home  Equity  Loans in Loan  Group I, or was
reflected in the reduction of the Group I Overcollateralization Amount.

               With respect to the Group II Loans and any Payment  Date,  the aggregate of (A)
100% of the  Liquidation  Loss Amounts  incurred with respect to the Group II Loans during the
related   Collection   Period,   plus  (B)  any  such  Liquidation   Loss  Amounts   remaining
undistributed  from any preceding  Payment Date,  provided  that any  Liquidation  Loss Amount described  in this  clause (B) shall not be  distributed  to the extent  that the  Liquidation
Loss  Amount  was paid on the Class A-II Notes and the  Variable  Funding  Notes by means of a draw on the Group II Policy,  from  collections on the Group II Loans, or was reflected in the reduction of the Group II Overcollateralization Amount.

               Liquidation   Proceeds:   Proceeds   (including   Insurance  Proceeds  but  not
including  amounts  drawn under the Group I Policy or the Group II Policy) if any  received in connection  with the  liquidation  of any Home Equity  Loan or related  REO,  whether  through trustee's sale,  foreclosure sale or otherwise or any Subsequent  Recoveries with respect to a
Liquidated Home Equity Loan.

               Loan  Agreement:  With  respect  to any HEL,  the  promissory  note,  or,  with respect to any HELOC,  the credit line account  agreement,  executed by the related  Mortgagor and any amendment or modification thereof.

               Loan  Balance:  With  respect  to any HEL,  other than a HEL which has become a
Liquidated  Home Equity Loan,  and as of any day, the related  Cut-off Date Loan Balance minus all  collections  credited  as  principal  in respect of any such HEL in  accordance  with the related Loan  Agreement  and applied in reduction  of the Loan Balance  thereof.  With respect to any HELOC,  other than a HELOC which has become a Liquidated  Home Equity  Loan,  and as of any day, the related  Cut-off Date Loan Balance,  plus (i) any Additional  Balances in respect of such HELOC  conveyed to the Trust,  minus (ii) all  collections  credited as  principal  in respect of any such HELOC in accordance  with the related Loan Agreement  (except for any such collections  that are  allocable to any Excluded  Amount) and applied in reduction of the Loan
Balance  thereof.  For purposes of this  definition,  a  Liquidated  Home Equity Loan shall be deemed  to  have a Loan  Balance  equal  to the  Loan  Balance  of the  related  HEL or  HELOC immediately  prior to the final recovery of  substantially  all related  Liquidation  Proceeds and a Loan Balance of zero thereafter.

               Loan Rate:  With  respect to any Home  Equity  Loan and any day,  the per annum rate of interest applicable under the related Loan Agreement.

               Loan Group:  Loan Group I or Loan Group II.

               Loan Group I: The HELs  identified  on the Home Equity  Loan  Schedule as being assigned to Loan Group I and which correspond with the Class I Notes.

               Loan Group I SB-IO Marker Rate:  Two times the weighted  average of the REMIC I
Remittance  Rates for REMIC I  Regular  Interests  LT2 and LT3  weighted  by their  respective
Uncertificated Principal Balances.

               Loan Group II: The HELOCs  identified on the Home Equity Loan Schedule as being assigned  to Loan  Group II and which  correspond  with the  Class  A-II  Notes  and  Variable
Funding Notes.

               Lost Note  Affidavit:  With  respect  to any Home  Equity  Loan as to which the original Loan Agreement has been permanently  lost or destroyed and has not been replaced,  an affidavit  from the Seller or the related  Program  Seller  certifying  that the original Loan
Agreement  has been lost,  misplaced  or destroyed  (together  with a copy of the related Loan
Agreement).

               LT1 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the Class LT1 Principal  Reduction  Amount for such Payment Date over the principal REMIC I
Liquidation Loss Amounts allocated to the REMIC I Regular Interest LT1 on such Payment Date.

               LT2 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the Class LT2 Principal  Reduction  Amount for such Payment Date over the principal REMIC I
Liquidation Loss Amounts allocated to the REMIC I Regular Interest LT2 on such Payment Date.

               LT3 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the Class LT3 Principal  Reduction  Amount for such Payment Date over the principal REMIC I
Liquidation Loss Amounts allocated to the REMIC I Regular Interest LT3 on such Payment Date.

               LT4 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the Class LT4 Principal  Reduction  Amount for such Payment Date over the principal REMIC I
Liquidation Loss Amounts allocated to the REMIC I Regular Interest LT4 on such Payment Date.

               Master Servicer:  Residential Funding Corporation, a Delaware corporation,  and its successors and assigns.

               Master  Servicing  Fee: With respect to any Home Equity Loan and any Collection
Period,  the product of (i) the Master  Servicing  Fee Rate divided by 12 and (ii) the related
Loan Balance as of the first day of such Collection Period.

               Master  Servicing  Fee Rate:  With respect to any Home Equity  Loan,  0.08% per annum.

               Maturity Date: With respect to each Class of Class I Notes of regular  interest or  Uncertificated  Regular  Interest  issued  by each of REMIC I and  REMIC  II,  the  latest possible  maturity date,  solely for purposes of Section  1.860G-1(a)(4)(iii)  of the Treasury
Regulations,  by which the Security  Balance of each such Class of Class I Notes  representing a regular  interest  in the Trust  Fund  would be  reduced  to zero,  which is,  for each such regular  interest,  September  2035,  which is the second  Payment Date  following  the latest maturity date of any Group I Loan.

               Maximum Variable Funding Balance:  The maximum Security Balance of the
Variable Funding Notes, which shall be an amount equal to $9,166,840 or such greater amount as may be permitted pursuant to Section 9.01 of the Indenture.

               Maximum  Rate:  With  respect to each HELOC with  respect to which the  related
Loan  Agreement  provides for a lifetime  rate cap, the maximum Loan Rate  permitted  over the life of such HELOC  under the terms of such Loan  Agreement,  as set forth on the Home  Equity
Loan Schedule and initially as set forth on Exhibit A to the Servicing Agreement.

               MERS: Mortgage Electronic  Registration Systems,  Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

               MERS(R)System:  The system of recording  transfers of Mortgages  electronically maintained by MERS.

               MIN: The Mortgage  Identification  Number for Home Equity Loans registered with
MERS on the MERS(R)System.

               Minimum Monthly  Payment:  With respect to any HELOC and any month, the minimum amount  required to be paid by the related  Mortgagor  in such month.  With respect to any HEL and any month, the scheduled monthly payment due on the related Due Date.

               MOM Loan:  With respect to any Home Equity Loan,  MERS acting as the  mortgagee of such Home Equity Loan,  solely as nominee for the  originator  of such Home Equity Loan and its successors and assigns, at the origination thereof.

               Moody's:  Moody's Investors Service, Inc. or its successor in interest.

               Mortgage:  The mortgage,  deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Home Equity Loan.

               Mortgage  File:  The file  containing  the Related  Documents  pertaining  to a particular  Home  Equity  Loan  and any  additional  documents  required  to be  added  to the
Mortgage File pursuant to the Purchase Agreement or the Servicing Agreement.

               Mortgage  Note:  With respect to a Home Equity Loan, the mortgage note pursuant to which the related  Mortgagor agrees to pay the indebtedness  evidenced  thereby and secured by a Mortgage on a related Mortgaged Property, as modified or amended.

               Mortgaged  Property:  The  underlying  property,  including  real  property and improvements thereon, securing a Home Equity Loan.

               Mortgagor:  The obligor or obligors under a Loan Agreement.

               Net  Liquidation  Proceeds:  With respect to any  Liquidated  Home Equity Loan,
Liquidation  Proceeds  (excluding  any draws under the Group I Policy and Group II Policy) net of  Liquidation  Expenses  (but not  including  the  portion,  if any, of such net amount that exceeds  the  Loan  Balance  of the  Home  Equity  Loan  at the end of the  Collection  Period
immediately  preceding  the  Collection  Period  in  which  such  Home  Equity  Loan  became a
Liquidated  Home Equity Loan,  plus accrued and unpaid  interest on such Loan Balance from the date last paid to the date of receipt of final Liquidation Proceeds).

               Net Loan Rate:  With  respect to any Home Equity Loan and any day,  the related
Loan Rate less:  (1) 0.58% per annum and (2) the Group I Credit  Enhancer  Premium Rate or the
Group II Credit Enhancer Premium Rate, as applicable.

               Net Principal  Collections:  With respect to the Group II Loans and any Payment
Date, the excess,  if any, of Principal  Collections  for the related  Collection  Period over the amount of Additional  Balances created during the related  Collection  Period and conveyed to the Trust Estate.

               Non-United States Person:  Any Person other than a United States Person.

               Note Owner:  The Beneficial Owner of a Note.

               Note Rate:  With respect to the Notes and any Interest  Period,  the  following rates:

               (i)    the Class  A-I-1  Notes,  the  lesser of (1) a per annum  rate  equal to
LIBOR plus 0.12% and (2) the Group I Net WAC Rate;

               (ii)   the Class  A-I-2  Notes,  the  lesser of (1) 5.33% per annum and (2) the
Group I Net WAC Rate;

               (iii)  the Class A-I-3 Notes,  the lesser (1) 5.40% per annum and (2) the Group
I Net WAC Rate;

               (iv)   the Class  A-I-4  Notes,  the  lesser of (1) in the case of any  Payment
Date up to and  including the Step-Up  Date,  5.68% per annum,  and in the case of any Payment
Date thereafter, 6.18% per annum and (2) the Group I Net WAC Rate;

               (v)    the Class A-I-5 Notes,  the lesser (1) 5.48% per annum and (2) the Group
I Net WAC Rate;  and

               (vi)   With  respect to the Class A-II Notes and the  Variable  Funding  Notes,
the least of (x) a per annum  rate  equal to LIBOR  plus  0.22%,  (y) 17.25% per annum and (z)
the Group II Net WAC Rate.

               Note  Register:  The  register  maintained  by the Note  Registrar in which the
Note Registrar  shall provide for the  registration of Notes and of transfers and exchanges of
Notes.

               Note Registrar:  The Indenture Trustee, in its capacity as Note Registrar.

               Noteholder:  The  Person  in  whose  name  a Note  is  registered  in the  Note
Register,  except that, any Note  registered in the name of the  Depositor,  the Issuer or the
Indenture  Trustee or any Affiliate of any of them shall be deemed not to be  outstanding  and the  registered  holder will not be  considered a Noteholder  or holder for purposes of giving any request, demand,  authorization,  direction, notice, consent or waiver under the Indenture or the Trust Agreement  provided that, in determining  whether the Indenture  Trustee shall be protected  in  relying  upon any  such  request,  demand,  authorization,  direction,  notice, consent or waiver,  only Notes that the Indenture  Trustee or the Owner Trustee knows to be so owned  shall be so  disregarded.  Owners of Notes that have been  pledged in good faith may be regarded as Holders if the pledgee  establishes to the  satisfaction of the Indenture  Trustee or the Owner  Trustee the  pledgee's  right so to act with  respect to such Notes and that the pledgee is not the Issuer,  any other  obligor  upon the Notes or any  Affiliate of any of the foregoing Persons.

               Notes:  Collectively,  the Term Notes and the Variable Funding Notes issued and outstanding at any time pursuant to the Indenture.

               Notional  Amount:  With  respect  to the Class SB-I  Certificates  and REMIC II
Regular Interest SB-IO and any Payment Date, the aggregate  Uncertificated  Principal  Balance of the  REMIC I  Regular  Interests  before  giving  effect  to  payments  to be made  and the allocation of REMIC I Liquidation Loss Amounts to occur on such Payment Date.

               Officer's  Certificate:  With  respect to the Master  Servicer,  a  certificate signed by the  President,  Managing  Director,  a Director,  a Vice  President or an Assistant
Vice President,  of the Master Servicer and delivered to the Indenture  Trustee.  With respect to the  Issuer,  a  certificate  signed by any  Authorized  Officer of the  Issuer,  under the circumstances  described in, and otherwise  complying  with,  the applicable  requirements  of
Section  10.01 of the  Indenture,  and delivered to the Indenture  Trustee.  Unless  otherwise specified,  any  reference  in  the  Indenture  to an  Officer's  Certificate  shall  be to an
Officer's Certificate of any Authorized Officer of the Issuer.

               Opinion of Counsel:  A written  opinion of counsel.  Any Opinion of Counsel for the  Master  Servicer  may be  provided  by  in-house  counsel  for  the  Master  Servicer  if reasonably  acceptable to the Indenture  Trustee,  the Credit Enhancer and the Rating Agencies
or counsel for the Depositor, as the case may be.

               Original Trust Agreement:  The Trust Agreement,  dated as of December 23, 2005, between the Owner Trustee and the Depositor.

               Outstanding:  With respect to the Notes, as of the date of  determination,  all
Notes theretofore executed, authenticated and delivered under this Indenture except:

                      (i)    Notes  theretofore  cancelled by the Note  Registrar or delivered to the Indenture Trustee for cancellation; and

                      (ii)   Notes in  exchange  for or in lieu of which other Notes have been
        executed,   authenticated  and  delivered  pursuant  to  the  Indenture  unless  proof satisfactory  to the Indenture  Trustee is presented that any such Notes are held by a holder in due course;

provided,  however,  that  for  purposes  of  effectuating  the  Credit  Enhancer's  right  of subrogation  as set forth in  Section  4.12 of the  Indenture  only,  all Notes that have been paid with funds provided under the applicable  Policy shall be deemed to be Outstanding  until the Credit Enhancer has been reimbursed with respect thereto.

               Ownership Interest:  As to any Certificate,  any ownership or security interest in such  Certificate,  including  any interest in such  Certificate  as the  Certificateholder thereof and any other interest therein,  whether direct or indirect,  legal or beneficial,  as owner or as pledgee.

               Owner Trust  Estate:  The corpus of the Issuer  created by the Trust  Agreement which consists of the Home Equity Loans.

               Owner  Trustee:  Wilmington  Trust Company not in its  individual  capacity but solely as Owner Trustee of the Trust,  and its successors  and assigns or any successor  owner trustee appointed pursuant to the terms of the Trust Agreement.

               Paying  Agent:  Any paying  agent or  co-paying  agent  appointed  pursuant  to
Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

               Payment Account:  The account  established by the Indenture Trustee pursuant to
Section  8.02  of  the  Indenture  and  Section  5.01  of  the  Servicing  Agreement.  Amounts
deposited in the Payment  Account will be distributed  by the Indenture  Trustee in accordance with Section 3.05 of the Indenture.

               Payment  Date:  The 25th day of each  month,  or if such day is not a  Business
Day, then the next Business Day.

               Percentage  Interest:  With  respect  to any Note  and any  Payment  Date,  the percentage  obtained by dividing  the  Security  Balance of such Note by the  aggregate of the
Security  Balances of all Notes  (including the Term Notes and the Variable  Funding Notes) or all Notes of the same Class,  as applicable,  prior to such Payment Date.  With respect to any
Certificate  and  any  Payment  Date,  the  Percentage  Interest  stated  on the  face of such
Certificate.

               Permitted Investments:  One or more of the following:

(i)     obligations  of or  guaranteed  as to timely  payment of principal and interest by the
        United  States or any agency or  instrumentality  thereof  when such  obligations  are backed by the full faith and credit of the United States;

(ii)    repurchase  agreements on  obligations  specified in clause (i) maturing not more than one  month  from  the  date  of  acquisition  thereof,  provided  that  the  unsecured short-term debt  obligations of the party agreeing to repurchase such  obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)   federal funds,  certificates of deposit,  demand deposits,  time deposits and bankers'
        acceptances  (which shall each have an original maturity of not more than 90 days and, in the case of bankers'  acceptances,  shall in no event have an original  maturity of more  than 365 days or a  remaining  maturity  of more  than 30 days)  denominated  in
        United  States   dollars  of  any  U.S.   depository   institution  or  trust  company
        incorporated  under  the laws of the  United  States or any  state  thereof  or of any domestic branch of a foreign  depository  institution or trust company;  provided that the debt  obligations of such  depository  institution or trust company at the date of acquisition  thereof have been rated by each Rating  Agency in its highest  short-term rating  available;  and,  provided  further  that,  if the  original  maturity of such short-term  obligations of a domestic  branch of a foreign  depository  institution or trust company shall exceed 30 days, the short-term  rating of such  institution  shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv)    commercial  paper and demand notes  (having  original  maturities of not more than 365 days) of any  corporation  incorporated  under  the laws of the  United  States or any state  thereof which on the date of  acquisition  has been rated by each Rating Agency in its highest short-term rating available;  provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)     any mutual  fund,  money market  fund,  common  trust fund or other pooled  investment vehicle,  the  assets  of which  are  limited  to  instruments  that  otherwise  would constitute Permitted  Investments  hereunder and have been rated by each Rating Agency in its  highest  short-term  rating  available  (in the case of Standard & Poor's such rating  shall be either  AAAm or AAAm-G),  including  any such fund that is managed by the  Indenture  Trustee or any  affiliate  of the  Indenture  Trustee or for which the
        Indenture Trustee or any of its affiliates acts as an adviser; and

(vi)    other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a
        Permitted  Investment  hereunder and will not reduce the rating  assigned to any Class of Notes by such Rating  Agency  (without  giving effect to any Policy (if any) in the case of Insured Notes (if any)) below the  then-current  rating assigned to such Notes by such Rating Agency, as evidenced in writing;

               provided,  however,  that no instrument  shall be a Permitted  Investment if it represents,  either  (1) the right to  receive  only  interest  payments  with  respect to the underlying  debt  instrument or (2) the right to receive both principal and interest  payments derived from  obligations  underlying such instrument and the principal and interest  payments with  respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating available  on  unsecured  long-term  debt shall mean AAA in the case of  Standard & Poor's and
Fitch and Aaa in the case of Moody's,  and for  purposes  of this  Agreement,  any  references herein to the highest  rating  available on unsecured  commercial  paper and  short-term  debt obligations  shall mean the following:  A-1 in the case of Standard & Poor's,  P-1 in the case of Moody's and F-1 in the case of Fitch;  provided,  however,  that any  Permitted  Investment that is a  short-term  debt  obligation  rated  A-1 by  Standard  & Poor's  must  satisfy  the following  additional  conditions:  (i) the  total  amount of debt  from A-1  issuers  must be limited  to the  investment  of  monthly  principal  and  interest  payments  (assuming  fully amortizing  collateral);  (ii) the total amount of A-1  investments  must not  represent  more than 20% of the aggregate  outstanding  Security Balance of the Notes and each investment must not  mature  beyond 30 days;  (iii) the  terms of the debt  must  have a  predetermined  fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the  investments  may be  liquidated  prior to their  maturity  or are  being  relied  on to meet a  certain  yield, interest  must be tied to a single  interest  rate index plus a single  fixed  spread (if any)
and must move proportionately with that index.

               Permitted  Transferee:  Any Transferee of a Class R  Certificate,  other than a
Disqualified Organization or Non-United States Person.

               Person:  Any  legal  individual,   corporation,   partnership,  joint  venture,
association,  joint-stock  company,  trust,  unincorporated  organization or government or any agency or political subdivision thereof.

               Plan: An employee  benefit or other plan subject to the prohibited  transaction restrictions  or the  fiduciary  responsibility  requirements  of ERISA or Section 4975 of the
Code.

               Plan Investor:  A Plan, any Person  acting,  directly or indirectly,  on behalf of any such Plan or any Person using the "plan  assets,"  within the meaning of the Department of Labor regulations at 29 C.F.R.ss.2510.3-101.

               Policy:  The Group I Policy or the Group II Policy, as applicable.

               Pool Balance:  With respect to any date,  the aggregate of the Loan Balances of all Home Equity Loans in a Loan Group as of such date.

               Predecessor  Note:  With respect to any  particular  Note,  every previous Note evidencing all or a portion of the same debt as that evidenced by such  particular  Note; and, for the purpose of this definition,  any Note  authenticated  and delivered under Section 4.03 of the  Indenture  in lieu of a mutilated,  lost,  destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

               Prepayment  Assumption:  With  respect  to the  Class I Notes,  the  prepayment assumption  that will be used in determining  the rate of accrual of original issue  discount, market  discount  and  premium,  if  any,  for  federal  income  tax  purposes,  based  on the assumption that,  subsequent to the date of any  determination,  the Group I Loans will prepay at a rate  equal to 100% of the  prepayment  assumption  with  respect to the Group I Loans as defined in the Prospectus Supplement.

               Prepayment  Interest  Shortfall:  With  respect  to any  Group I Loans  and any
Payment Date, the aggregate  shortfall,  if any, in Interest Collections on the Group I Loans,
adjusted  to the  related  Net Loan Rate,  resulting  from  mortgagor  prepayments  during the related  Collection  Period.  These  shortfalls will result because interest on prepayments in full is  distributed  only to the date of  prepayment,  and because no interest is distributed on  prepayments in part, as these  prepayments  in part are applied to reduce the  outstanding
Loan Balance of the Home Equity  Loans as of the Due Date  immediately  preceding  the date of prepayment.

               Principal  Collection  Distribution  Amount:  With respect to the Class I Notes and any Payment Date, the lesser of (a) the excess of (i) the P&I  Collections  for Loan Group
I over (ii) the Interest Distribution Amount for the Class I Notes and (b) the sum of:

               (i)    the  principal  portion of each Minimum  Monthly  Payment  received with respect to the Group I Loans and the related Collection Period;

               (ii)   the Loan  Balance of any Group I Loan  repurchased  during  the  related
        Collection  Period  (or  deemed to have been so  repurchased  in  accordance  with the
        Servicing  Agreement)  and the  amount of any  shortfall  deposited  in the  Custodial
        Account in  connection  with the  substitution  of a Deleted  Loan  during the related
        Collection Period; and

               (iii)  the principal portion of all other unscheduled  collections on the Group
        I Loans (including,  without limitation,  Principal  Prepayments,  Insurance Proceeds,
        Liquidation  Proceeds and REO Proceeds)  received during the related Collection Period
        (or deemed to have been so received);

provided,   however,   on  any   Payment   Date   with   respect   to   which   the   Group  I
Overcollateralization  Amount that would  result if  determined  without  application  of this proviso  exceeds the Group I Required  Overcollateralization  Amount,  the  related  Principal
Collection  Distribution  Amount will be reduced by the amount of such excess  until the Group
I Overcollateralization Amount equals the Group I Required Overcollateralization Amount.

               With  respect to the Class A-II Notes,  for any Payment  Date,  (i) at any time during the Revolving  Period, so long as an Amortization  Event has not occurred,  the related
Net Principal  Collections on the Group II Loans and (ii) following an  Amortization  Event or at any time after the end of the Revolving Period,  the related  Principal  Collections on the
Group II Loans;  provided,  however,  on any Payment  Date with  respect to which the Group II
Overcollateralization  Amount that would  result if  determined  without  application  of this proviso  exceeds the Group II Required  Overcollateralization  Amount,  the related  Principal
Collection  Distribution  Amount will be reduced by the amount of such excess to an amount not less than zero.

               Principal  Collections:  With  respect to any Payment  Date and any Home Equity
Loan in a Loan Group, the aggregate of the following amounts:

               (i)    the total  amount  of  payments  made by or on behalf of the  Mortgagor, received  and  applied as  payments  of  principal  on the Home Equity Loan during the related Collection Period, as reported by the related Subservicer;

               (ii)   any Net  Liquidation  Proceeds,  allocable  as a recovery of  principal, received in connection with the Home Equity Loan during the related Collection Period;

               (iii)  if the Home Equity Loan was  purchased by the Master  Servicer  pursuant to Section 3.15 of the Servicing  Agreement or was  repurchased by the Seller pursuant to the  Purchase  Agreement  during the related  Collection  Period,  100% of the Loan
        Balance of the Home Equity Loan as of the date of such purchase or  repurchase  and if a Home Equity Loan was  substituted  for a Deleted Loan,  the amount  deposited by the
        Seller as a Substitution Adjustment Amount; and

               (iv)   any other  amounts  received  as  payments  on or  proceeds  of the Home
        Equity Loan during the  Collection  Period to the extent  applied in  reduction of the principal amount thereof;

provided that Principal  Collections shall not include any Foreclosure  Profits,  and shall be reduced by any amounts  withdrawn from the Custodial  Account pursuant to clauses (c), (d) and
(j) of  Section  3.03  of  the  Servicing  Agreement,  and  provided  further  that  Principal
Collections  with  respect to the Group II Loans shall not include any portion of such amounts that are allocable to any Excluded Amount.

               Principal  Prepayment:  Any  payment  of  principal  by a  Mortgagor,  which is received  in  advance  of its  scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest  on such  payment  due on any date or dates in any month or months subsequent to the month of prepayment.

               Proceeding:   Any  suit  in  equity,   action  at  law  or  other  judicial  or
administrative proceeding.

               Program Guide:  Together,  the Seller's Seller Guide and Servicing Guide, as in
effect from time to time.

               Program  Seller:  With  respect to any Home Equity  Loan,  the Person that sold such Home Equity Loan to the Seller.

               Prospectus  Supplement:  The  prospectus  supplement  dated  December 22, 2005, relating to the Term Notes.

               Purchase Agreement:  The Home Equity Loan Purchase  Agreement,  dated as of the
Closing Date,  between the Seller, as seller,  and the Depositor,  as purchaser,  with respect to the Home Equity Loans.

               Purchase  Price:  The  meaning  specified  in  Section  2.2(a) of the  Purchase
Agreement.

               Purchaser:  Residential  Funding  Mortgage  Securities  II,  Inc.,  a  Delaware
corporation, and its successors and assigns.

               P&I  Collections:  With respect to Loan Group I and any Payment  Date,  the sum of the related  Interest  Collections and the related  Principal  Collections for that Payment
Date.  With  respect to Loan Group II and any Payment  Date,  the sum of the related  Interest
Collections  for that Payment Date and so long as an  Amortization  Event has not occurred and if during the Revolving Period,  the related Net Principal  Collections for that Payment Date, or if an  Amortization  Event has  occurred  or the  Revolving  Period has ended,  the related
Principal  Collections  for the  applicable  Payment  Date,  in each case with  respect to the
Group II Loans.

               Rating Agency: Any nationally  recognized  statistical rating organization,  or its  successor,  that rated the  Securities at the request of the Depositor at the time of the initial  issuance  of the  Securities.  Initially,  Moody's  and  Standard  & Poor's.  If such organization  or a  successor  is no  longer  in  existence,  "Rating  Agency"  shall  be such
nationally   recognized   statistical  rating   organization,   or  other  comparable  Person,
designated  by the  Depositor,  notice of which  designation  shall be given to the  Indenture
Trustee.  References  herein to the highest short term unsecured  rating  category of a Rating
Agency  shall  mean A-1 or  better  in the case of  Standard  & Poor's or P-1 or better in the case of  Moody's  and in the case of any  other  Rating  Agency  shall  mean  such  equivalent ratings.  References  herein to the  highest  long-term  rating  category  of a Rating  Agency shall  mean "AAA" in the case of  Standard  & Poor's  and "Aaa" in the case of Moody's  and in the case of any other Rating Agency, such equivalent rating.

               Record  Date:  With respect to the Term Notes (other than the Class A-I-1 Notes and the Class II Notes) and the  Certificates  and any Payment Date,  the last Business Day of the month  preceding  the month of such  Payment  Date.  With respect to the Class A-I-1 Notes and the Class II Notes and any Payment  Date,  the  Business Day next  preceding  such Payment
Date.

               Reference  Bank Rate:  With respect to any  Interest  Period,  as follows:  the arithmetic  mean (rounded  upwards,  if necessary,  to the nearest one sixteenth of a percent)
of the offered  rates for United  States  dollar  deposits  for one month which are offered by the Reference Banks as of 11:00 A.M.,  London,  England time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London  interbank  market for a  period  of one  month in  amounts  approximately  equal  to the sum of the  outstanding
Security  Balance of the Class A-I-1 Notes and the Class II Notes;  provided that at least two such  Reference  Banks  provide  such  rate.  If fewer  than two  offered  rates  appear,  the
Reference  Bank Rate will be the  arithmetic  mean of the  rates  quoted by one or more  major banks in New York City,  selected by the Indenture Trustee after  consultation with the Master
Servicer and the Credit  Enhancer,  as of 11:00 a.m., New York time, on such date for loans in
U.S.  Dollars to  leading  European  Banks for a period of one month in amounts  approximately equal to the aggregate  Security  Balance of the Class A-I-1 Notes and the Class II Notes.  If
no such  quotations can be obtained,  the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Interest Period.

               Reference  Banks:  Three major banks which are engaged in  transactions  in the
London  interbank  markets  selected by the Indenture  Trustee,  after  consultation  with the
Master Servicer and the Credit Enhancer.

               Registered  Holder:  The Person in whose name a Note is  registered in the Note
Register on the applicable Record Date.

               Regular  Interest:  Any of the REMIC I Regular  Interests  and REMIC II Regular
Interests.

               Related  Documents:  With  respect  to each Home  Equity  Loan,  the  documents specified in Section 2.1(c) of the Purchase  Agreement and any documents  required to be added to such documents  pursuant to the Purchase  Agreement,  the Trust  Agreement or the Servicing
Agreement.

               Relief Act  Shortfalls:  With respect to any Payment Date,  for any Home Equity
Loan as to which there has been a  reduction  in the amount of  interest  collectible  thereon for the related Collection Period as a result of the application of the  Servicemembers  Civil
Relief Act or any other  similar  federal or state law, the  shortfall,  if any,  equal to (i)
one month's  interest on the Loan  Balance of such Home  Equity  Loan at the  applicable  Loan
Rate,  without  application  of such Act,  over  (ii) the  interest  collectible  on such Home
Equity Loan during such Collection Period.

               REMIC:  A "real  estate  mortgage  investment  conduit"  within the  meaning of
Section 860D of the Code.

               REMIC Administrator:  Residential Funding  Corporation.  If Residential Funding
Corporation  is found by a court of  competent  jurisdiction  to no longer be able to  fulfill its  obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting as successor  Master  Servicer shall appoint a successor REMIC  Administrator,  subject to  assumption  of the  REMIC  Administrator  obligations  under the  Indenture  and the Trust
Agreement.

               REMIC I: The  segregated  pool of assets subject hereto with respect to which a
REMIC  election is to be made,  consisting  of the Group I Loans and the proceeds of the Group
I Loans on  deposit  in the  Distribution  Account,  the  Custodial  Account  and the  Payment
Account.

               REMIC I  Liquidation  Loss  Amounts:  For any Payment  Date,  Liquidation  Loss
Amounts  on the  Group I Loans  for the  related  Collection  Period  shall  be  allocated  as follows:  (i) to  REMIC I  Regular  Interests  LT2,  LT3 and LT4 pro rata  according  to their respective  Principal  Reduction  Amounts,  provided  that such  allocation to each of REMIC I
Regular  Interests  LT2, LT3 and LT4 shall not exceed  their  respective  Principal  Reduction
Amounts for such Payment Date, and (ii) any  Liquidation  Loss Amounts not allocated to any of
REMIC I Regular  Interest LT2,  REMIC I Regular  Interest LT3 or REMIC I Regular  Interest LT4
pursuant  to the proviso of clause (i) shall be  allocated  to REMIC I Regular  Interest  LT1, until the  Uncertificated  Principal  Balance of such Regular Interest shall have been reduced to zero.  If any  Liquidation  Loss Amounts for such Payment Date remain,  such amounts  shall be allocated  among REMIC I Regular  Interests  LT2,  LT3 and LT4 pro rata  according to their respective  Uncertificated  Principal Balances after reduction by the Liquidation Loss Amounts allocated to such REMIC I Regular Interests pursuant to the preceding sentence.

               REMIC I Regular  Interests:  REMIC I Regular  Interests  LT1,  LT2, LT3 and LT4
having the properties set forth in the following table and elsewhere herein:

------------------------- ----------------------- ----------------------- -----------------------

                                 REMIC I                 INITIAL                  LATEST
                                REMITTANCE            UNCERTIFICATED             POSSIBLE
                                   RATE                 PRINCIPAL             MATURITY DATE
      DESIGNATION                                         BALANCE
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------
                                                     $ 178,499,007.68
          LT1                  Variable (1)                                December 2035 Payment
                                                                                            Date
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          LT2                  Variable (1)                                December 2035 Payment
                                                        $ 4,782.91                          Date
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          LT3                  Variable (1)                                December 2035 Payment
                                                       $ 13,070.08                          Date
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          LT4                  Variable (1)                                December 2035 Payment
                                                       $ 13,070.08                          Date
------------------------- ----------------------- ----------------------- -----------------------

----------------------------------------------------------------------------------------------

(1)     Calculated as provided in the definition of REMIC I Remittance Rate.

               REMIC I Regular  Interest LT1: A regular  interest in REMIC I, held as an asset of REMIC II, that has an initial  Uncertificated  Principal  Balance as set forth in the table in the  definition of "REMIC I Regular  Interests",  as reduced from time to time,  that bears interest at the related  REMIC I Remittance  Rate as set forth in the table in the  definition of "REMIC I Regular Interests".

               REMIC I Regular  Interest LT2: A regular  interest in REMIC I, held as an asset of REMIC II, that has an initial  Uncertificated  Principal  Balance as set forth in the table in the  definition of "REMIC I Regular  Interests",  as reduced from time to time,  that bears interest at the related  REMIC I Remittance  Rate as set forth in the table in the  definition of "REMIC I Regular Interests".

               REMIC I Regular  Interest LT3: A regular  interest in REMIC I, held as an asset of REMIC II, that has an initial  Uncertificated  Principal  Balance as set forth in the table in the  definition of "REMIC I Regular  Interests",  as reduced from time to time,  that bears interest at the related  REMIC I Remittance  Rate as set forth in the table in the  definition of "REMIC I Regular Interests".

               REMIC I Regular  Interest LT4: A regular  interest in REMIC I, held as an asset of REMIC II, that has an initial  Uncertificated  Principal  Balance as set forth in the table in the  definition of "REMIC I Regular  Interests",  as reduced from time to time,  that bears interest at the related  REMIC I Remittance  Rate as set forth in the table in the  definition of "REMIC I Regular Interests".

               REMIC I Remittance  Rate:  With  respect to REMIC I Regular  Interests LT 1 and
LT2, the Group I Net WAC Rate.  With  respect to REMIC I Regular  Interest  LT3,  zero (0.00%)
per annum.  With respect to REMIC I Regular Interest LT4, twice the Group I Net WAC Rate.

               REMIC II: The segregated pool of assets subject hereto,  constituting a portion of the primary trust created hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

               REMIC II  Liquidation  Loss  Amounts:  On any Payment  Date,  Liquidation  Loss
Amounts  for the  related  Collection  Period  shall be  allocated  first to REMIC II  Regular
Interest  SB-IO in reduction  of the accrued and unpaid  interest  thereon  until such accrued and unpaid  interest  shall have been  reduced  to zero,  second to REMIC II Regular  Interest
SB-PO in reduction of the Uncertificated  Principal Balance thereof until such  Uncertificated
Principal  Balance  shall  have been  reduced  to zero and third to the Class A-I Notes to the same extent,  if any, that (i) amounts  interest accrued on such Notes since the prior Payment
Date remain  unpaid after  distributions  on such  Payment Date and (ii) the  aggregate of the
Class Principal  Balances of the Class A-I Notes following  distributions on such Payment Date exceed  the  aggregate  principal  balance of the Group I Loans by more than such  excess,  if any, after distributions on the immediately prior Payment Date.

               REMIC  II  Regular  Interest  SB-IO:  A  regular  interest  in REMIC II with no entitlement  to  principal  and entitled to interest at the  Certificate  Rate on the Notional
Amount.

               REMIC  II  Regular  Interest  SB-PO:  A  regular  interest  in REMIC II with no entitlement  to  interest  and  entitled  to  principal  in an  amount  equal  to the  initial
Certificate  Principal  Balance of the Class SB-I  Certificates  and any amounts in the nature of prepayment  charges  received in connection with Loan Group I, provided that any payment of prepayment  charges  shall not be deemed to reduce the  principal  balance of REMIC II Regular
Interest SB-PO.

               REMIC II Regular  Interests:  Each Class of the Class I Notes (exclusive of the right to payment of any Group I Net WAC Cap  Shortfall) and REMIC II Regular  Interests  SB-IO
and SB-PO.

               REMIC II  Remittance  Rate:  With  respect to each Class of Class I Notes,  the
Note Rate for such Class,  limited to the Group I Net WAC Rate,  if  applicable.  With respect to REMIC II Regular  Interest SB-PO, 0% per annum.  With respect to REMIC II Regular  Interest
SB-IO the Certificate Rate therefor.

               REMIC  Provisions:  Provisions  of the federal  income tax law relating to real
estate  mortgage  investment  conduits,   which  appear  at  Sections  860A  through  860G  of
Subchapter  M of  Chapter 1 of the Code,  and  related  provisions,  and  temporary  and final regulations  (or, to the extent not  inconsistent  with such  temporary or final  regulations,
proposed   regulations)  and  published   rulings,   notices  and  announcements   promulgated
thereunder, as the foregoing may be in effect from time to time.

               REO: A Mortgaged  Property that is acquired by the Trust in  foreclosure  or by deed in lieu of foreclosure.

               REO  Acquisition:  The  acquisition  by the  Master  Servicer  on behalf of the
Trustee for the benefit of the  Noteholders  of any REO  Property  pursuant to Section 3.07 of the Servicing Agreement.

               REO  Disposition:  As to any  REO  Property,  a  determination  by  the  Master
Servicer that it has received  substantially  all Insurance  Proceeds,  Liquidation  Proceeds,
REO Proceeds  and other  payments and  recoveries  (including  proceeds of a final sale) which the Master Servicer expects to be finally  recoverable  from the sale or other  disposition of the REO Property.

               REO  Proceeds:  Proceeds,  net of  expenses,  received  in  respect  of any REO
Property  (including,  without  limitation,  proceeds from the rental of the related Mortgaged
Property)  which  proceeds are required to be deposited  into the Custodial  Account only upon the related  REO  Disposition,  including  any  amounts  received by the Master  Servicer as a recovery subsequent to the deeming of a REO Disposition as set forth in Section 3.13.

               REO Property:  A Mortgaged  Property  acquired by the Master  Servicer  through foreclosure or deed in lieu of foreclosure in connection with a defaulted Home Equity Loan.

               Repurchase  Event:  With  respect  to  any  Home  Equity  Loan,  either  (i)  a discovery  that,  as of the Closing  Date,  the related  Mortgage  was not a valid lien on the related  Mortgaged  Property  subject only to (A) the lien of any prior mortgage  indicated on the Home Equity Loan  Schedule,  (B) the lien of real property taxes and  assessments  not yet due and payable,  (C) covenants,  conditions,  and restrictions,  rights of way, easements and other  matters of public  record as of the date of recording  of such  Mortgage and such other permissible  title  exceptions  as are listed in the  Program  Guide and (D) other  matters to which like  properties  are commonly  subject  which do not  materially  adversely  affect the value,  use,  enjoyment  or  marketability  of the  related  Mortgaged  Property  or (ii) with respect to any Home  Equity  Loan as to which the Seller  delivers  a Lost Note  Affidavit,  a subsequent  default on such Home  Equity  Loan if the  enforcement  thereof or of the  related
Mortgage is materially and adversely affected by the absence of such original Loan Agreement.

               Repurchase  Price:  With  respect  to  any  Home  Equity  Loan  required  to be repurchased  on any date  pursuant  to the  Purchase  Agreement  or  purchased  by the  Master
Servicer or the Limited  Repurchase  Right  Holder  pursuant to the  Servicing  Agreement,  an amount equal to the sum of (i) 100% of the Loan Balance  thereof  (without  reduction  for any amounts  charged  off) (or, in the case of a purchase by the Limited  Repurchase  Right Holder pursuant to Section 5.07 of the Trust  Agreement,  the fair market value thereof,  if greater)
and (ii)  unpaid  accrued  interest  at the Loan Rate (or with  respect to the last day of the month in the  month of  repurchase,  the Loan  Rate  will be the Loan Rate in effect as to the second to last day in such month) on the  outstanding  principal  balance thereof from the Due
Date to  which  interest  was  last  paid  by the  Mortgagor  to the  first  day of the  month following  the month of  purchase.  No portion of any  Repurchase  Price  shall be included in any Excluded Amount for any Payment Date.

               Request  for  Release:  The  form  attached  as  Exhibit  4  to  the  Custodial
Agreement or an electronic request in a form acceptable to the Custodian.

               Required  Insurance  Policy:   With  respect  to  any  Home  Equity  Loan,  any
insurance  policy  which is required to be  maintained  from time to time under the  Servicing
Agreement,  the Program  Guide or the related  Subservicing  Agreement in respect of such Home
Equity Loan.

               Responsible  Officer:  With respect to the  Indenture  Trustee,  any officer of the Indenture Trustee with direct  responsibility  for the administration of the Indenture and also, with respect to a particular  matter,  any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

               Revolving  Period:  The period  commencing  on the  Closing  Date and ending on
December 31, 2010.

               Securities  Act:  The  Securities  Act of 1933,  as amended,  and the rules and regulations promulgated thereunder.

               Security:  Any of the Certificates or Notes.

               Security  Balance:  With  respect  to any  Payment  Date and each Class of Term
Notes,  the  Initial  Security  Balance  thereof  prior to such  Payment  Date  reduced by all payments  of  principal  thereon  prior to such  Payment  Date and, in the case of the Class I
Notes,  Liquidation  Loss Amounts  allocated  thereto prior to such Payment Date. With respect to any Payment Date and the Variable  Funding  Notes,  the Initial  Security  Balance  thereof prior to such Payment Date (i)  increased by the  Aggregate  Additional  Balance  Differential
immediately  prior to such Payment Date and (ii) reduced by all payments of principal  thereon and  Liquidation  Loss Amounts  allocated  thereto prior to such Payment Date. With respect to any Payment Date and the Certificates, the Certificate Principal Balance thereof.

               Securityholder or Holder:  Any Noteholder or a Certificateholder.

               Seller:  Residential  Funding  Corporation,  a  Delaware  corporation,  and its successors and assigns.

               Seller's  Agreement:  The agreement between the Seller,  as purchaser,  and the related Program Seller, as seller.

               Servicing  Agreement:  The Servicing  Agreement,  dated as of the Closing Date, between the Indenture Trustee, the Issuer and the Master Servicer, as master servicer.

               Servicing  Certificate:  A  certificate  prepared  by a  Servicing  Officer  on behalf of the Master Servicer in accordance with Section 4.01 of the Servicing Agreement.

               Servicing  Default:  The meaning  specified  in Section  7.01 of the  Servicing
Agreement.

               Servicing  Fee:  With respect to any Home Equity  Loan,  the sum of the related
Master Servicing Fee and the related Subservicing Fee.

               Servicing  Fee Rate:  With  respect  to any Home  Equity  Loan,  the sum of the related Master Servicing Fee Rate and the related Subservicing Fee Rate.

               Servicing  Officer:  Any  officer  of  the  Master  Servicer  involved  in,  or responsible  for,  the  administration  and  servicing of the Home Equity Loans whose name and specimen  signature appear on a list of servicing  officers furnished to the Indenture Trustee
(with a copy to the  Credit  Enhancer)  by the  Master  Servicer,  as such list may be amended from time to time.

               Single  Certificate:  A  Certificate  in  the  denomination  of  a  Certificate
Percentage Interest of 10.0000%.

               Standard  & Poor's:  Standard & Poor's  Ratings  Services,  a  division  of The
McGraw-Hill Companies, Inc. or its successor in interest.

               Stated  Value:  With  respect  to  any  Home  Equity  Loan,  the  value  of the
Mortgaged Property as stated by the related Mortgagor in his or her application.

               Statutory  Trust Statute:  Chapter 38 of Title 12 of the Delaware Code, 12 Del.
Codess.ss.3801 et seq., as the same may be amended from time to time.

               Step-up  Date:  With respect to the Group I Loans,  the second  Payment Date on which  the  aggregate  Loan  Balance  of the  Group I Loans  (after  application  of  payments received during the related  Collection  Period) is equal to or less than 10% of the aggregate
Cut-off Date Loan Balances of the Group I Loans.

               Subsequent  Recoveries:  As of any Payment Date, amounts received by the Master
Servicer (net of any related  expenses  permitted to be  reimbursed  pursuant to the Servicing
Agreement)  specifically  related to a Home Equity Loan that was treated as a Liquidated  Home
Equity Loan prior to the related  Collection  Period,  and that resulted in a Liquidated  Loss
Amount.

               Subservicer:  Any  Person  with whom the Master  Servicer  has  entered  into a
Subservicing Agreement as a Subservicer by the Master Servicer.

               Subservicing  Account:  An Eligible  Account  established  or  maintained  by a
Subservicer as provided for in Section 3.02(c) of the Servicing Agreement.

               Subservicing  Agreement:  The written  contract between the Master Servicer and any  Subservicer  relating to  servicing  and  administration  of certain Home Equity Loans as provided in Section 3.01 of the Servicing Agreement.

               Subservicing  Fee:  With  respect to any  Collection  Period,  the fee retained monthly by the  Subservicer  (or, in the case of a  nonsubserviced  Home Equity  Loan,  by the
Master  Servicer)  equal to the  product of (i) the  Subservicing  Fee Rate  divided by 12 and
(ii) the Pool Balance as of the first day of such Collection Period.

               Subservicing Fee Rate:  With respect to each Home Equity Loan, 0.50% per annum.

               Substitution  Adjustment Amounts:  With respect to any Eligible Substitute Loan and any Deleted Loan, the amount,  if any, as determined by the Master Servicer,  by which the aggregate  principal  balance  of  all  such  Eligible  Substitute  Loans  as of the  date  of substitution  is less than the  aggregate  principal  balance of all such Deleted Loans (after
application  of  the  principal   portion  of  the  monthly  payments  due  in  the  month  of substitution that are to be distributed to the Payment Account in the month of substitution).

               Teaser Loan:  Any HELOC which,  as of the Cut-off Date, has a Loan Rate that is less than the sum of the Index at the time of origination plus the applicable Gross Margin.

               Telerate  Screen  Page  3750:  The  display  designated  as  page  3750  on the
Moneyline  Telerate  Capital  Markets Reports (or (i) such other page as may replace page 3750 on that service for the purpose of displaying  London interbank  offered rates of major banks)
or (ii) if such  service is no longer  offered,  such other  service for  displaying  LIBOR or comparable  rates as may be selected by the  Indenture  Trustee  after  consultation  with the
Master Servicer and the Credit Enhancer.

               Term Notes: The Class I Notes and Class A-II Notes.

               Transfer:  Any direct or indirect  transfer,  sale,  pledge,  hypothecation  or other form of assignment of any Ownership Interest in a Certificate.

               Transfer Date:  As defined in Section 3.15(c) of the Servicing Agreement.

               Transfer   Notice  Date:  As  defined  in  Section  3.15(c)  of  the  Servicing
Agreement.

               Transferee:  Any Person who is acquiring by Transfer any Ownership  Interest in a Certificate.

               Transferor:  Any Person who is disposing by Transfer of any Ownership  Interest in a Certificate.

               Treasury   Regulations:    Regulations,   including   proposed   or   temporary
Regulations,  promulgated  under  the  Code.  References  herein  to  specific  provisions  of proposed or  temporary  regulations  shall  include  analogous  provisions  of final  Treasury
Regulations or other successor Treasury Regulations.

               Trigger  Event:  (A) A Trigger  Event is in effect with  respect to any Payment
Date and the  Class I Notes on or after  the  Group I  Stepdown  Date if any of the  following conditions are met:

               (i)    if the Payment  Date is  occurring  on or after the Payment Date in July
2008 and before the Payment Date in January 2009,  the aggregate  amount of  Liquidation  Loss
Amounts on the Group I Loans since the  Cut-off  Date  exceeds  1.50% plus 1/6 th of 0.35% for each  Payment  Date within  such period of the  aggregate  Cut-off  Date Loan  Balances of the
Group I Loans; or

               (ii)   if the  Payment  Date is  occurring  on or  after  the  Payment  Date in
January  2009  and  before  the  Payment  Date  in  January  2010,  the  aggregate  amount  of
Liquidation  Loss Amounts on the Group I Loans since the Cut-off Date exceeds  1.85% plus 1/12 th of 0.40% for each  Payment  Date  within  such period of the  aggregate  Cut-off  Date Loan
Balances of the Group I Loans; or

               (iii)  if the  Payment  Date is  occurring  on or  after  the  Payment  Date in
January  2010  and  before  the  Payment  Date  in  January  2011,  the  aggregate  amount  of
Liquidation  Loss Amounts on the Group I Loans since the Cut-off Date exceeds  2.25% plus 1/12 th of 0.25% for each  Payment  Date  within  such period of the  aggregate  Cut-off  Date Loan
Balances of the Group I Loans; or

               (iv) if the Payment  Date is  occurring on or after the Payment Date in January
2011 and before the Payment Date in January 2012,  the aggregate  amount of  Liquidation  Loss
Amounts on the Group I Loans since the  Cut-off  Date  exceeds  2.50% plus 1/12th of 0.25% for each  Payment  Date within  such period of the  aggregate  Cut-off  Date Loan  Balances of the
Group I Loans; or

               (v) if the Payment  Date is  occurring  on or after the Payment Date in January
2012,  the  aggregate  amount of  Liquidation  Loss  Amounts  on the  Group I Loans  since the
Cut-off Date exceeds 2.75% of the  aggregate  Cut-off Date Loan Balances of the Group I Loans;
or

               (vi)   if on any Payment Date on or after the Group I Stepdown  Date, the Group
I Rolling Three Month Delinquency Percentage is equal to or in excess of 3.50%.

               (B) A Trigger  Event is in effect  with  respect  to any  Payment  Date and the
Class II Notes if any of the following conditions are met:

               (i)    if the Payment  Date is  occurring  on or after the Payment Date in July
2008 and before the Payment Date in January 2009,  the aggregate  amount of  Liquidation  Loss
Amounts on the Group II Loans since the  Cut-off  Date  exceeds  1.50% plus 1/6th of 0.50% for each  Payment  Date within  such period of the  aggregate  Cut-off  Date Loan  Balances of the
Group II Loans; or

               (ii)   if the  Payment  Date is  occurring  on or  after  the  Payment  Date in
January  2009  and  before  the  Payment  Date  in  January  2010,  the  aggregate  amount  of
Liquidation  Loss  Amounts on the Group II Loans since the  Cut-off  Date  exceeds  2.00% plus
1/12th of 0.50% for each  Payment Date within such period of the  aggregate  Cut-off Date Loan
Balances of the Group II Loans; or

               (iii)  if the  Payment  Date is  occurring  on or  after  the  Payment  Date in
January  2010  and  before  the  Payment  Date  in  January  2011,  the  aggregate  amount  of
Liquidation  Loss  Amounts on the Group II Loans since the  Cut-off  Date  exceeds  2.50% plus
1/12th of 0.50% for each  Payment Date within such period of the  aggregate  Cut-off Date Loan
Balances of the Group II Loans; or

               (iv)   if the  Payment  Date is  occurring  on or  after  the  Payment  Date in
January  2011  and  before  the  Payment  Date  in  January  2012,  the  aggregate  amount  of
Liquidation  Loss  Amounts on the Group II Loans since the  Cut-off  Date  exceeds  3.00% plus
1/12th of 0.50% for each  Payment Date within such period of the  aggregate  Cut-off Date Loan
Balances of the Group II Loans; or

               (v)    if the  Payment  Date is  occurring  on or  after  the  Payment  Date in
January 2012,  the aggregate  amount of  Liquidation  Loss Amounts on the Group II Loans since the Cut-off Date exceeds  3.50% of the  aggregate  Cut-off Date Loan  Balances of the Group II
Loans; or

               (vi)   if on any  Payment  Date on or after the  Group II  Stepdown  Date,  the
Group II Rolling Three Month Delinquency Percentage is equal to or in excess of 4.00%.

               Trust:  The Home  Equity  Loan Trust  2005-HSA1  to be created  pursuant to the
Trust Agreement.

               Trust  Agreement:  The Amended and Restated  Trust  Agreement,  dated as of the
Closing Date, between the Owner Trustee and the Depositor.

               Trust Estate:  The meaning specified in the Granting Clause of the Indenture.

               Trust  Indenture  Act or TIA: The Trust  Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

               UCC: The Uniform  Commercial  Code,  as amended from time to time, as in effect in the States of New York, Delaware or Minnesota, as applicable.

               Uncertificated  Accrued Interest:  With respect to any REMIC I Regular Interest for any Payment Date,  one month's  interest at the related  REMIC I Remittance  Rate for such
Payment  Date,  accrued on the  Uncertificated  Principal  Balance  immediately  prior to such
Payment  Date.  Uncertificated  Accrued  Interest  for the  REMIC I  Regular  Interests  shall accrue on the basis of a 360-day year  consisting  of twelve  30-day  months.  For purposes of calculating the amount of  Uncertificated  Accrued Interest for the REMIC I Regular  Interests
for any Payment Date, any  Prepayment  Interest  Shortfalls or Relief Act Shortfalls  relating to the  Group I Loans  for such  Payment  Date  shall be  allocated  among the REMIC I Regular
Interests  pro rata  based on,  and to the extent  of,  the  Uncertificated  Accrued  Interest thereon,  as  calculated  without  the  application  of this  sentence.  With  respect  to any
Payment Date and REMIC II Regular  Interest  SB-IO,  one month's  interest at the  Certificate
Rate on the Notional Amount thereof  reduced by its pro-rata share of any Prepayment  Interest
Shortfalls  or Relief  Act  Shortfalls  relating  to the  Group I Loans,  but not  reduced  by amounts  distributable  pursuant to clauses  (iv),  (v) or (vi) of Section  3.05(a)(I)  of the
Indenture.

               Uncertificated  Principal  Balance:  With  respect to any Payment  Date and any
REMIC I Regular Interest, the initial  uncertificated  principal balance thereof (as set forth in the  definition of REMIC I Regular  Interests) as reduced on each  successive  Payment Date first by  Liquidation  Loss Amounts  allocated to the principal  thereof by the  definition of
REMIC I  Liquidation  Loss  Amounts  and second by  principal  deemed  distributed  in respect thereof on such  Payment  Date  pursuant  to  Section  5.01(f)  of the Trust  Agreement.  With
respect to any Payment Date and REMIC II Regular  Interest SB-PO,  the initial  uncertificated principal  balance  thereof  (as set  forth in the  definition  of REMIC II  Regular  Interest
SB-PO)  as  reduced  on each  successive  Payment  Date  first  by  Liquidation  Loss  Amounts allocated to the  principal  thereof by the  definition of REMIC II  Liquidation  Loss Amounts and second by principal  deemed  distributed in respect  thereof on such Payment Date pursuant to Section 5.01(g) of the Trust Agreement.

               Uncertificated  Regular  Interests:  The REMIC I Regular Interests and REMIC II
Regular Interest SB-IO and REMIC II Regular Interest SB-PO.

               Underwriters:  Banc of  America  Securities  LLC,  Bear,  Stearns  & Co.  Inc.,
Greenwich Capital Markets, Inc., and GMAC RFC Securities.

               Undercollateralization  Amount:  Initially  equal  to  approximately  $504,541.
With  respect to any  Payment  Date,  the  amount,  if any,  by which the  aggregate  Security
Balance of the Class II Notes on such  Payment  Date  exceeds the Pool Balance of the Group II
Loans  as of  the  last  day  of the  related  Collection  Period  (after  application  of Net
Principal Collections or Principal Collections, as the case may be, for such date).

               Uniform Single  Attestation  Program for Mortgage  Bankers:  The Uniform Single
Attestation  Program for Mortgage  Bankers,  as published by the Mortgage Bankers  Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

               Uninsured  Cause:  Any cause of damage to property  subject to a Mortgage  such that the  complete  restoration  of such  property  is not fully  reimbursable  by the  hazard insurance policies.

               United  States  Person:   A  citizen  or  resident  of  the  United  States,  a
corporation,  partnership  or other entity  created or organized in, or under the laws of, the
United  States,  any state  thereof,  or the  District  of  Columbia  (except in the case of a partnership,  to the extent  provided in Treasury  regulations)  or any political  subdivision thereof,  or an estate that is described  in Section  7701(a)(30)(D)  of the Code,  or a trust that is described in Section 7701(a)(30)(E) of the Code.

               Variable  Funding  Notes:  The Class II Notes  designated  as the  "Class  A-II
Variable Funding Notes" in the Indenture, including any Capped Funding Notes.

                                            A-1-14

                                             A-1-1
                                         EXHIBIT A-1

                                 FORM OF CLASS A-I-[__] NOTES

               UNLESS  THIS TERM NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO THE ISSUER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY TERM NOTE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF
DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH  OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

               [SOLELY  FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS TERM NOTE IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE  TERMS  ARE  DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").]

               THE  PRINCIPAL  OF THIS  TERM  NOTE IS  PAYABLE  IN  INSTALLMENTS  AS SET FORTH
HEREIN.  ACCORDINGLY,  THE OUTSTANDING  PRINCIPAL  AMOUNT OF THIS TERM NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

               THIS TERM NOTE DOES NOT  REPRESENT AN INTEREST IN OR  OBLIGATION OF THE SELLER,
THE  DEPOSITOR,  THE MASTER  SERVICER,  THE  INDENTURE  TRUSTEE,  THE TRUSTEE OR GMAC MORTGAGE
GROUP,  INC.  OR ANY OF THEIR  RESPECTIVE  AFFILIATES,  EXCEPT AS  EXPRESSLY  PROVIDED  IN THE
INDENTURE OR THE BASIC DOCUMENTS.

                               HOME EQUITY LOAN TRUST 2005-HSA1
                      Home Equity Loan-Backed Term Note, Class A-I-[__]

Registered                                                       Principal Amount:  $[_______]

No. 1                                                           Note Rate:  [Floating]/[Fixed]

CUSIP NO.

               Home  Equity  Loan  Trust  2005-HSA1,  a  statutory  trust duly  organized  and existing under the laws of the State of Delaware  (herein  referred to as the  "Issuer"),  for value  received,  hereby  promises to pay to Cede & Co. or registered  assigns,  the principal sum of  $[_______],  payable  on  each  Payment  Date in an  amount  equal  to the  Percentage
Interest  evidenced  by this Term  Note of the  aggregate  amount,  if any,  payable  from the
Payment  Account in respect of  principal  on the Term Notes  pursuant to Section  3.05 of the
Indenture dated as of December 29, 2005 (the "Indenture")  between the Issuer, as Issuer,  and
JPMorgan  Chase  Bank,  N.A.,  as  Indenture  Trustee  (the  "Indenture  Trustee");  provided, however,  that the entire unpaid  principal  amount of this Term Note shall be due and payable
on  the   Payment   Date   in  [  ],  to  the   extent   not   previously   paid  on  a  prior
Payment  Date.  Capitalized  terms used but not  defined  herein are  defined in Appendix A of the Indenture.

               [Interest  on the Class  A-I-[__]  Notes will be paid  monthly on each  Payment
Date at the Note  Rate for the  related  Interest  Period  subject  to  limitations  which may result in Group I Net WAC Cap Shortfalls  (as further  described in the  Indenture).  The Note
Rate for each  Interest  Period will be a [floating  rate equal to the least of (i) LIBOR plus
[__]% per annum and (ii) the Group I Net WAC  Rate]  [fixed  rate  equal to the  lesser of (i)
[__]% per annum [(or,  for any  Interest  Period  commencing  with the Payment  Date after the
Group I Step-Up  Date,  [__]%)] or (ii) the Group I Net WAC Rate].  LIBOR for each  applicable
Interest  Period will be determined  on the second LIBOR  Business Day  immediately  preceding
(i) the Closing Date in the case of the first  Interest  Period and (ii) the first day of each succeeding  Interest  Period  by the  Indenture  Trustee  as set forth in the  Indenture.  All determinations  of LIBOR by the Indenture  Trustee shall, in the absence of manifest error, be conclusive  for all purposes,  and each holder of this Term Note, by accepting this Term Note, agrees to be bound by such  determination.  Interest  on this Term Note will  accrue  for each
Payment Date from the most recent  Payment  Date on which  interest has been paid (in the case of the first  Payment  Date,  from the  Closing  Date) to but  excluding  such  Payment  Date.
Interest will be computed on the basis of [the actual  number of days in each Interest  Period and a year  assumed  to  consist  of 360  days][ a 360-day  year  consisting  of twelve 30 day months].  Principal  of and  interest on this Term Note shall be paid in the manner  specified on the reverse hereof.]

               Principal  of and  interest  on this  Term  Note are  payable  in such  coin or currency  of the  United  States of  America  as at the time of  payment  is legal  tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this
Term Note shall be applied  first to  interest  due and  payable on this Term Note as provided above and then to the unpaid principal of this Term Note.

               Reference is made to the further  provisions of this Term Note set forth on the reverse  hereof,  which  shall have the same  effect as though  fully set forth on the face of this Term Note.

               Unless  the  certificate  of  authentication  hereon has been  executed  by the
Indenture  Trustee whose name appears below by manual  signature,  this Term Note shall not be entitled to any benefit under the  Indenture  referred to on the reverse  hereof,  or be valid or obligatory for any purpose.

               This Term Note is one of a duly  authorized  issue of Term Notes of the Issuer, designated  as its Home Equity  Loan-Backed  Term Notes,  all issued under the  Indenture,  to which  Indenture  and all  indentures  supplemental  thereto  reference  is hereby  made for a statement of the respective  rights and  obligations  thereunder of the Issuer,  the Indenture
Trustee  and the  holders of the Term  Notes.  The Term Notes are  subject to all terms of the
Indenture.

               The Term Notes and the Variable Funding Notes  (collectively,  the "Notes") are and will be equally  and ratably  secured by the  collateral  pledged as security  therefor as provided in the Indenture.

               This Term Note is entitled to the benefits of an irrevocable and  unconditional financial guaranty insurance policy issued by Financial Guaranty Insurance Company.

               Principal  of and  interest  on this Term Note will be payable on each  Payment
Date,  commencing  January 25, 2006, as described in the  Indenture.  "Payment Date" means the twenty-fifth  day of each  month,  or, if any such date is not a Business  Day,  then the next
Business Day.

               The entire unpaid  principal  amount of this Term Note shall be due and payable
in  full  on  the   Payment   Date  in  [  ]  pursuant  to  the   Indenture,   to  the  extent
not previously  paid on a prior Payment Date.  Notwithstanding  the foregoing,  if an Event of
Default shall have occurred and be  continuing,  then the Indenture  Trustee or the holders of
Notes  representing  not less than a majority of the  Security  Balances of all Notes with the consent  of the  Credit  Enhancer,  or  the  Credit  Enhancer  may  declare  the  Notes  to be immediately  due and payable in the manner  provided  in Section  5.02 of the  Indenture.  All principal  payments  on the Term  Notes  shall be made pro rata to the  holders  of Term Notes entitled thereto.

               Payments of interest  on this Term Note due and payable on each  Payment  Date, together  with the  installment  of  principal,  if any, to the extent not in full  payment of this Term  Note,  shall be made by check  mailed  to the  Person  whose  name  appears  as the
Registered  Holder of this Term Note (or one or more  Predecessor  Notes) on the Note Register as of the close of  business  on each  Record  Date,  except  that with  respect to Term Notes registered  on the  Record  Date  in  the  name  of  the  nominee  of  the  Depository  Agency
(initially,  such  nominee  to be Cede & Co.),  payments  will  be  made by wire  transfer  in immediately  available funds to the account  designated by such nominee.  Such checks shall be mailed to the  Person  entitled  thereto at the  address  of such  Person as it appears on the
Note  Register as of the  applicable  Record  Date  without  requiring  that this Term Note be submitted for notation of payment.  Any  reduction in the  principal  amount of this Term Note
(or any one or more  Predecessor  Notes)  effected by any  payments  made on any Payment  Date shall be binding  upon all future  holders of this Term Note and of any Term Note  issued upon the  registration of transfer  hereof or in exchange hereof or in lieu hereof,  whether or not noted  hereon.  If funds are  expected to be  available,  as provided  in the  Indenture,  for payment in full of the then remaining  unpaid  principal amount of this Term Note on a Payment
Date,  then the  Indenture  Trustee,  in the name of and on behalf of the Issuer,  will notify the Person who was the  Registered  Holder hereof as of the Record Date preceding such Payment
Date by notice mailed or transmitted  by facsimile  prior to such Payment Date, and the amount then due and payable shall be payable only upon  presentation  and surrender of this Term Note at the address specified in such notice of final payment.

               As  provided in the  Indenture  and  subject to certain  limitations  set forth therein,  the  transfer  of this  Term  Note  may be  registered  on the  Note  Register  upon surrender of this Term Note for  registration of transfer at the Corporate Trust Office,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to the
Indenture  Trustee  duly  executed  by,  the  holder  hereof or such  holder's  attorney  duly authorized in writing,  with such signature guaranteed by an "eligible guarantor  institution"
meeting the  requirements  of the Note Registrar,  which  requirements  include  membership or participation in the Securities  Transfer Agent's  Medallion  Program  ("STAMP") or such other
"signature  guarantee  program" as may be determined by the Note  Registrar in addition to, or in  substitution  for, STAMP,  all in accordance with the Securities  Exchange Act of 1934, as amended,  and  thereupon  one or more new Term Notes in  authorized  denominations  and in the same aggregate  principal  amount will be issued to the designated  transferee or transferees.
No service  charge will be charged for any  registration  of transfer or exchange of this Term
Note,  but the Note  Registrar  shall require  payment of a sum sufficient to cover any tax or governmental  charge that may be imposed in connection  with any  registration  of transfer or exchange of this Term Note.

               Each holder or  Beneficial  Owner of a Term Note, by acceptance of a Term Note, or, in the case of a Beneficial  Owner of a Term Note,  a beneficial  interest in a Term Note, covenants and agrees that no recourse may be taken,  directly or  indirectly,  with respect to the  obligations  of the Issuer,  the Owner  Trustee,  the Seller,  the Master  Servicer,  the
Depositor  or the  Indenture  Trustee  on  the  Term  Notes  or  under  the  Indenture  or any certificate  or other  writing  delivered in connection  therewith,  against (i) the Indenture
Trustee  or the Owner  Trustee  in its  individual  capacity,  (ii) any owner of a  beneficial interest in the Issuer or (iii) any partner, owner,  beneficiary,  agent, officer, director or employee  of the  Indenture  Trustee or the Owner  Trustee  in its  individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the Indenture Trustee or
of any  successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual capacity,  except as any such  Person  may have  expressly  agreed  and  except  that any such partner,  owner or  beneficiary  shall be fully liable,  to the extent  provided by applicable law for any unpaid  consideration  for stock,  unpaid capital  contribution  or failure to pay any installment or call owing to such entity.

               Each holder or  Beneficial  Owner of a Term Note,  by acceptance of a Term Note or, in the case of a Beneficial  Owner of a Term Note,  a beneficial  interest in a Term Note, covenants  and  agrees  by  accepting  the  benefits  of the  Indenture  that  such  holder or
Beneficial  Owner of a Term Note will not at any time  institute  against the Depositor or the
Issuer,  or join in any institution  against the Depositor,  the Seller,  the Master Servicer,
GMAC  Mortgage  Group,  Inc. or the Issuer of, any  bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings  under any United States federal or state bankruptcy or similar law in connection  with any obligations  relating to the Term Notes,  the Indenture or the Basic Documents.

               Prior to the due  presentment  for  registration of transfer of this Term Note, the Issuer,  the Indenture  Trustee and any agent of the Issuer or the  Indenture  Trustee may treat the Person in whose name this Term Note is  registered  (as of the day of  determination or as of such other date as may be  specified  in the  Indenture)  as the owner hereof for all purposes,  whether or not this Term Note be  overdue,  and none of the Issuer,  the  Indenture
Trustee or any such agent shall be affected by notice to the contrary.

               The  Indenture  permits,  with  certain  exceptions  as therein  provided,  the amendment  thereof and the  modification  of the rights and  obligations of the Issuer and the
Indenture  Trustee and the rights of the holders of the Term Notes under the  Indenture at any time by the  Issuer  and the  Indenture  Trustee  with the  consent  of the  holders  of Notes representing  a majority of the  Security  Balances of all Notes at the time  Outstanding  and the  Credit  Enhancer  and with  prior  notice to the  Rating  Agencies.  The  Indenture  also contains  provisions  permitting the holders of Notes  representing  specified  percentages of the  Security  Balances  of all Notes,  on behalf of the  holders  of all the Notes,  to waive compliance  by the Issuer with certain  provisions  of the Indenture and certain past defaults under the  Indenture  and their  consequences.  Any such  consent  or waiver by the  holder of this Term Note (or any one of more  Predecessor  Notes) shall be  conclusive  and binding upon such  holder and upon all future  holders of this Term Note and of any Term Note  issued  upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof whether or not notation of such  consent or waiver is made upon this Term Note.  The  Indenture  also permits the Issuer  and the  Indenture  Trustee to amend or waive  certain  terms and  conditions  set forth in the  Indenture  without  the consent of holders of the Term Notes  issued  thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

               The term  "Issuer"  as used in this Term Note  includes  any  successor  or the
Issuer under the Indenture.

               The Issuer is permitted  by the  Indenture,  under  certain  circumstances,  to merge or consolidate,  subject to the rights of the Indenture  Trustee and the holders of Term
Notes under the Indenture.

               The Term  Notes  are  issuable  only in  registered  form in  denominations  as provided in the Indenture, subject to certain limitations therein set forth.

               This Term Note and the  Indenture  shall be  construed in  accordance  with the laws of the State of New York,  without  reference to its conflict of law  provisions  and the obligations,  rights and remedies of the parties  hereunder and thereunder shall be determined in accordance with such laws.

               No reference  herein to the  Indenture and no provision of this Term Note or of the  Indenture  shall alter or impair,  the  obligation  of the Issuer,  which is absolute and unconditional,  to pay the  principal  of and  interest on this Term Note at the times,  place and rate, and in the coin or currency herein prescribed.

               Anything herein to the contrary  notwithstanding,  except as expressly provided in the  Basic  Documents,  none  of  Wilmington  Trust  Company  in its  individual  capacity,
JPMorgan Chase Bank, N.A., in its individual  capacity,  any owner of a beneficial interest in the Issuer, or any of their respective partners,  beneficiaries,  agents, officers, directors, employees or successors or assigns shall be personally  liable for, nor shall  recourse be had to any of them for, the payment of  principal of or interest on this Term Note or  performance of, or omission to perform,  any of the covenants,  obligations or indemnifications  contained in the Indenture.  The holder of this Term Note by its acceptance  hereof agrees that,  except as expressly  provided in the Basic  Documents,  in the case of an Event of Default  under the
Indenture,  the holder shall have no claim against any of the  foregoing  for any  deficiency, loss or claim therefrom;  provided,  however,  that nothing contained herein shall be taken to prevent  recourse  to,  and  enforcement  against,  the  assets of the  Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Term Note.

        IN  WITNESS  WHEREOF,  the  Owner  Trustee,  on behalf  of the  Issuer  and not in its individual capacity, has caused this Term Note to be duly executed.

                                            HOME EQUITY LOAN TRUST 2005-HSA1,

                                            By     WILMINGTON TRUST COMPANY, not
                                                   in its individual capacity but solely as
                                                   Owner Trustee

Dated:  December 29, 2005

                                            By:
                                               Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is one of the Term Notes referred to in the within mentioned Indenture.

                                            JPMORGAN CHASE BANK, N.A., not in
                                            its individual capacity but solely as Indenture
                                            Trustee

Dated:  December 29, 2005

                                            By:
                                               Authorized Signatory

                                          ASSIGNMENT

Social   Security   or   taxpayer   I.D.   or   other   identifying    number   of   assignee:
______________________________________________________________________________

               FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfer unto
____________________________________________________________________________________________________________________________________________________________
                                (name and address of assignee)

the  within  Term Note and all  rights  thereunder,  and hereby  irrevocably  constitutes  and
appoints    _____________________________________________________________,     attorney,    to
transfer  said  Term Note on the  books  kept for  registration  thereof,  with full  power of substitution in the premises.

Dated:                                                                                    */
                                                   Signature Guaranteed:

                                                                                           */

*       NOTICE:  The  signature  to this  assignment  must  correspond  with  the  name of the registered  owner as it  appears  on the face of the  within  Term  Note in every  particular, without  alteration,  enlargement  or any change  whatever.  Such signature must be guaranteed by an "eligible guarantor  institution" meeting the requirements of the Note Registrar,  which requirements  include membership or participation in STAMP or such other "signature  guarantee program" as may be determined by the Note  Registrar in addition to, or in  substitution  for,
STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   FORM OF CLASS A-II NOTES

               UNLESS  THIS TERM NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO THE ISSUER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY TERM NOTE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF
DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH  OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

               THE  PRINCIPAL  OF THIS  TERM  NOTE IS  PAYABLE  IN  INSTALLMENTS  AS SET FORTH
HEREIN.  ACCORDINGLY,  THE OUTSTANDING  PRINCIPAL  AMOUNT OF THIS TERM NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

               THIS TERM NOTE DOES NOT  REPRESENT AN INTEREST IN OR  OBLIGATION OF THE SELLER,
THE  DEPOSITOR,  THE MASTER  SERVICER,  THE  INDENTURE  TRUSTEE,  THE TRUSTEE OR GMAC MORTGAGE
GROUP,  INC.  OR ANY OF THEIR  RESPECTIVE  AFFILIATES,  EXCEPT AS  EXPRESSLY  PROVIDED  IN THE
INDENTURE OR THE BASIC DOCUMENTS.

                               HOME EQUITY LOAN TRUST 2005-HSA1
                        Home Equity Loan-Backed Term Note, Class A-II

Registered                                               Principal Amount:  $[               ]

No. 1                                                                     Note Rate:  Floating

CUSIP NO.

               Home  Equity  Loan  Trust  2005-HSA1,  a  statutory  trust duly  organized  and existing under the laws of the State of Delaware  (herein  referred to as the  "Issuer"),  for value  received,  hereby  promises to pay to Cede & Co. or registered  assigns,  the principal sum of $[ ],  payable  on each  Payment  Date in an amount  equal to the  Percentage  Interest evidenced  by this  Term  Note of the  aggregate  amount,  if any,  payable  from the  Payment
Account in respect of  principal on the Term Notes  pursuant to Section 3.05 of the  Indenture dated as of December 29, 2005 (the "Indenture")  between the Issuer,  as Issuer,  and JPMorgan
Chase Bank, N.A., as Indenture  Trustee (the "Indenture  Trustee");  provided,  however,  that the entire unpaid  principal  amount of this Term Note shall be due and payable on the Payment
Date  in  December  2035,  to  the  extent  not  previously  paid  on a  prior  Payment  Date.
Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

               Interest on the Class A-II Notes will be paid  monthly on each  Payment Date at the Note Rate for the  related  Interest  Period  subject to  limitations  which may result in
Group II Net WAC Cap Shortfalls  (as further  described in the  Indenture).  The Note Rate for each  Interest  Period will be a floating  rate equal to the least of (i) LIBOR plus 0.22% per annum,  (ii) 17.25% per annum and (iii) the Group II Net WAC Rate.  LIBOR for each  applicable
Interest  Period will be determined  on the second LIBOR  Business Day  immediately  preceding
(i) the Closing Date in the case of the first  Interest  Period and (ii) the first day of each succeeding  Interest  Period  by the  Indenture  Trustee  as set forth in the  Indenture.  All determinations  of LIBOR by the Indenture  Trustee shall, in the absence of manifest error, be conclusive  for all purposes,  and each holder of this Term Note, by accepting this Term Note, agrees to be bound by such  determination.  Interest  on this Term Note will  accrue  for each
Payment Date from the most recent  Payment  Date on which  interest has been paid (in the case of the first  Payment  Date,  from the  Closing  Date) to but  excluding  such  Payment  Date.
Interest will be computed on the basis of the actual  number of days in each  Interest  Period and a year  assumed  to  consist  of 360 days.  Principal  of and  interest  on this Term Note shall be paid in the manner specified on the reverse hereof.

               Principal  of and  interest  on this  Term  Note are  payable  in such  coin or currency  of the  United  States of  America  as at the time of  payment  is legal  tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this
Term Note shall be applied  first to  interest  due and  payable on this Term Note as provided above and then to the unpaid principal of this Term Note.

               Reference is made to the further  provisions of this Term Note set forth on the reverse  hereof,  which  shall have the same  effect as though  fully set forth on the face of this Term Note.

               Unless  the  certificate  of  authentication  hereon has been  executed  by the
Indenture  Trustee whose name appears below by manual  signature,  this Term Note shall not be entitled to any benefit under the  Indenture  referred to on the reverse  hereof,  or be valid or obligatory for any purpose.

               This Term Note is one of a duly  authorized  issue of Term Notes of the Issuer, designated  as its Home Equity  Loan-Backed  Term Notes,  all issued under the  Indenture,  to which  Indenture  and all  indentures  supplemental  thereto  reference  is hereby  made for a statement of the respective  rights and  obligations  thereunder of the Issuer,  the Indenture
Trustee  and the  holders of the Term  Notes.  The Term Notes are  subject to all terms of the
Indenture.

               The Term Notes and the Variable Funding Notes  (collectively,  the "Notes") are and will be equally  and ratably  secured by the  collateral  pledged as security  therefor as provided in the Indenture.

               This Term Note is entitled to the benefits of an irrevocable and  unconditional financial guaranty insurance policy issued by Financial Guaranty Insurance Company.

               Principal  of and  interest  on this Term Note will be payable on each  Payment
Date,  commencing  January 25, 2006, as described in the  Indenture.  "Payment Date" means the twenty-fifth  day of each  month,  or, if any such date is not a Business  Day,  then the next
Business Day.

               The entire unpaid  principal  amount of this Term Note shall be due and payable in full on the Payment  Date in December  2035  pursuant to the  Indenture,  to the extent not previously  paid on a prior  Payment  Date.  Notwithstanding  the  foregoing,  if an  Event of
Default shall have occurred and be  continuing,  then the Indenture  Trustee or the holders of
Notes  representing  not less than a majority of the  Security  Balances of all Notes with the consent  of the  Credit  Enhancer,  or  the  Credit  Enhancer  may  declare  the  Notes  to be immediately  due and payable in the manner  provided  in Section  5.02 of the  Indenture.  All principal  payments  on the Term  Notes  shall be made pro rata to the  holders  of Term Notes entitled thereto.

               Payments of interest  on this Term Note due and payable on each  Payment  Date, together  with the  installment  of  principal,  if any, to the extent not in full  payment of this Term  Note,  shall be made by check  mailed  to the  Person  whose  name  appears  as the
Registered  Holder of this Term Note (or one or more  Predecessor  Notes) on the Note Register as of the close of  business  on each  Record  Date,  except  that with  respect to Term Notes registered  on the  Record  Date  in  the  name  of  the  nominee  of  the  Depository  Agency
(initially,  such  nominee  to be Cede & Co.),  payments  will  be  made by wire  transfer  in immediately  available funds to the account  designated by such nominee.  Such checks shall be mailed to the  Person  entitled  thereto at the  address  of such  Person as it appears on the
Note  Register as of the  applicable  Record  Date  without  requiring  that this Term Note be submitted for notation of payment.  Any  reduction in the  principal  amount of this Term Note
(or any one or more  Predecessor  Notes)  effected by any  payments  made on any Payment  Date shall be binding  upon all future  holders of this Term Note and of any Term Note  issued upon the  registration of transfer  hereof or in exchange hereof or in lieu hereof,  whether or not noted  hereon.  If funds are  expected to be  available,  as provided  in the  Indenture,  for payment in full of the then remaining  unpaid  principal amount of this Term Note on a Payment
Date,  then the  Indenture  Trustee,  in the name of and on behalf of the Issuer,  will notify the Person who was the  Registered  Holder hereof as of the Record Date preceding such Payment
Date by notice mailed or transmitted  by facsimile  prior to such Payment Date, and the amount then due and payable shall be payable only upon  presentation  and surrender of this Term Note at the address specified in such notice of final payment.

               As  provided in the  Indenture  and  subject to certain  limitations  set forth therein,  the  transfer  of this  Term  Note  may be  registered  on the  Note  Register  upon surrender of this Term Note for  registration of transfer at the Corporate Trust Office,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to the
Indenture  Trustee  duly  executed  by,  the  holder  hereof or such  holder's  attorney  duly authorized in writing,  with such signature guaranteed by an "eligible guarantor  institution"
meeting the  requirements  of the Note Registrar,  which  requirements  include  membership or participation in the Securities  Transfer Agent's  Medallion  Program  ("STAMP") or such other
"signature  guarantee  program" as may be determined by the Note  Registrar in addition to, or in  substitution  for, STAMP,  all in accordance with the Securities  Exchange Act of 1934, as amended,  and  thereupon  one or more new Term Notes in  authorized  denominations  and in the same aggregate  principal  amount will be issued to the designated  transferee or transferees.
No service  charge will be charged for any  registration  of transfer or exchange of this Term
Note,  but the Note  Registrar  shall require  payment of a sum sufficient to cover any tax or governmental  charge that may be imposed in connection  with any  registration  of transfer or exchange of this Term Note.

               Each holder or  Beneficial  Owner of a Term Note, by acceptance of a Term Note, or, in the case of a Beneficial  Owner of a Term Note,  a beneficial  interest in a Term Note, covenants and agrees that no recourse may be taken,  directly or  indirectly,  with respect to the  obligations  of the Issuer,  the Owner  Trustee,  the Seller,  the Master  Servicer,  the
Depositor  or the  Indenture  Trustee  on  the  Term  Notes  or  under  the  Indenture  or any certificate  or other  writing  delivered in connection  therewith,  against (i) the Indenture
Trustee  or the Owner  Trustee  in its  individual  capacity,  (ii) any owner of a  beneficial interest in the Issuer or (iii) any partner, owner,  beneficiary,  agent, officer, director or employee  of the  Indenture  Trustee or the Owner  Trustee  in its  individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the Indenture Trustee or
of any  successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual capacity,  except as any such  Person  may have  expressly  agreed  and  except  that any such partner,  owner or  beneficiary  shall be fully liable,  to the extent  provided by applicable law for any unpaid  consideration  for stock,  unpaid capital  contribution  or failure to pay any installment or call owing to such entity.

               Each holder or  Beneficial  Owner of a Term Note,  by acceptance of a Term Note or, in the case of a Beneficial  Owner of a Term Note,  a beneficial  interest in a Term Note, covenants  and  agrees  by  accepting  the  benefits  of the  Indenture  that  such  holder or
Beneficial  Owner of a Term Note will not at any time  institute  against the Depositor or the
Issuer,  or join in any institution  against the Depositor,  the Seller,  the Master Servicer,
GMAC  Mortgage  Group,  Inc. or the Issuer of, any  bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings  under any United States federal or state bankruptcy or similar law in connection  with any obligations  relating to the Term Notes,  the Indenture or the Basic Documents.

               The Issuer has  entered  into the  Indenture  and this Term Note is issued with the intention  that, for federal,  state and local income,  single  business and franchise tax purposes,  the Term Notes will qualify as  indebtedness  of the Issuer.  Each holder of a Term
Note,  by acceptance  of a Term Note (and each  Beneficial  Owner of a Term Note by acceptance of a beneficial  interest in a Term Note),  agrees to treat the Term Notes for federal,  state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

               Prior to the due  presentment  for  registration of transfer of this Term Note, the Issuer,  the Indenture  Trustee and any agent of the Issuer or the  Indenture  Trustee may treat the Person in whose name this Term Note is  registered  (as of the day of  determination or as of such other date as may be  specified  in the  Indenture)  as the owner hereof for all purposes,  whether or not this Term Note be  overdue,  and none of the Issuer,  the  Indenture
Trustee or any such agent shall be affected by notice to the contrary.

               The  Indenture  permits,  with  certain  exceptions  as therein  provided,  the amendment  thereof and the  modification  of the rights and  obligations of the Issuer and the
Indenture  Trustee and the rights of the holders of the Term Notes under the  Indenture at any time by the  Issuer  and the  Indenture  Trustee  with the  consent  of the  holders  of Notes representing  a majority of the  Security  Balances of all Notes at the time  Outstanding  and the  Credit  Enhancer  and with  prior  notice to the  Rating  Agencies.  The  Indenture  also contains  provisions  permitting the holders of Notes  representing  specified  percentages of the  Security  Balances  of all Notes,  on behalf of the  holders  of all the Notes,  to waive compliance  by the Issuer with certain  provisions  of the Indenture and certain past defaults under the  Indenture  and their  consequences.  Any such  consent  or waiver by the  holder of this Term Note (or any one of more  Predecessor  Notes) shall be  conclusive  and binding upon such  holder and upon all future  holders of this Term Note and of any Term Note  issued  upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof whether or not notation of such  consent or waiver is made upon this Term Note.  The  Indenture  also permits the Issuer  and the  Indenture  Trustee to amend or waive  certain  terms and  conditions  set forth in the  Indenture  without  the consent of holders of the Term Notes  issued  thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

               The term  "Issuer"  as used in this Term Note  includes  any  successor  or the
Issuer under the Indenture.

               The Issuer is permitted  by the  Indenture,  under  certain  circumstances,  to merge or consolidate,  subject to the rights of the Indenture  Trustee and the holders of Term
Notes under the Indenture.

               The Term  Notes  are  issuable  only in  registered  form in  denominations  as provided in the Indenture, subject to certain limitations therein set forth.

               This Term Note and the  Indenture  shall be  construed in  accordance  with the laws of the State of New York,  without  reference to its conflict of law  provisions  and the obligations,  rights and remedies of the parties  hereunder and thereunder shall be determined in accordance with such laws.

               No reference  herein to the  Indenture and no provision of this Term Note or of the  Indenture  shall alter or impair,  the  obligation  of the Issuer,  which is absolute and unconditional,  to pay the  principal  of and  interest on this Term Note at the times,  place and rate, and in the coin or currency herein prescribed.

               Anything herein to the contrary  notwithstanding,  except as expressly provided in the  Basic  Documents,  none  of  Wilmington  Trust  Company  in its  individual  capacity,
JPMorgan Chase Bank, N.A., in its individual  capacity,  any owner of a beneficial interest in the Issuer, or any of their respective partners,  beneficiaries,  agents, officers, directors, employees or successors or assigns shall be personally  liable for, nor shall  recourse be had to any of them for, the payment of  principal of or interest on this Term Note or  performance of, or omission to perform,  any of the covenants,  obligations or indemnifications  contained in the Indenture.  The holder of this Term Note by its acceptance  hereof agrees that,  except as expressly  provided in the Basic  Documents,  in the case of an Event of Default  under the
Indenture,  the holder shall have no claim against any of the  foregoing  for any  deficiency, loss or claim therefrom;  provided,  however,  that nothing contained herein shall be taken to prevent  recourse  to,  and  enforcement  against,  the  assets of the  Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Term Note.

        IN  WITNESS  WHEREOF,  the  Owner  Trustee,  on behalf  of the  Issuer  and not in its individual capacity, has caused this Term Note to be duly executed.

                                            HOME EQUITY LOAN TRUST 2005-HSA1,

                                            By     WILMINGTON TRUST COMPANY, not
                                                   in its individual capacity but solely as
                                                   Owner Trustee

Dated:  December 29, 2005

                                            By:
                                               Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is one of the Term Notes referred to in the within mentioned Indenture.

                                            JPMORGAN CHASE BANK, N.A., not in
                                            its individual capacity but solely as Indenture
                                            Trustee

Dated:  December 29, 2005

                                            By:
                                               Authorized Signatory

                                          ASSIGNMENT

Social   Security   or   taxpayer   I.D.   or   other   identifying    number   of   assignee:
______________________________________________________________________________

               FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfer unto
____________________________________________________________________________________________________________________________________________________________
                                (name and address of assignee)

the  within  Term Note and all  rights  thereunder,  and hereby  irrevocably  constitutes  and
appoints    _____________________________________________________________,     attorney,    to
transfer  said  Term Note on the  books  kept for  registration  thereof,  with full  power of substitution in the premises.

Dated:                                                                                    */
                                                   Signature Guaranteed:

                                                                                           */

                                             A-2-9

                                             A-2-1
                                         EXHIBIT A-2

                                FORM OF VARIABLE FUNDING NOTES

               THIS VARIABLE  FUNDING NOTE HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER THE
SECURITIES  ACT OF 1933,  AS  AMENDED,  OR THE  SECURITIES  LAWS OF ANY  STATE  AND MAY NOT BE
RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR
TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND UNDER
APPLICABLE  STATE LAW AND IS TRANSFERRED IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 4.02 OF
THE INDENTURE REFERRED TO HEREIN.

               THE PRINCIPAL OF THIS VARIABLE  FUNDING NOTE IS PAYABLE IN  INSTALLMENTS AS SET
FORTH HEREIN.  ACCORDINGLY,  THE OUTSTANDING  PRINCIPAL  AMOUNT OF THIS VARIABLE  FUNDING NOTE
AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

               THIS  VARIABLE  FUNDING NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF
THE SELLER, THE DEPOSITOR,  THE MASTER SERVICER,  THE INDENTURE  TRUSTEE,  THE TRUSTEE OR GMAC
MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY  PROVIDED IN
THE INDENTURE OR THE BASIC DOCUMENTS.

                               HOME EQUITY LOAN TRUST 2005-HSA1
                        Home Equity Loan-Backed Variable Funding Note

Registered                                       Initial Maximum Variable
                                                 Funding Note Balance:  $0.00

No.VFN-1                                                                  Note Rate:  Floating

               Home  Equity  Loan  Trust  2005-HSA1,  a  statutory  trust duly  organized  and existing under the laws of the State of Delaware  (herein  referred to as the  "Issuer"),  for value  received,  hereby  promises to pay to  Residential  Funding  Corporation  or registered assigns,  the principal  amount set forth on Schedule A attached  hereto (or  otherwise  owing hereunder as determined  pursuant to the Indenture as defined below),  payable on each Payment
Date in an amount  equal to the pro rata  portion  allocable  hereto  (based  on the  Security
Balances  of all  Variable  Funding  Notes  immediately  prior  to such  Payment  Date) of the aggregate  amount,  if any,  payable  from the Payment  Account in respect of principal on the
Variable  Funding  Notes  pursuant to Section 3.05 of the  Indenture  dated as of December 29,
2005 (the  "Indenture")  between the Issuer,  as Issuer,  and JPMorgan  Chase Bank,  N.A.,  as
Indenture  Trustee  (the  "Indenture  Trustee");  provided,  however,  that the entire  unpaid principal  amount of this  Variable  Funding Note shall be due and payable on the Payment Date in  December  2035 to the extent not  previously  paid on a prior  Payment  Date.  Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

               Interest on the  Variable  Funding  Notes will be paid  monthly on each Payment
Date at the Note  Rate for the  related  Interest  Period  subject  to  limitations  which may result in Group II Net WAC Cap Shortfalls (as further  described in the  Indenture).  The Note
Rate for each  Interest  Period  will be a floating  rate equal to the least of (i) LIBOR plus
0.22% per annum,  (ii)  17.25%  per annum and (iii) the Group II Net WAC Rate.  LIBOR for each applicable  Interest  Period will be determined on the second LIBOR  Business Day  immediately preceding  (i) the Closing  Date in the case of the first  Interest  Period and (ii) the first day of  each  succeeding  Interest  Period  by the  Indenture  Trustee  as  set  forth  in the
Indenture.  All  determinations  of LIBOR by the Indenture  Trustee  shall,  in the absence of manifest  error,  be  conclusive  for all purposes,  and each holder of this Variable  Funding
Note, by accepting  this  Variable  Funding  Note,  agrees to be bound by such  determination.
Interest  on this  Variable  Funding  Note will  accrue  for each  Payment  Date from the most recent  Payment Date on which  interest has been paid (in the case of the First  Payment Date, from the Closing  Date) to but excluding  such Payment Date.  Interest will be computed on the basis of the actual  number of days in each  Interest  Period and a year assumed to consist of
360 days.  Principal  of and  interest  on this  Variable  Funding  Note  shall be paid in the manner specified on the reverse hereof.

               Principal  of and  interest on this  Variable  Funding Note are payable in such coin or  currency  of the United  States of America as at the time of payment is legal  tender for payment of public and  private  debts.  All  payments  made by the Issuer with  respect to this  Variable  Funding  Note  shall be  applied  first to  interest  due and  payable on this
Variable  Funding Note as provided  above and then to the unpaid  principal  of this  Variable
Funding Note.

               Reference is made to the further  provisions of this Variable  Funding Note set forth on the reverse  hereof,  which  shall have the same effect as though  fully set forth on the face of this Variable Funding Note.

               Unless  the  certificate  of  authentication  hereon has been  executed  by the
Indenture  Trustee whose name appears below by manual  signature,  this Variable  Funding Note shall not be entitled to any benefit  under the Indenture  referred to on the reverse  hereof, or be valid or obligatory for any purpose.

               This  Variable  Funding  Note is one of a duly  authorized  issue  of  Variable
Funding  Notes of the Issuer,  designated  as its Home  Equity  Loan-Backed  Variable  Funding
Notes (herein called the "Variable Funding Notes"),  all issued under the Indenture,  to which
Indenture and all  indentures  supplemental  thereto  reference is hereby made for a statement of the respective rights and obligations  thereunder of the Issuer,  the Indenture Trustee and the holders of the  Variable  Funding  Notes.  The Variable  Funding  Notes are subject to all terms of the Indenture.

               The Variable Funding Notes and the Term Notes  (collectively,  the "Notes") are and will be equally  and ratably  secured by the  collateral  pledged as security  therefor as provided in the Indenture.

               This Variable  Funding Note is entitled to the benefits of an  irrevocable  and unconditional  financial  guaranty  insurance  policy issued by Financial  Guaranty  Insurance
Company.

               Principal  of and  interest on this  Variable  Funding  Note will be payable on each Payment  Date,  commencing  January 25, 2006,  as  described in the  Indenture.  "Payment
Date" means the  twenty-fifth  day of each month,  or, if any such day is not a Business  Day, then the next Business Day.

               The entire unpaid  principal  amount of this Variable Funding Note shall be due and payable in full on the Payment Date in December  2035  pursuant to the  Indenture,  to the extent not  previously  paid on a prior Payment Date.  Notwithstanding  the  foregoing,  if an
Event of Default shall have  occurred and be  continuing,  then the  Indenture  Trustee or the holders of Notes  representing not less than a majority of the Security  Balances of all Notes with the consent of the Credit  Enhancer,  or the Credit  Enhancer may declare the Notes to be immediately  due and payable in the manner  provided  in Section  5.02 of the  Indenture.  All principal  payments  on the  Variable  Funding  Notes shall be made pro rata to the holders of
Variable Funding Notes entitle thereto.

               Payments  of  interest on this  Variable  Funding  Note due and payable on each
Payment Date,  together with the  installment of principal,  if any, to the extent not in full payment of this  Variable  Funding  Note,  shall be made by check  mailed to the Person  whose name  appears  as the  Registered  Holder  of  this  Variable  Funding  Note  (or  one or more
Predecessor  Notes) on the Note  Register as of the close of  business  on each  Record  Date, except that with respect to Variable  Funding Notes  registered on the Record Date in the name of the nominee of the Depository Agency (initially,  such nominee to be Cede & Co.),  payments will be made by wire  transfer in  immediately  available  funds to the account  designated by such  nominee.  Such checks shall be mailed to the Person  entitled  thereto at the address of such  Person as it appears on the Note  Register  as of the  applicable  Record  Date  without requiring  that  this  Variable  Funding  Note be  submitted  for  notation  of  payment.  Any reduction  in the  principal  amount  of  this  Variable  Funding  Note  (or  any  one or more
Predecessor  Variable  Funding Notes)  effected by any payments made on any Payment Date shall be binding upon all future holders of this Variable  Funding Note and of any Variable  Funding
Note  issued  upon the  registration  of  transfer  hereof  or in  exchange  hereof or in lieu hereof,  whether or not noted hereon.  If funds are expected to be  available,  as provided in the  Indenture,  for payment in full of the then  remaining  unpaid  principal  amount of this
Variable  Funding Note on a Payment Date,  then the Indenture  Trustee,  in the name of and on behalf of the Issuer,  will notify the Person who was the  Registered  Holder hereof as of the
Record Date preceding  such Payment Date by notice mailed or  transmitted  by facsimile  prior to such  Payment  Date  and the  amount  then  due and  payable  shall be  payable  only  upon presentation  and  surrender of this  Variable  Funding Note at the address  specified in such notice of final payment.

               As  provided in the  Indenture  and  subject to certain  limitations  set forth therein,  the transfer of this  Variable  Funding Note may be  registered on the Note Register upon  surrender of this Variable  Funding Note for  registration  of transfer at the Corporate
Trust Office,  duly endorsed by, and  accompanied by a written  instrument of transfer in form satisfactory  to the  Indenture  Trustee duly  executed by, the holder hereof or such holder's attorney  duly  authorized  in  writing,  with  such  signature  guaranteed  by  an  "eligible guarantor  institution"  meeting the  requirements of the Note Registrar,  which  requirements include  membership or participation  in the Securities  Transfer  Agent's  Medallion  Program
("STAMP")  or such  other  "signature  guarantee  program"  as may be  determined  by the Note
Registrar  in  addition  to  or in  substitution  for,  STAMP,  all  in  accordance  with  the
Securities  Exchange Act of 1934, as amended,  and thereupon one or more new Variable  Funding
Notes in authorized  denominations  and in the same aggregate  principal amount will be issued to the  designated  transferee  or  transferees.  No service  charge  will be charged  for any registration  of transfer or exchange of this Variable  Funding Note,  but the Note  Registrar shall require  payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in  connection  with any  registration  of transfer  or  exchange of this  Variable
Funding Note.

               Each holder or Beneficial  Owner of a Variable Funding Note, by acceptance of a
Variable  Funding Note or, in the case of a  Beneficial  Owner of a Variable  Funding  Note, a beneficial  interest in a Variable Funding Note,  covenants and agrees that no recourse may be taken,  directly or  indirectly,  with  respect to the  obligations  of the Issuer,  the Owner
Trustee,  the Seller,  the Master  Servicer,  the  Depositor or the  Indenture  Trustee on the
Variable  Funding Notes or under the Indenture or any  certificate or other writing  delivered in  connection  therewith,  against  (i) the  Indenture  Trustee  or the Owner  Trustee in its
individual  capacity,  (ii) any  owner of a  beneficial  interest  in the  Issuer or (iii) any partner,  owner,  beneficiary,  agent, officer,  director or employee of the Indenture Trustee or the Owner Trustee in its individual  capacity,  any holder of a beneficial  interest in the
Issuer,  the Owner  Trustee  or the  Indenture  Trustee or of any  successor  or assign of the
Indenture Trustee or the Owner Trustee in its individual  capacity,  except as any such Person may have  expressly  agreed and except that any such partner,  owner or  beneficiary  shall be fully liable,  to the extent  provided by  applicable  law, for any unpaid  consideration  for stock,  unpaid capital  contribution  or failure to pay any  installment or call owing to such entity.

               Each holder or Beneficial  Owner of a Variable Funding Note, by acceptance of a
Variable  Funding Note or, in the case of a  Beneficial  Owner of a Variable  Funding  Note, a beneficial  interest  in a  Variable  Funding  Note,  covenants  and agrees by  accepting  the benefits of the  Indenture  that such holder or  Beneficial  Owner of a Variable  Funding Note will  not at  any  time  institute  against  the  Depositor  or the  Issuer,  or  join  in any institution  against the Depositor,  the Seller,  the Master  Servicer,  GMAC Mortgage  Group,
Inc.  or  the  Issuer  of,  any  bankruptcy,   reorganization,   arrangement,   insolvency  or
liquidation  proceedings  under any United States  federal or state  bankruptcy or similar law in connection with any obligations  relating to the Variable  Funding Notes,  the Indenture or the Basic Documents.

               The Issuer has entered into the  Indenture  and this  Variable  Funding Note is issued with the  intention  that,  for federal,  state and local income,  single  business and franchise  tax  purposes,  the  Variable  Funding  Notes will qualify as  indebtedness  of the
Issuer.  Each holder of a Variable  Funding Note,  by  acceptance  of a Variable  Funding Note
(and  each  Beneficial  Owner of a  Variable  Funding  Note,  by  acceptance  of a  beneficial interest  in a  Variable  Funding  Note),  agrees  to treat  the  Variable  Funding  Notes for federal,  state and local income,  single  business and franchise tax purposes as indebtedness of the Issuer.

               Prior to the due  presentment  for  registration  of transfer of this  Variable
Funding Note, the Issuer,  the Indenture  Trustee and any agent of the Issuer or the Indenture
Trustee  may treat the  Person in whose  name  this  Variable  Funding  Note (as of the day of determination  or as of such other date as may be specified in the  Indenture)  is  registered as the owner hereof for all purposes,  whether or not this  Variable  Funding Note be overdue, and none of the Issuer,  the  Indenture  Trustee or any such agent shall be affected by notice to the contrary.
               The  Indenture  permits,  with  certain  exceptions  as therein  provided,  the amendment  thereof and the  modification  of the rights and  obligations of the Issuer and the
Indenture  Trustee  and the rights of the  holders of the  Variable  Funding  Notes  under the
Indenture  at any  time by the  Issuer  and the  Indenture  Trustee  with the  consent  of the holders of Notes  representing  a majority of the  Security  Balances of all Notes at the time
Outstanding  and the  Credit  Enhancer  and with  prior  notice to the  Rating  Agencies.  The
Indenture  also contains  provisions  permitting the holders of Notes  representing  specified percentages  of the  Security  Balances  of all  Notes,  on behalf of the  holders  of all the
Notes,  to waive  compliance  by the Issuer  with  certain  provisions  of the  Indenture  and certain  past  defaults  under the  Indenture  and their  consequences.  Any such  consent  or waiver by the holder of this Variable  Funding Note (or any one of more  Predecessor  Variable
Funding  Notes) shall be conclusive  and binding upon such holder and upon all future  holders of this Variable  Funding Note and of any Variable  Funding Note issued upon the  registration of transfer  hereof or in exchange  hereof or in lieu hereof  whether or not  notation of such consent or waiver is made upon this  Variable  Funding Note.  The  Indenture  also permits the
Indenture  Trustee to amend or waive certain terms and  conditions  set forth in the Indenture without  the consent of holders of the  Variable  Funding  Notes  issued  thereunder  but with prior notice to the Rating Agencies and the Credit Enhancer.

               The term "Issuer" as used in this Variable  Funding Note includes any successor to the Issuer under the Indenture.

               The Issuer is permitted  by the  Indenture,  under  certain  circumstances,  to merge or  consolidate,  subject  to the rights of the  Indenture  Trustee  and the  holders of
Variable Funding Notes under the Indenture.

               The  Variable   Funding  Notes  are  issuable   only  in  registered   form  in
denominations as provided in the Indenture, subject to certain limitations therein set forth.

               This Variable  Funding Note and the Indenture  shall be construed in accordance with the laws of the State of New York,  without  reference to its conflict of law provisions, and the  obligations,  rights and remedies of the parties  hereunder and  thereunder  shall be determined in accordance with such laws.

               No reference  herein to the Indenture and no provision of this Variable Funding
Note or of the  Indenture  shall  alter or  impair  the  obligation  of the  Issuer,  which is absolute and  unconditional,  to pay the  principal of and interest on this  Variable  Funding
Note at the times, place and rate, and in the coin or currency herein prescribed.

               Anything herein to the contrary  notwithstanding,  except as expressly provided in the  Basic  Documents,  none  of  Wilmington  Trust  Company  in its  individual  capacity,
JPMorgan Chase Bank, N.A., in its individual  capacity,  any owner of a beneficial interest in the Issuer, or any of their respective partners,  beneficiaries,  agents, officers, directors, employees or successors or assigns shall be personally  liable for, nor shall  recourse be had to any of them for, the payment of principal of or interest on this  Variable  Funding Note or
performance   of,  or  omission   to   perform,   any  of  the   covenants,   obligations   or
indemnifications  contained  in the  Indenture.  The holder of this  Variable  Funding Note by its acceptance  hereof agrees that,  except as expressly  provided in the Basic Documents,  in the case of an Event of Default  under the  Indenture,  the holder shall have no claim against any of the foregoing for any deficiency,  loss or claim  therefrom;  provided,  however,  that nothing contained herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all liabilities,  obligations and  undertakings  contained in the Indenture or in this Variable Funding Note.

               IN WITNESS WHEREOF,  the Owner Trustee,  on behalf of the Issuer and not in its individual capacity, has caused this Variable Funding Note to be duly executed.

                                            HOME EQUITY LOAN TRUST 2005-HSA1,

                                            By     WILMINGTON   TRUST  COMPANY,   not  in  its
                                                   individual  capacity  but  solely  as Owner
                                                   Trustee

Dated:  December 29, 2005

                                            By:
                                               Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is one of the Variable Funding Note referred to in the within mentioned Indenture.

                                            JPMORGAN CHASE BANK, N.A., not in
                                            its individual capacity but solely as Indenture
                                            Trustee

Dated:  December 29, 2005

                                            By:
                                               Authorized Signatory

                                          ASSIGNMENT

Social   Security   or   taxpayer   I.D.   or   other   identifying    number   of   assignee:
______________________________________________________________________________

               FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfer unto
____________________________________________________________________________________________________________________________________________________________
                                (name and address of assignee)

the  within  Variable  Funding  Note  and  all  rights  thereunder,   and  hereby  irrevocably
constitutes   and   appoints    _____________________________________________________________,
attorney,  to transfer said Variable Funding Note on the books kept for registration  thereof, with full power of substitution in the premises.

Dated:                                                                                    */
                                                   Signature Guaranteed:

                                                                                           */

*       NOTICE:  The  signature  to this  assignment  must  correspond  with  the  name of the registered  owner as it  appears  on the face of the  within  Term  Note in every  particular, without  alteration,  enlargement  or any change  whatever.  Such signature must be guaranteed by an "eligible guarantor  institution" meeting the requirements of the Note Registrar,  which requirements  include membership or participation in STAMP or such other "signature  guarantee program" as may be determined by the Note  Registrar in addition to, or in  substitution  for,
STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                          SCHEDULE A
                                              to
                               HOME EQUITY LOAN TRUST 2005-HSA1
                        Home Equity Loan-Backed Variable Funding Note

============ ====================== ================ =================== ========================

   DATE       PERCENTAGE INTEREST      PRINCIPAL      SECURITY BALANCE    AUTHORIZED SIGNATURE
                                       PAYMENTS         OUTSTANDING       OF INDENTURE TRUSTEE
------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

------------ ---------------------- ---------------- ------------------- ------------------------
------------ ---------------------- ---------------- ------------------- ------------------------

============ ====================== ================ =================== ========================

                                          EXHIBIT B

                        [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:
                        ______________________________________________
                        ______________________________________________
                        ______________________________________________
                        ______________________________________________

               The  undersigned  seller,  as  registered  holder  (the  "Seller"),  intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1.     In connection  with such transfer and in accordance  with the agreements pursuant to which the Rule 144A  Securities  were  issued,  the Seller  hereby  certifies  the
following   facts:   Neither  the  Seller  nor  anyone  acting  on  its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated  with  respect  to  the  Rule  144A  Securities,  any  interest  in the  Rule  144A
Securities or any other similar  security with, any person in any manner,  or made any general solicitation  by means of  general  advertising  or in any  other  manner,  or taken any other action,  that  would  constitute  a  distribution  of  the  Rule  144A  Securities  under  the
Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition of the Rule 144A  Securities  a  violation  of Section 5 of the 1933 Act or require  registration pursuant  thereto,  and that the Seller has not offered the Rule 144A Securities to any person other  than the Buyer or  another  "qualified  institutional  buyer" as  defined  in Rule 144A under the 1933 Act.

               2.     The Buyer warrants and represents to, and covenants  with, the Indenture
Trustee and the Issuer (as defined in the Indenture  (the  "Indenture"),  dated as of December
29,  2005,  between Home Equity Loan Trust  2005-HSA1,  as Issuer,  and  JPMorgan  Chase Bank,
N.A., as Indenture Trustee, pursuant to Section 4.02 of the Indenture, as follows:

                      a.     The  Buyer  understands  that the Rule 144A  Securities  have not been registered under the 1933 Act or the securities laws of any state.

                      b.     The  Buyer   considers   itself  a   substantial,   sophisticated
        institutional  investor having such knowledge and experience in financial and business matters that it is capable of  evaluating  the merits and risks of  investment  in the
        Rule 144A Securities.

                      c.     The Buyer has been furnished with all  information  regarding the
        Rule 144A  Securities  that it has requested from the Seller,  the Indenture  Trustee, the Owner Trustee or the Master Servicer.

                      d.     Neither  the Buyer nor anyone  acting on its behalf has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A
        Securities,  any interest in the Rule 144A  Securities or any other  similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A  Securities  or any other  similar  security  with,  any person  in  any  manner,  or  made  any  general  solicitation  by  means  of  general advertising or in any other manner,  or taken any other action,  that would constitute a  distribution  of the Rule 144A  Securities  under the 1933 Act or that would render the  disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto,  nor will it act, nor has it authorized or will it  authorize  any person to act, in such  manner  with  respect to the Rule 144A
        Securities.

                      e.     The Buyer is a  "qualified  institutional  buyer" as that term is defined  in Rule  144A  under  the 1933 Act and has  completed  either of the forms of certification  to that  effect  attached  hereto  as Annex 1 or Annex 2. The  Buyer is aware  that  the sale to it is being  made in  reliance  on Rule  144A.  The  Buyer is acquiring  the Rule 144A  Securities  for its own  account  or the  accounts  of other qualified  institutional  buyers,  understands  that such Rule 144A  Securities may be resold,  pledged  or  transferred  only (i) to a person  reasonably  believed  to be a qualified  institutional  buyer that  purchases for its own account or for the account of a qualified  institutional buyer to whom notice is given that the resale, pledge or transfer  is  being  made in  reliance  on Rule  144A,  or (ii)  pursuant  to  another exemption from registration under the 1933 Act.

               3.     This  document  may be executed in one or more  counterparts  and by the different parties hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original;  such  counterparts,  together,  shall  constitute  one and the same document.

               IN WITNESS  WHEREOF,  each of the parties has executed  this document as of the date set forth below.

Print Name of Seller                              Print Name of Buyer

By:                                               By:
    Name:                                              Name:
    Title:                                             Title:

Tax Payer Identification:                         Tax Payer Identification:

No.                                               No.

Date:                                             Date:

                                                                          ANNEX 1 TO EXHIBIT B

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                   [For Buyers Other Than Registered Investment Companies]

        The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule  144A
Investment Representation to which this Certification is attached:

               1.     As indicated  below,  the undersigned is the President,  Chief Financial
Officer, Senior Vice President or other executive officer of the Buyer.

               2.     In  connection  with  purchases by the Buyer,  the Buyer is a "qualified institutional  buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933
("Rule  144A")  because  (i)  the  Buyer  owned  and/or  invested  on  a  discretionary  basis
$                                            **  in   securities   (except  for  the  excluded
securities  referred  to below) as of the end of the  Buyer's  most  recent  fiscal year (such amount  being  calculated  in  accordance  with Rule  144A) and (ii) the Buyer  satisfies  the criteria in the category marked below.

-       Corporation,  etc.  The Buyer is a  corporation  (other than a bank,  savings and loan
        association  or  similar  institution),   Massachusetts  or  similar  business  trust,
        partnership,  or  charitable  organization  described  in  Section  501(c)(3)  of  the
        Internal Revenue Code.

-       Bank.  The Buyer (a) is a national  bank or banking  institution  organized  under the laws of any State,  territory or the  District of  Columbia,  the business of which is substantially  confined  to  banking  and is  supervised  by the State or  territorial
        banking   commission  or  similar   official  or  is  a  foreign  bank  or  equivalent
        institution,  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-       Savings and Loan. The Buyer (a) is a savings and loan  association,  building and loan association,  cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal  authority  having  supervision over any such  institutions  or  is a  foreign  savings  and  loan  association  or  equivalent institution  and (b) has an audited net worth of at least  $25,000,000 as demonstrated in its latest annual financial statements.

-       Broker-Dealer.  The  Buyer  is a  dealer  registered  pursuant  to  Section  15 of the
        Securities Exchange Act of 1934.

-       Insurance  Company.  The Buyer is an insurance  company whose primary and  predominant business activity is the writing of insurance or the reinsuring of risks  underwritten by  insurance  companies  and  which  is  subject  to  supervision  by  the  insurance commissioner  or a similar  official or agency of a State or territory or the District of Columbia.

-       State or Local Plan. The Buyer is a plan  established  and maintained by a State,  its political  subdivisions,  or  any  agency  or  instrumentality  of  the  State  or its political subdivisions, for the benefit of its employees.

-       ERISA  Plan.  The Buyer is an employee  benefit  plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-       Investment  Adviser.   The  Buyer  is  an  investment  adviser  registered  under  the
        Investment Advisers Act of 1940.

-       SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S. Small
        Business  Administration  under Section 301(c) or (d) of the Small Business Investment
        Act of 1958.

-       Business  Development  Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-       Trust  Fund.  The Buyer is a trust fund whose  trustee is a bank or trust  company and whose  participants  are exclusively (a) plans  established and maintained by a State, its  political  subdivisions,  or any  agency or  instrumentality  of the State or its political  subdivisions,  for the benefit of its  employees,  or (b) employee  benefit plans within the meaning of Title I of the Employee  Retirement Income Security Act of
        1974,  but is not a trust fund that  includes as  participants  individual  retirement accounts or H.R. 10 plans.

----------

**      Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

               3.     The term  "securities" as used herein does not include (i) securities of issuers  that are  affiliated  with the  Buyer,  (ii)  securities  that are part of an  unsold allotment  to or  subscription  by the Buyer,  if the Buyer is a dealer,  (iii)  bank  deposit notes and certificates of deposit, (iv) loan participations,  (v) repurchase agreements,  (vi)
securities owned but subject to a repurchase  agreement and (vii) currency,  interest rate and commodity swaps.

               4.     For purposes of  determining  the aggregate  amount of securities  owned and/or  invested  on a  discretionary  basis by the  Buyer,  the  Buyer  used the cost of such securities  to the  Buyer  and  did  not  include  any of the  securities  referred  to in the preceding  paragraph.  Further,  in  determining  such  aggregate  amount,  the Buyer may have included  securities  owned by subsidiaries of the Buyer,  but only if such  subsidiaries  are consolidated  with  the  Buyer  in  its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles and if the  investments of such  subsidiaries  are managed  under the  Buyer's  direction.  However,  such  securities  were not  included if the
Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise  and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

               5.     The  Buyer   acknowledges  that  it  is  familiar  with  Rule  144A  and understands  that the seller to it and other parties  related to the Rule 144A  Securities are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                      Will the Buyer be purchasing the Rule 144A
        Yes    No     Securities only for the Buyer's own account?

               6.     If the answer to the foregoing  question is "no", the Buyer agrees that, in  connection  with any purchase of  securities  sold to the Buyer for the account of a third party  (including  any  separate  account)  in  reliance  on Rule  144A,  the Buyer  will only purchase  for the  account  of a third  party that at the time is a  "qualified  institutional buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer  agrees that the Buyer will not  purchase  securities  for  a  third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other appropriate steps  contemplated by
Rule 144A to conclude that such third party  independently  meets the definition of "qualified institutional buyer" set forth in Rule 144A.

               7.     The Buyer will notify  each of the  parties to which this  certification is made of any  changes in the  information  and  conclusions  herein.  Until  such  notice is given,  the Buyer's  purchase of Rule 144A Securities will constitute a reaffirmation  of this certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By:
                                               Name:
                                               Title:

                                            Date:

                                                                          ANNEX 2 TO EXHIBIT B

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers That Are Registered Investment Companies]

               The  undersigned  hereby  certifies as follows in connection with the Rule 144A
Investment Representation to which this certification is attached:

               1.     As indicated  below,  the undersigned is the President,  Chief Financial
Officer or Senior Vice  President of the Buyer or, if the Buyer is a "qualified  institutional buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule  144A")
because  Buyer is part of a Family of  Investment  Companies  (as defined  below),  is such an officer of the Adviser.

               2.     In  connection  with  purchases  by  Buyer,  the  Buyer is a  "qualified institutional  buyer" as  defined  in SEC Rule  144A  because  (i) the Buyer is an  investment company  registered  under the Investment  Company Act of 1940, and (ii) as marked below,  the
Buyer alone,  or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000 in securities  (other  than the  excluded  securities  referred  to  below)  as of the end of the
Buyer's most recent fiscal year.  For purposes of determining  the amount of securities  owned by the Buyer or the Buyer's Family of Investment  Companies,  the cost of such  securities was used.

-       - The Buyer  owned  $                                  in  securities  (other than the
        excluded  securities  referred  to below)  as of the end of the  Buyer's  most  recent fiscal year (such amount being calculated in accordance with Rule 144A).

-       - The Buyer is part of a Family of Investment  Companies  which owned in the aggregate
        $                              in  securities  (other  than  the  excluded  securities
        referred to below) as of the end of the Buyer's  most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

               3.     The term "Family of  Investment  Companies"  as used herein means two or more  registered  investment  companies  (or  series  thereof)  that have the same  investment adviser  or  investment  advisers  that are  affiliated  (by  virtue of being  majority  owned subsidiaries  of the same  parent or  because  one  investment  adviser  is a  majority  owned subsidiary of the other).

               4.     The term  "securities" as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer or are part of the Buyer's  Family of  Investment
Companies,  (ii) bank deposit notes and  certificates of deposit,  (iii) loan  participations,
(iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase  agreement and
(vi) currency, interest rate and commodity swaps.

               5.     The Buyer is familiar  with Rule 144A and  understands  that each of the parties to which this  certification  is made are  relying  and will  continue  to rely on the statements  made  herein  because  one or more sales to the Buyer will be in  reliance on Rule
144A.  In addition, the Buyer will only purchase for the Buyer's own account.

               6.     The  undersigned   will  notify  each  of  the  parties  to  which  this
certification  is made of any changes in the information and  conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.
-                                            Print Name of Buyer

                                            By:
                                               Name:
                                               Title:

                                            IF AN ADVISER:

                                           Print Name of Buyer

                                            Date:

                                          EXHIBIT C

                            FORM OF INVESTOR REPRESENTATION LETTER

                                    _______________ , 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, NY  10004
Attention:  Corporate Trust Administration

               Re:    Home Equity Loan-Backed Capped Funding Notes
                      Series 2005-HSA1

Ladies and Gentlemen:

               __________________  (the  "Purchaser")  intends to purchase from _________ (the
"Seller") $_______ Capped Funding Notes of Series 2005-HSA1 (the "Notes"),  issued pursuant to the  Indenture  (the  "Indenture"),  dated as of December  29, 2005  between  Home Equity Loan
Trust  2005-HSA1,  as issuer (the  "Issuer"),  and  JPMorgan  Chase Bank,  N.A.,  as indenture trustee (the  "Indenture  Trustee").  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the  Indenture.  The  Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

               1.     The Purchaser  understands that (a) the Notes have not been and will not be registered or qualified  under the  Securities  Act of 1933, as amended (the "Act")
        or any state  securities  law,  (b) the  Depositor  is not  required to so register or qualify  the  Notes,  (c) the Notes may be resold  only if  registered  and  qualified pursuant to the provisions of the Act or any state  securities law, or if an exemption from such  registration  and  qualification is available,  (d) the Indenture  contains restrictions  regarding the transfer of the Notes and (e) the Notes will bear a legend to the foregoing effect.

               2.     The Purchaser is acquiring the Notes for its own account for  investment only and not with a view to or for sale in connection  with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

               3.     The  Purchaser  is  (a)  a  substantial,   sophisticated   institutional
        investor having such knowledge and experience in financial and business matters,  and, in particular,  in such matters related to securities  similar to the Notes, such that it is capable of evaluating the merits and risks of investment in the Notes,  (b) able to bear the economic  risks of such an  investment  and (c) an  "accredited  investor"
        within the meaning of Rule 501(a) promulgated pursuant to the Act.

               4.     The Purchaser has been  furnished  with,  and has had an  opportunity to
        review    (a)   [a    copy    of   the    Private    Placement    Memorandum,    dated
                                    relating to the Notes (b)] a copy of the Indenture and [b]
        [c] such  other  information  concerning  the  Notes,  the Home  Equity  Loans and the
        Depositor as has been  requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's  decision to purchase the Notes.  The Purchaser has had any questions  arising from such review answered by the Depositor or the Seller to the satisfaction  of the Purchaser.  [If the Purchaser did not purchase the Notes from the
        Seller in connection with the initial  distribution of the Notes and was provided with a copy  of  the  Private  Placement  Memorandum  (the  "Memorandum")  relating  to the original  sale (the  "Original  Sale") of the Notes by the  Depositor,  the  Purchaser
        acknowledges  that  such  Memorandum  was  provided  to it by  the  Seller,  that  the
        Memorandum  was  prepared  by the  Depositor  solely  for use in  connection  with the
        Original Sale and the Depositor  did not  participate  in or facilitate in any way the purchase of the Notes by the Purchaser from the Seller,  and the Purchaser agrees that it will  look  solely to the  Seller  and not to the  Depositor  with  respect  to any damage,  liability,  claim or expense arising out of,  resulting from or in connection with  (a)  error  or  omission,  or  alleged  error  or  omission,  contained  in  the
        Memorandum,  or (b) any  information,  development  or event arising after the date of the Memorandum.]

               5.     The  Purchaser  has not and  will not nor has it  authorized  or will it authorize any person to (a) offer,  pledge, sell, dispose of or otherwise transfer any
        Note,  any  interest  in any Note or any other  similar  security to any person in any manner,  (b)  solicit  any offer to buy or to accept a  pledge,  disposition  of other transfer of any Note, any interest in any Note or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate  with respect to any Note, any interest in any Note or any other similar  security with any person in any manner,
        (d) make any  general  solicitation  by means of general  advertising  or in any other manner or (e) take any other  action,  that (as to any of (a) through (e) above) would constitute  a  distribution  of  any  Note  under  the  Act,  that  would  render  the disposition  of any Note a violation  of Section 5 of the Act or any state  securities law,  or that would  require  registration  or  qualification  pursuant  thereto.  The
        Purchaser will not sell or otherwise  transfer any of the Notes,  except in compliance with the provisions of the Indenture.

               6.     The Purchaser is not a non-United States person.

                                            Very truly yours,

                                            By:
                                               Name:
                                               Title:

                                          EXHIBIT D

                           FORM OF TRANSFEROR REPRESENTATION LETTER

                                  __________________, 20___

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
4 New York Plaza
New York, NY  10004

Attention:  Corporate Trust Administration

               Re:    Home Equity Loan-Backed Capped Funding Notes
                      Series 2005-HSA1

Ladies and Gentlemen:

               ___________________(the  "Purchaser")  intends to  purchase  from  ______  (the
"Seller") $_______ Capped Funding Notes of Series 2005-HSA1 (the "Notes"),  issued pursuant to the  (the  "Indenture"),  dated as of  December  29,  2005  between  Home  Equity  Loan  Trust
2005-HSA1, as issuer (the "Issuer"),  and JPMorgan Chase Bank, N.A., as indenture trustee (the
"Indenture  Trustee").  All  terms  used  herein  and not  otherwise  defined  shall  have the meanings set forth in the  Indenture.  The Seller hereby  certifies,  represents  and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

               Neither the Seller nor anyone  acting on its behalf has (a)  offered,  pledged, sold,  disposed of or otherwise  transferred  any Note,  any interest in any Note or any other similar  security  to any  person  in any  manner,  (b) has  solicited  any offer to buy or to accept a pledge,  disposition  or other  transfer of any Note, any interest in any Note or any other  similar  security  from any  person in any  manner,  (c) has  otherwise  approached  or negotiated  with respect to any Note,  any interest in any Note or any other similar  security with any  person in any  manner,  (d) has made any  general  solicitation  by means of general advertising  or in any other  manner,  or (e) has taken any other  action,  that (as to any of
(a) through (e) above) would  constitute a distribution  of the Notes under the Securities Act of 1933 (the "Act"),  that would render the  disposition  of any Note a violation of Section 5 of the Act or any state  securities law, or that would require  registration or  qualification pursuant  thereto.  The  Seller  will not  act,  in any  manner  set  forth  in the  foregoing sentence  with  respect  to any  Note.  The  Seller  has not and will  not  sell or  otherwise transfer any of the Notes, except in compliance with the provisions of the Indenture.

                                            Very truly yours,

                                            (Seller)

                                            By:
                                            Name:
                                            Title: